ANNUAL REPORT

October 31, 2002

CLASSES I AND Q                           INTERNATIONAL EQUITY FUNDS
                                          ING Emerging Countries Fund
                                          ING International Fund
                                          ING International SmallCap Growth Fund
                                          ING International Value Fund

                                          GLOBAL EQUITY FUNDS
                                          ING Global Technology Fund
                                          ING Worldwide Growth Fund




[PHOTO]


                                                                      ING FUNDS
                                                                     [LION LOGO]

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            President's Letter ...............................     1
            Portfolio Managers' Reports:
              International Equity Funds .....................     2
              Global Equity Funds ............................    10
            Index Descriptions ...............................    14
            Report of Independent Accountants ................    15
            Statements of Assets and Liabilities .............    16
            Statements of Operations .........................    20
            Statements of Changes in Net Assets ..............    22
            Financial Highlights .............................    25
            Notes to Financial Statements ....................    31
            Portfolios of Investments ........................    46
            Shareholder Meeting Information ..................    64
            Tax Information ..................................    65
            Director/Trustee and Officer Information .........    66

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Classes I and Q October 31, 2002, Annual Report for the ING Funds. There are six Funds included in this Annual Report.

The year ended October 31, 2002 proved to be a difficult period as a weak economy and continued accounting scandals in the corporate sector took their toll on the U.S. equity markets. Internationally, the news was the same, as share prices in developed markets were hurt during the period by a slowing global economy.

Amid the difficulties of the past twelve months, we were successful in integrating the operations of various mutual fund groups that have been acquired by ING Groep N.V. over the past two years. The ING Funds family now offers more than 100 open- and closed-end funds and variable products with a wide range of investment objectives and styles.

At ING Funds, we are dedicated to providing core investments for serious investors. Our goal is to understand and anticipate your needs and objectives, and manage our products accordingly. We greatly appreciate your continued investment in the ING Funds.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds Services, LLC
November 15, 2002

ING EMERGING COUNTRIES FUND                           Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Richard T. Saler, Philip A. Schwartz, Jan Wim Derks, Eric Anderson, Bratin Sanyal, ING Investments, LLC.

GOAL: The ING Emerging Countries Fund (the "Fund) seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies in at least three Emerging Market countries.

MARKET OVERVIEW: Over the year period ended October 31, 2002, Emerging Markets returned 8.44% as measured by the MSCI Emerging Market Free Index (MSCI EMF). This performance compares very favorably to developed markets, which fell sharply over the same period (S&P 500 -15.1%; MSCI World -15.0%). However, after the strong 32% rally over the six-month period ending April 30, 2002, emerging markets gave back a good part of their strong gains as prospects for a global economic recovery deteriorated.

Asia was the best performing region within the emerging markets rising 18.5% over the one-year period. Asian markets are highly geared to a recovery in the global economy and are typically early cycle movers. As signals of an economic recovery began to appear late in 2001 these markets began to perform strongly. However, in July of 2002, with the US and global recovery losing steam, Asia began to sell off driven down mainly by the markets that had outperformed on the way up, namely Korea and Taiwan. Although the growth in much of non-Japan Asia has begun to slow, growth in China remains very dynamic. China is increasingly becoming the engine of growth not only within but globally.

Latin America suffered over the period due to election uncertainty in Brazil and slowing growth in Mexico. The Brazilian market fell by 21% with most of the declines coming in the July to October period. Overall the Latin markets fell 13.6% over the one-year period. In early July, with populist candidate Lula leading in the polls, the market began to sell off; fearing that Lula and his Labor party would spend irresponsibly, leading the country to default on its sovereign debt. Now that Lula has won the election and most of his initial statements have been market friendly, equities and the currency have begun to rebound. Meanwhile growth in Mexico remains sluggish and should continue to do so until growth in the US begins to accelerate.

The EMEA (Europe, Middle East and Africa) markets fell 9.0% over the period in spite of the strong performance of Russia, which rose 46% and continues to benefit from high oil prices, rising valuations, and improvements in corporate governance. The South African market struggled late in 2001 and early this year as concerns over election volatility in neighboring Zimbabwe hurt confidence. The South African Rand weakened by more than 30% at one stage but has since recovered almost all of those losses. In spite of rapidly rising domestic interest rates implemented to dampen inflation and uncertainty surrounding a recently announced mining bill, the South African Market has been one of the best performing emerging markets over the last six months. Turkey was a disappointment as ailing Prime Minister Ecevit called for early elections and the market and currency plummeted. However, since the elections in late October in which the AK party won a majority in parliament, the market has rallied over 40%.

With the exception of Telecoms and utilities, emerging markets performed fairly well across all sectors. Technology was one of the best performing sectors up 22% over the period. Rising computer chip prices led by expectations of industry consolidation and rising demand triggered a powerful rally in stocks such as Samsung Electronics, which rose 110% over the period. Mining shares, primarily driven by higher gold prices, also rose 22% over the period.

PERFORMANCE: For the year ended October 31, 2002 the Fund's Class Q shares provided a total return of 4.41% compared to the MSCI EMF Index, which returned 8.44% for the same period.

PORTFOLIO SPECIFICS: Over the period we gradually reduced our exposure to non-emerging stocks from 12% to zero as the case for continued outperformance of emerging markets relative to developed markets strengthened. The move was timely as emerging markets strongly outperformed developed markets over the period.

Within emerging markets, we began the period with overweight positions in Asia and Latin America as those regions were most geared to the global economic cycle. However, as the recovery began to show signs of fading in July 2002, we reduced positions in the more geared countries of Korea, Taiwan and Mexico and began to position more defensively. We maintained our overweight position to Russian oil stocks, which were poised to benefit from a persistent war premium on oil and added to positions in the banking sector in Eastern Europe. We also added to a stable cash flow generator in Israel called Teva Pharmaceutical. Unfortunately, we remained overweight in Brazil for too long and were caught in the sharp sell off in this market. Since April 30, 2002, on an attribution basis our best country bet was our overweight position in Russia while our worst was the overweight in Brazil. On a stock selection basis our best picks are coming from Taiwan, Israel and India while the worst are in South Korea. On a sector basis, good calls on the Technology sector added the most to performance while our underweight position in the financial sector hurt us somewhat.

MARKET OUTLOOK: Given our base case scenario of a gradual global economic recovery, we believe emerging markets will likely continue to outperform developed markets. The drivers for outperformance are higher earnings growth combined with deeply discounted valuations. However, because of the gradual nature of the recovery, careful stock picking based on thorough fundamental research will be critical. Our strategy is to focus on countries where economic growth appears to be rebounding and on companies with improving cash flows, solid balance sheets and attractive valuations.

Portfolio Managers' Report                           ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

                                           08/31/95  10/31/95  10/31/96  10/31/97  10/31/98  10/31/99  10/31/00  10/31/01  10/31/02
                                           --------  --------  --------  --------  --------  --------  --------  --------  --------
ING Emerging Countries Fund Class Q        $10,000   $ 9,520   $11,552   $13,235   $ 9,901   $13,781   $13,716   $10,015   $10,457
MSCI EMF Index                             $10,000   $ 9,572   $10,192   $ 9,328   $ 6,437   $ 9,310   $ 8,490   $ 6,498   $ 7,047

                              AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED OCTOBER 31, 2002
                         --------------------------------------
                                                SINCE INCEPTION
                                                  OF CLASS Q
                         1 YEAR       5 YEAR       08/31/95
                         ------       ------       --------
Class Q                   4.41%       -4.60%         0.63%
MSCI EMF Index            8.44%       -5.45%        -4.77%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Countries Fund against the MSCI EMF Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 09/01/95.

PRINCIPAL RISK FACTOR(S): Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 14.

ING INTERNATIONAL FUND                                Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Richard Saler, Portfolio Manager; Philip Schwartz, C.F.A., Portfolio Manager; ING Investments, LLC.

GOAL: The ING International Fund (the "Fund") seeks to maximize long-term growth of capital through investment in equity securities and equity equivalents of companies outside the U.S. The Fund may hold up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

MARKET OVERVIEW: In our Semi-Annual Report for the six-month period ended April, 2002, we said that investment conditions in the period had been dominated by the aftermath of the events of September 11, 2001 and global economic recovery. The outlook was far from clear. The U.S. had led the downturn and it seemed obvious that that economy, accounting for about 30% of global output, would lead the rebound. But how strong would this be? Consumer spending had not fallen very much and there was no reason why it should accelerate. The same could be said for housing related demand. In addition, slumping business investment, especially in technology, had put economies on the downward track and was unlikely to rebound strongly since it would take both substantially improving corporate profits and/or a new impetus to invest. The first would take time. The second was hard to see, given the scale of the over-investment in technology that had taken place.

Six months on, not much has changed. It has been revealed that the U.S. economy contracted in the first three quarters of 2001. After a strong rebound in the first quarter of 2002, the second quarter was weak, the third disappointing and by the end of the third quarter the U.S. economy had slowed markedly. It remains the case that U.S. consumers are the only material source of global demand and they may be starting to tire.

There was little to get enthused over in the international economies and again the issues are essentially the same; Japan's problems, deflation and a paralyzed banking system, seemed as intractable as ever. They still do. Despite a change in Financial Services Minister at the end of October, the policies are as ineffectual as ever. Demand remains weak in Europe excluding the U.K., with high unemployment and declining business confidence. In Germany, Chancellor Schroeder was re-elected in September, dashing hopes of a more reform-minded agenda to tackle the labor market inflexibilities and other competitive problems in Europe's largest economy. The European Central Bank meanwhile, refuses to reduce interest rates, saying that its job is to keep inflation below 2%; it is up to governments to confront structural problems. In the U.K., over all conditions were and are more favorable, with unemployment, inflation and interest rates at the lowest levels in a generation, a booming housing market and consumer demand holding up. But the U.K.'s economy is too small in global terms to make a difference and the manufacturing sector is extremely weak.

A major development for both market sentiment and investor confidence generally was the emergence of a string of corporate governance scandals, mainly in the U.S. Now, there is the additional uncertainty of impending military conflict in the Middle East.

During the first six months of the fiscal year most markets were moderately stronger. The MSCI EAFE Index rose 5.66% in dollar terms. However, as concern grew about the strength of the global recovery and the other issues mentioned above, all markets slumped. By early October the major markets were trading at multi-year lows. For the year EAFE was down 12.93% (including net dividends).

PERFORMANCE: For the year ended October 31, 2002, the Fund's Class Q shares provided a total return of -13.09% compared to the MSCI EAFE Index, which returned -12.93% for the same period.

PORTFOLIO SPECIFICS: The Fund slightly outperformed its major benchmark over the year. Our analysis indicates that we benefited by being underweight in stocks in the worst performing sectors, telecommunications and technology. Our stock selections in the consumer discretionary sector performed comparatively poorly. But this was made up for by stock selection gains in the health care, financials, materials and consumer staples sectors.

MARKET OUTLOOK: Given the uncertainties described above, we have framed our strategy throughout the year so as to cover a wide spread of sectors with no very large bets. Instead we have tried to be opportunistic in taking advantage of stocks that appeared to offer good relative value according to our process. This would drive sector allocations and might result in a defensive or aggressive looking bias from time to time. We are even more committed to such a strategy now, as real signs of economic and earnings recovery remain elusive. Financial strength in company balance sheets is a key consideration.

An underweight in financials, (principally banks by about 7%), is our biggest position against the benchmark. Regionally we are about 8% underweight in Japan and the U.K. However these arise from stock level decisions, influenced by regional conditions, rather than from explicit regional strategies. We are overweight in Europe excluding U.K., the region in which the best opportunities probably lie. Cash remains relatively high because of the need to be deliberate before investing in today's markets, where there are no safe havens.

Portfolio Managers' Report                                ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                         2/26/01       10/31/01    10/31/02
                                         -------       --------    --------
ING International Fund Class Q           $ 10,000      $ 8,190     $ 7,118
MSCI EAFE Index                          $ 10,000      $ 8,169     $ 7,113

                                   AVERAGE ANNUAL TOTAL RETURNS
                              FOR THE PERIODS ENDED OCTOBER 31, 2002
                            -------------------------------------------
                                      SINCE INCEPTION   SINCE INCEPTION
                                         OF CLASS I       OF CLASS Q
                             1 YEAR       01/15/02         02/26/01
                             ------       --------         --------
Class I                        --          -14.42%              --
Class Q                     -13.09%            --           -18.32%
MSCI EAFE Index             -12.93%        -16.53%(1)       -18.49%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 01/01/02.

(2)  Since inception performance for the index is shown from 03/01/01.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. The risks of foreign investing are generally intensified for investing in emerging markets.

                 See accompanying index descriptions on page 14.

ING INTERNATIONAL
SMALLCAP GROWTH FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Loretta J. Morris, Portfolio Manager; Horacio A. Valeiras, CFA, Chief Investment Officer, Nicholas-Applegate Capital Management.

GOAL: The ING International SmallCap Growth Fund (the "Fund") seeks to maximize long-term capital appreciation through investments in small-capitalization, non-U.S. securities.

MARKET OVERVIEW: Following two consecutive years of declines in the global stock market, investors could not be faulted for hoping that better days lay ahead. However, these hopes were dashed as equity markets around the world continued to retreat during the twelve-month period ended October 31, 2002.

The reporting period began with a powerful rally as investors rebuilt their shattered confidence and sentiment improved following the September 11, 2001 attacks on U.S. soil. In the wake of the attacks, coordinated action by the world's central bankers led to unprecedented stimulus in the form of interest-rate reductions and injections of liquidity into the markets. The stimulus began to have its desired effect late in 2001, as encouraging economic reports indicated that a recovery was indeed underway.

Increasing evidence of a pickup in economic growth, as well as the support of low interest rates, buoyed international markets during the first quarter of 2002. While developed markets in Europe and Japan posted modest gains, emerging markets did significantly better.

As the year unfolded, however, evidence of a slowing global economy, accounting scandals in the United States, an escalation of violence in the Middle East and prospect of U.S. military action in Iraq dampened investor sentiment. One notable exception was in Japan, where stocks surged on a combination of technical reforms (new regulations limiting short-selling, for example) and hints that its beleaguered economy might be bottoming.

Late in the period, the major international developed stock markets, with the exception of Japan, staged a solid rebound. On a macroeconomic level, worries of a possible double-dip recession in global growth were offset by a number of positive data, including moderating oil prices, higher freight rates and a firming in dynamic random access memory (DRAM) chips.

By market capitalization and investment style, international small-cap stocks held up better than large-cap equities and value-oriented stocks outperformed their growth-oriented counterparts.

PERFORMANCE: For the year ended October 31, 2002, the Fund's Class Q Shares provided a total return of -15.74% compared to the Salomon EPAC EMI (Europe, Pacific Australasia Composite Extended Market Index), which returned -6.36% during the same period.

PORTFOLIO SPECIFICS: The Fund's relative underperformance was primarily caused by disappointing stock selection and overweight holdings in the producers/manufacturing and consumer services sector. Within these sectors, broadcasters and machinery/equipment firms declined sharply. Underweight positions in both sectors helped mitigate the declines.

On the positive side, the Fund benefited from strong stock selection in the financial services sector, one of the few (along with consumer non-durables) to post positive returns during the period. Holdings in Irish banks were particularly strong.

By country, stock selection in Ireland and Italy was strong, with both nations gaining during the period. However, holdings in the United Kingdom, Japan and Australia were the primary contributors to both relative underperformance and negative absolute performance. Japanese equities had rallied early in the period, only to pull back upon further evidence of economic weakness and questions over the Koizumi government's ongoing inability to enact meaningful reforms.

Top-performing stocks for the reporting period included Anglo Irish Bank of Ireland, which benefited from strong macroeconomic conditions and rising market share, and Tandberg ASA, a Norwegian information technology company that as of October 31, 2002, had beaten earnings expectations for 10 consecutive quarters and continues to build market share. Decliners included Ballard Power Systems of Canada and LG Electronics of South Korea.

MARKET OUTLOOK: The international equity markets continue to send mixed signals. Economic data have been disappointing in the United States, Eurozone and Japan, and the situation in Iraq remains uncertain.

We are especially cautious about Germany and Japan. In Germany, which amounts to 35% of the total EU economy, German business confidence fell to a nine-month low in October, manufacturing orders declined, and research firms cut their growth forecasts for 2003 by more than half. The persistent overhang of excessive debt could continue to constrain the Eurozone telecommunications industry, although we began to see signs of positive change late in the period. In Japan, resistance to reform is blocking the Koizumi government from making meaningful progress.

For investors to regain confidence and rekindle enthusiasm for equities, a return to profitability and increased visibility regarding corporate earnings in the fourth quarter and into 2003 is paramount. Also, we believe that the European Central Bank (ECB) must lower interest rates to stimulate growth.

The current environment seems to favor stock pickers such as Nicholas-Applegate. International companies whose earnings are in-line with, or better than, expectations and not reflected in the stock's price should be rewarded by investors. These are precisely the types of growth stocks in which we seek to invest. We thank you for your patience and support during what have been challenging times.

                                                               ING INTERNATIONAL
Portfolio Managers' Report                                  SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                          8/31/95   10/31/95  10/31/96  10/31/97  10/31/98  10/31/99  10/31/00  10/31/01  10/31/02
                                          -------   --------  --------  --------  --------  --------  --------  --------  --------
ING International SmallCap
  Growth Fund Class Q                     $10,000   $ 9,760   $11,408   $13,986   $16,221   $28,593   $36,581   $24,105   $20,311
Salomon EPAC EM Index                     $10,000   $ 9,790   $10,969   $10,468   $10,585   $12,494   $12,223   $ 9,881   $ 9,253

                                  AVERAGE ANNUAL TOTAL RETURNS
                             FOR THE PERIODS ENDED OCTOBER 31, 2002
                           -------------------------------------------
                                                       SINCE INCEPTION
                                                          OF CLASS Q
                           1 YEAR           5 YEAR         08/31/95
                           ------           ------         --------
Class Q                    -15.74%           7.75%          10.39%
Salomon EPAC EM Index       -6.36%          -2.44%          -1.08%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International SmallCap Growth Fund against the Salomon EPAC EM Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 09/01/95.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 14.

ING INTERNATIONAL VALUE FUND                          Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Brandes' LargeCap Investment Committee, Brandes Investment Partners, LLC.

GOAL: The ING International Value Fund (the "Fund") seeks long-term capital appreciation by investing primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

MARKET OVERVIEW: Limited investor confidence and evidence of economic sluggishness weighed on share prices in non-U.S. developed markets during the twelve-month period ended October 31, 2002. The threat of U.S. military action in Iraq also may have affected performance later in the period.

Declines were widespread, with share prices tending to fall in virtually all of the nations that form the MSCI EAFE Index. The MSCI Japan Index, for example, shed 16.6% during the period. Similarly, the MSCI Europe Index, which includes the United Kingdom and the members of the European Union, declined 13.9%.

While stocks in developed markets generally declined during the period, returns were mixed for emerging markets. Stocks in emerging nations in Asia, for example, tended to perform strongly. Conversely, share prices in Latin America's markets declined amid political, currency, and economic concerns. Overall, the MSCI Emerging Markets Free (EMF) Index gained 8.4%.

Fallout from reports of accounting improprieties in the United States reached markets around the world. For example, amid eroding investor confidence in the United Kingdom, the British government announced plans for stricter rules for accountants and auditors who inspect company financial records.

Overall, macroeconomic and political developments have virtually no bearing on our company-specific research and analysis. In all market environments, we adhere to our strict, value-based investment approach.

PERFORMANCE: For the year ended October 31, 2002, the Fund's Class Q shares provided a total return of -13.11% compared to the MSCI EAFE Index, which returned -12.93% for the same period.

PORTFOLIO SPECIFICS: Declines for holdings in Japan and France had the greatest adverse influence on overall returns in the period. Among the weakest-performing holdings in these countries were Alcatel (France -- communications equipment, 2.0% of the Fund), Alstom (France -- electrical equipment, 0.3%), and Mitsubishi Heavy Industry (Japan -- industrial conglomerates, 0.8%). In addition, declines for holdings in Brazil and the United Kingdom also weighed on returns. The Fund's most substantial country weightings are in Japan and the United Kingdom.

Generally, holdings in Europe (which comprise roughly half of the Fund) tended to decline during the period.

On an industry basis, holdings in the communications equipment, insurance, diversified telecom services, and diversified financials areas generally posted declines. Examples of weak-performing holdings in these areas include Alcatel, Zurich Financial Services (Switzerland -- diversified financials, 4.0% of the
Fund), and Royal & Sun Alliance Insurance (United Kingdom -- insurance, 1.2%).

Even in a difficult environment, we sold select positions such as Diageo (United Kingdom - beverages) and ENI (Italy -- oil & gas) after appreciation pushed their market prices toward our estimates of their fair values. We also sold certain holdings to pursue other, more compelling investment opportunities.

Overall, we view declining stock prices worldwide as an opportunity to purchase shares of what we consider solid businesses trading at compelling values. Among the new purchases we made during the period included Nortel Networks (Canada -- communications equipment, 1.5%), Sankyo (Japan -- pharmaceuticals, 1.7%), and Intesa Bci (Italy -- banking, 1.2%). We also purchased shares of oil & gas firms Lukoil (Russia, 1.1%) and Repsol YPF (Spain, 4.9%), as well as U.K.-based insurance companies Royal & Sun Alliance (1.2%) and Friends Provident (1.1%). In addition, we took advantage of price weakness and added to select existing holdings at prices that we consider attractive.

MARKET OUTLOOK: While we offer no predictions regarding the short-term direction of international equity markets, we underscore our conviction that share price volatility can create new opportunities to purchase shares of strong companies at discounts to our estimates of their underlying values.

As a result of our bottom-up stock selection, the Fund has its greatest country exposure in Japan and the United Kingdom and, with respect to industries, in diversified telecom services and banking.

We continue our search worldwide for undervalued companies that offer both long-term appreciation potential and an attractive margin of safety. We believe the broader market will eventually recognize the fundamental strengths of such companies, rewarding patient investors with favorable results over the long term.

Portfolio Managers' Report                          ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

                                          1/24/00   10/31/00  10/31/01  10/31/02
                                          -------   --------  --------  --------
ING International Value Fund Class Q      $10,000   $10,491   $ 8,832   $ 7,674
MSCI EAFE Index                           $10,000   $ 9,212   $ 6,939   $ 6,042

                                     AVERAGE ANNUAL TOTAL RETURNS
                                FOR THE PERIODS ENDED OCTOBER 31, 2002
                         ---------------------------------------------------
                                          SINCE INCEPTION    SINCE INCEPTION
                                            OF CLASS I         OF CLASS Q
                         1 YEAR              06/18/01           01/24/00
                         ------              --------           --------
Class I                  -12.89%             -17.02%                --
Class Q                  -13.11%                 --              -9.11%
MSCI EAFE Index          -12.93%             -17.93%(1)         -16.74%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 07/01/01.

(2)  Since inception performance for the index is shown from 02/01/00.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The risks of foreign investing are generally intensified for investing in emerging markets. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the Fund's performance.

                See accompanying index descriptions on page 14.

ING GLOBAL TECHNOLOGY FUND                            Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Guy Uding, Daniel Hayes, Tycho van Wijk, ING Investment Management Advisors B.V.

GOAL: The ING Global Technology Fund (formerly, ING Global Information Technology Fund, the "Fund") seeks long-term capital appreciation by investing in equity securities of information technology companies located throughout the world, including the United States.

MARKET OVERVIEW: The sharp upturn on Wall Street in the fourth quarter 2001 came to an end in January, despite the reasonable macro-economic figures. The rapid collapse of the Enron energy group and the manifest gross negligence of its auditor Arthur Andersen hit sentiment hard. The -- until recently -- highly prestigious energy group had obviously been reporting misleading figures for years. Soon several other companies (e.g. Tyco, Global Crossing and Worldcom) were being associated with dishonest accounting practices, creating great concern among investors. The market was afraid that Enron was not just a single rogue company, but just the tip of the iceberg. Once these fears were seen to be exaggerated and good macro-economic figures continued to come in, the market shifted its focus to the expected economic recovery. Hence, the market climate decidedly brightened in the beginning of the year. Wall Street gradually recouped the losses it suffered in January and February as macro economists even expected the Fed to raise its interest rates. However, rising bond yields and the unrest in the Middle East helped to erode equity prices again at the end of the first half of the reporting period. Although the market's underlying mood remained upbeat for a second half recovery, it became more skeptical about the profit recovery. As the second half recovery was pushed forward and the macro economic figures were showing quite some weakness the market started to debate if the economy would head for a double dip recession. Especially as unemployment started to rise, consumer confidence plunged, fears of war rose and stagnant stock prices continued as economists and the market worried if the consumer would give up.

Although the macro economic figures were disappointing in October 2002 the breakout of the quarterly GDP figures revealed some interesting insights for the technology market. The break out of the GDP figures in the U.S. showed that the level of IT hardware investment is still way off its peak; but the annual rate of growth is the strongest since the first quarter of 1998. In nominal terms IT hardware grew at an annualized rate of 28% quarter-on-quarter in Q3, the strongest quarterly growth rate for almost seven years. Software was up 10%qoq total IT spending rose at a 15% pace (both annualized). This quarter therefore marks the first quarter of positive year-on-year growth in the value of IT hardware investment since 2000.

Global sales of semiconductors were quite strong in the first half, with sales of DRAM memory chips rising as a result of higher average prices, according to data from the Semiconductor Industry Association. These sales came under quite some pressure, as this was mostly an inventory replenishing as the market expected a second half recovery. As this turned out to be pushed forward these inventory levels were brought inline with the market dynamics, the utilization levels for the semiconductor companies fell and profits came under quite some pressure. The capital equipment sector came, therefore, as well under pressure as their clients were focusing on their cash balance and kept a lit on their purse.

Strength in the outsourcing sector continued in the beginning of the reporting period and this sector was perceived as the defensive sector within the technology sector. However after profit warnings from bellwethers as EDS and IBM this changed rapidly. IBM announced their quarterly figures and missed the analyst's forecasts by $1 billion, which was the first time since 1991 that they announced a profit warning. The EMS sector experienced an acceleration in outsourcing in the beginning of the reporting period with seven (Lucent, Valeo, Alcatel, HP, IBM, NEC and Compaq) divestitures announced that are expected to generate annual revenue of about $4.5 Billion. The Valeo announcement with Jabil is the largest OEM asset purchase agreement in the automotive sector at an estimated $300 million in annual revenue. As the economy began to weaken in 2001 the structure of OEM asset sales began to change with less land and physical manufacturing infrastructure being acquired by the EMS sector. However as weakness in network equipment and the decline in PC units continued, the cash flows came under quite some pressure pushing the whole sector down. At the beginning of the year the market expected that corporations would upgrade to newer PC's in the second half, because of new operating systems and as the PC were at the end of their economic life. However as companies didn't see the need to upgrade, the back-to-school spending by the consumer was disappointing and inventories in the PC chain were too high the sector came under quite some selling pressure. Even Intel's aggressive price cuts couldn't fuel demand and the inventory levels were sold off to quite low levels.

The enterprise hardware and software sectors are clearly being hurt by the economy and the lack of a killer application and are in its worst condition since a very long time. The decline in corporate spending could be felt across the whole chain i.e. software and hardware. Oracle, PeopleSoft, EMC, SUN etc all gave profit warnings during the period. At the beginning of the year the vendors with higher exposure outside the U.S. experienced some growth as Asia and Europe remained relatively strong. However this turned at the end as the US stabilized and Europe weakened

PERFORMANCE: For the period since inception (January 15, 2002) through October 31, 2002, the Fund's Class I shares provided a total return of -50.36% compared to the Goldman Sachs Technology Industry Composite Index, which returned -40.49% for the same period.

PORTFOLIO SPECIFICS: During the reporting period we were quite active in our buying and selling, driven by changing underlying fundamentals and the high volatility. Overall we decreased the weighting in the outsourcing sector, by selling Computer Sciences, EDS and lowering IBM. Also the companies with exposure to the telco industry like Amdocs and Lucent were sold out of the portfolio.

The fund increased the weighting in the storage sector by adding Qlogic and EMC, although we sold Veritas. The weighting in the Enterprise software names were weighted toward the more general enterprise software companies, Peoplesoft, Oracle and SAP.

At the end of the reporting period we added Novellus, Cymer and Lam Research to the portfolio, which raised the weighting in the semiconductor capital equipment sector. Although the fundamentals are not yet improving, valuations were very depressed and industry data suggested an up tick in the first half of next year.

MARKET OUTLOOK: Companies are stating that the U.S. is stabilizing although Europe remains weak. This is confirmed by data from the bureau of Economic Analysis that indicated that U.S. business investment was increasing for the first time since Q1 of 2001 and that the durable goods report showed that Computers and Electronics had dramatically improved while inventories were still declining at a rapid clip. The expectations for the fourth quarter are still quite negative, as the market expects no significant growth in spending out of the consumer. The macro economic figures, confidence declining, personal spending going south and growing unemployment confirm this. With expectations for the market and company figures so dim there is room for surprises especially as comparisons become easier. So for the intermediate term we are more positive. However the jury is still out for next year, clearly macro economic figures and a possible conflict in the Middle East are the important factors and will likely determine the capital expenditures by companies on IT and the customer spending.

Portfolio Managers' Report ING GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                               1/15/02       10/31/02
                                               -------       --------
ING Global Technology Fund Class I             $ 10,000      $ 4,964
Goldman Sachs Technology Index                 $ 10,000      $ 5,951


                              AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                  PERIOD ENDED OCTOBER 31, 2002
                                  -----------------------------
                                        SINCE INCEPTION
                                            01/15/02
                                            --------
Class I                                      -50.36%
Goldman Sachs Technology
Industry Composite Index                     -40.49%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Technology Fund against the Goldman Sachs Technology Industry Composite Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 01/01/02.

PRINCIPAL RISK FACTOR(S): International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. The Fund concentrates its investments in information technology-related companies and will tend to experience greater volatility than funds with more diversified portfolios. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies.

                See accompanying index descriptions on page 14.

ING WORLDWIDE GROWTH FUND                             Portfolio Manager's Report
--------------------------------------------------------------------------------

MANAGEMENT TEAM: Domestic Component: Managed by Mary Lisanti, CIO Domestic Equities. International Component: Managed by Richard Saler and Philip Schwartz, Senior Vice Presidents, International Investments

GOAL: The ING Worldwide Growth Fund (the "Fund") seeks maximum long-term capital appreciation.

MARKET OVERVIEW:

DOMESTIC: The U.S. stock market declined significantly in the six months ending October 31, 2002 with the S&P 500 down 17.02% and the NASDAQ down 21.23%. The period exhibited substantial volatility as the stock market declined dramatically into early October 2002, and then rallied substantially through the end of the month. The stock market was buffeted during the third calendar quarter by a number of concerns: 1). Fear of a double dip recession as an already slow economic rebound began to falter: 2). A below average rebound in corporate profits: 3). An absolute aversion to risk in the corporate debt markets resulting in quality spreads continuing to widen relative to Treasury bond yields; and 4). Concerns regarding possible military action in Iraq. The rebound from the October lows was accompanied by some better than expected signs of economic growth; by a further cut in interest rates by the Federal Reserve; and by narrowing quality spreads in the debt markets.

For the last six months, the stocks of larger companies out performed those of small and mid-sized companies. Looking at the S&P/Barra style based indices, Growth stocks modestly out performed Value stocks across the capitalization spectrum.

INTERNATIONAL: In our Semi-Annual Report for the six-month period to the end of April, 2002 we said that investment conditions in the period had been dominated by the aftermath of the events of September 11, 2001 and global economic recovery. The outlook was far from clear. The U.S. had led the downturn and it seemed obvious that that economy, accounting for about 30% of global output, would lead the rebound. But how strong would this be? Consumer spending had not fallen very much and there was no reason why it should accelerate. The same could be said for housing related demand. In addition, slumping business investment, especially in technology, had put economies on the downward track and was unlikely to rebound strongly since it would take both substantially improving corporate profits and/or a new impetus to invest. The first would take time. The second was hard to see, given the scale of the over-investment in technology that had taken place.

Six months on, not much has changed. It has been revealed that the U.S. economy contracted in the first three quarters of 2001. After a strong rebound in the first quarter of 2002, the second quarter was weak, the third disappointing and by the end of the third quarter the U.S. economy had slowed markedly. It remains the case that U.S. consumers are the only material source of global demand and they may be starting to tire.

There was little to get enthused over in the international economies and again the issues are essentially the same. Japan's problems, deflation and a paralyzed banking system, seemed as intractable as ever. They still do. Despite a change in Financial Services Minister at the end of October, the policies are as ineffectual as ever. Demand remains weak in Europe ex the UK, with high unemployment and declining business confidence. In Germany Chancellor Schroeder was re-elected in September, dashing hopes of a more reform minded agenda to tackle the labor market inflexibilities and other competitive problems in Europe's largest economy. The European Central Bank meanwhile, refuses to reduce interest rates, saying that its job is to keep inflation below 2%; it is up to governments to confront structural problems. In the U.K., over all conditions were and are more favorable, with unemployment, inflation and interest rates at the lowest levels in a generation, a booming housing market and consumer demand holding up. But the UK's economy may be too small in global terms to make a difference and the manufacturing sector appears extremely weak.

A major development for both market sentiment and investor confidence generally was the emergence of a string of corporate governance scandals, mainly in the US. Now, there is the additional uncertainty of impending military conflict in the Middle East.

During the first six months of the year most markets were moderately stronger. The MSCI EAFE index rose 4.7% in dollar terms. However as concern grew about the strength of the global recovery and the other issues mentioned above, all markets slumped. By early October the major markets were trading at multi-year lows. For the year EAFE was down 13.2% (including net dividends).

PERFORMANCE: For the year ended October 31, 2002, the ING Worldwide Growth Fund's Class Q shares provided a total return of -19.75%, compared to the MSCI World Index, which fell by 14.50%.

PORTFOLIO SPECIFICS:

DOMESTIC: The Fund is managed in a growth style: the portfolio management team seeks companies with above average earnings growth potential relative to companies in the S&P 500. These stocks can often be more expensive on a price/earnings basis than the average stock, but look attractive relative to their growth rates. Historically, this strategy has rewarded investors over the long term; the "bet" the investor is making is that growth companies will be able to deliver on the earnings promise and therefore justify the existing P/E or perhaps even see an expansion of the P/E multiple over time. This strategy is to some extent dependent on a stable to growing economy; it has its greatest difficulty in periods of global recession, when companies have difficulty meeting earnings estimates and multiples collapse. This describes the period we have just been through in the market. In the six months preceding the market bottom of October 10th, the average stock declined 30%; higher beta, higher growth stocks suffered disproportionately in the sell-off. The performance of the fund was hurt by Information Technology and Consumer Discretionary sectors, both of which were over-weighted on average during the period relative to the benchmark; it was helped by Health Care and Consumer Staples sectors, both of which were under-weighted on average during the period relative to the benchmark. Names that significantly hurt the performance during the period were:
United Microelectronics, Taiwan Semiconductor, and EMC; names that helped the performance of the fund were: Boston Scientific and Forest Laboratories.

INTERNATIONAL: We estimate that, before allowing for expenses, the international portion of the Fund, taken alone, performed within 1/2% either side of its benchmark, the MSCI EAFE index. Our analysis indicates that we benefited by being underweight stocks in the worst performing sectors, telecommunications and technology. Our stock selections in the consumer discretionary sector performed comparatively poorly. But this was partly made up for by stock selection gains in the health care and consumer staples sectors.

MARKET OUTLOOK:

DOMESTIC: The current economic and market environment bears many parallels to the 1990-1991 period. The economic recovery appears fragile: corporate profit growth anemic; worries about credit risk, balance sheets, consumer spending, and corporate capital spending abound. Why, then, is the market going up? The recent actions by the Fed and the ECB indicate that world policy has shifted towards stimulus; the recently announced changes in the President's economic team increase the likelihood that administration will present an aggressive stimulus package in January, and corporate profits appear to have bottomed. The odds are high that 2003 will be a better year for corporate profits than 2002. We have positioned the Fund for a recovery in corporate profits. We are overweight Information Technology, Consumer Discretionary and Financials.

Within these sectors we are focused around several trends: companies with strong new product cycles which can show earnings growth regardless of the economy; companies whose managements have restructured the business to improve profitability; and companies whose management are focused on

Portfolio Manager's Report                             ING WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

improving shareholder value. While the market climate may continue to be challenging, we believe that over the next 12 months both corporate and government actions will lean towards restoring investor confidence, which should create a more positive psychological backdrop for growth companies.

INTERNATIONAL: Given the uncertainties described above, we have framed our strategy throughout the year so as to cover a wide spread of sectors with no very large bets. Instead we have tried to be opportunistic in taking advantage of stocks that appeared to offer good relative value according to our process. This would drive sector allocations and might result in a defensive or aggressive looking bias from time to time. We are even more committed to such a strategy now, as real signs of economic and earnings recovery remain elusive. Financial strength in company balance sheets is a key consideration.

An underweight in Financials, (principally banks by about 10%), is our biggest position against the benchmark. Regionally we are about 5% underweight in Japan and about 9% in the UK. However these arise from stock level decisions, influenced by regional conditions, rather than from explicit regional strategies. We are overweight in Europe ex UK, the region in which the best opportunities probably lie. Cash remains relatively high because of the need to be deliberate before investing in today's markets, where there are no safe havens.

                                          8/31/95   10/31/95  10/31/96  10/31/97  10/31/98  10/31/99  10/31/00  10/31/01  10/31/02
                                          -------   --------  --------  --------  --------  --------  --------  --------  --------
ING Worldwide Growth Fund Class Q         $10,000   $ 9,904   $11,384   $13,920   $15,832   $26,112   $30,062   $18,465   $14,818
MSCI World Index                          $10,000   $10,133   $11,839   $13,881   $16,058   $20,126   $20,406   $15,255   $13,043

                                   AVERAGE ANNUAL TOTAL RETURNS
                              FOR THE PERIODS ENDED OCTOBER 31, 2002
                           --------------------------------------------
                                                        SINCE INCEPTION
                                                          OF CLASS Q
                             1 YEAR          5 YEAR        08/31/95
                             ------          ------        --------
Class Q                     -19.75%           1.26%          5.64%
MSCI World Index            -14.50%          -1.25%          3.78%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Worldwide Growth Fund against the MSCI World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 09/01/95.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. The Fund may also invest in small and medium sized companies, which may be more susceptible to price volatility than larger companies. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 14.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 INDEX is a widely recognized index of 500 common stocks.

The MSCI EAFE INDEX consists of more than 1,000 securities taken from the largest market capitalization companies based in Europe, Australia and Asia (Australasia), and the Far East.

The MSCI EMERGING MARKETS FREE (EMF) INDEX is comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The MSCI WORLD INDEX consists of more than 1,400 securities of the largest publicly traded companies around the world based on market capitalization.

The SALOMON EPAC EXTENDED MARKET INDEX measures the performance of securities of smaller-capitalized companies in 22 countries excluding the U.S. and Canada.

The GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX is a modified capitalization-weighted index of selected technology stock.

The MSCI JAPAN INDEX is a capitalization weighted index that monitors the performance of stocks from the country of Japan.

The MSCI EUROPE INDEX is a capitalization weighted index that monitors the performance of stocks from all the countries that make up the continent of Europe.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Boards of Trustees and Shareholders of ING Mutual Funds and ING Mayflower Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ING Emerging Countries Fund, ING International Fund, ING International SmallCap Growth Fund, ING Global Technology Fund, and ING Worldwide Growth Fund (five of the funds constituting ING Mutual Funds) and ING International Value Fund, one of the funds constituting the ING Mayflower Trust (collectively the "Funds") at October 31, 2002, the results of each of their operations for the year or period then ended, the changes in each of their net assets and financial highlights for each of the periods indicated, except as described below, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

For all periods ending prior to and including December 31, 1999 for ING International Fund the financial highlights were audited by other auditors whose reports dated February 17, 2000 expressed unqualified opinions on those financial highlights.

For all periods ending prior to and including June 30, 2000 for ING Worldwide Growth Fund, ING International SmallCap Growth Fund and ING Emerging Countries Fund the financial highlights were audited by other auditors whose report dated August 4, 2000 expressed unqualified opinions on those financial highlights.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
December 17, 2002

           STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2002
--------------------------------------------------------------------------------

                                                                                               ING
                                                              ING                          INTERNATIONAL
                                                            EMERGING          ING            SMALLCAP
                                                           COUNTRIES      INTERNATIONAL       GROWTH
                                                              FUND            FUND             FUND
                                                         -------------    -------------    -------------
ASSETS:
Investments in securities, at value*                     $ 104,070,364    $  69,035,241    $ 277,444,075
Short-term investments, at amortized cost                    5,300,000        3,900,000               --
Cash                                                         1,313,687       15,783,500       19,022,144
Foreign currencies at value**                                1,214,695               --          548,945
Receivables:
  Investment securities sold                                 1,292,249          625,805        1,663,686
  Fund shares sold                                             278,523          221,513        3,199,866
  Dividends and interest                                       174,994          151,534          666,997
  Other                                                             --           14,889               --
Other investments (Note 11)                                  8,817,939        2,714,337       38,571,861
Prepaid expenses                                                49,262           27,831           45,895
                                                         -------------    -------------    -------------
  Total assets                                             122,511,713       92,474,650      341,163,469
                                                         -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased                  1,820,578        9,658,134        4,233,955
Payable for fund shares redeemed                             2,107,470          467,929        4,493,723
Payable for securities loaned                                8,817,939        2,714,337       38,571,861
Payable to affiliates                                          248,235           98,659          435,540
Payable to transfer agent                                       26,515           18,620          132,588
Other accrued expenses and liabilities                         502,817          239,836          323,192
                                                         -------------    -------------    -------------
  Total liabilities                                         13,523,554       13,197,515       48,190,859
                                                         -------------    -------------    -------------
NET ASSETS                                               $ 108,988,159    $  79,277,135    $ 292,972,610
                                                         =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                          $ 283,848,675    $ 121,649,723    $ 551,460,554
Accumulated net investment loss                                     --               --         (253,833)
Accumulated net realized loss on investments
 and foreign currencies (net of foreign tax
 on the sale of Indian investments of
 $110,768, $0, and $0, respectively -- see
 note 2)                                                  (180,286,255)     (35,859,550)    (239,627,903)
Net unrealized appreciation (depreciation) of
 investments and foreign currencies                          5,425,739       (6,513,038)     (18,606,208)
                                                         -------------    -------------    -------------
NET ASSETS                                               $ 108,988,159    $  79,277,135    $ 292,972,610
                                                         =============    =============    =============
* Cost of securities                                     $  98,643,404    $  75,558,176    $ 296,061,426
** Cost of foreign currencies                            $   1,210,612    $          --    $     549,020

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------


                                                                                               ING
                                                                ING                        INTERNATIONAL
                                                              EMERGING         ING           SMALLCAP
                                                             COUNTRIES     INTERNATIONAL      GROWTH
                                                                FUND           FUND            FUND
                                                            -------------  -------------   -------------
CLASS A:
  Net assets                                                $  62,062,591  $  43,314,124   $ 123,205,621
  Shares authorized                                             unlimited      unlimited       unlimited
  Par value                                                 $        0.00  $       0.001   $        0.00
  Shares outstanding                                            4,988,749      6,144,406       6,714,746
  Net asset value and redemption price per share            $       12.44  $        7.05   $       18.35
  Maximum offering price per share (5.75%)(1)               $       13.20  $        7.48   $       19.47
CLASS B:
  Net assets                                                $  15,149,535  $  10,246,434   $  52,660,638
  Shares authorized                                             unlimited      unlimited       unlimited
  Par value                                                 $        0.00  $       0.001   $        0.00
  Shares outstanding                                            1,222,470      1,483,085       2,736,161
  Net asset value and redemption price per share(2)         $       12.39  $        6.91   $       19.25
  Maximum offering price per share                          $       12.39  $        6.91   $       19.25
CLASS C:
  Net assets                                                $   9,519,241  $  12,383,616   $  46,702,581
  Shares authorized                                             unlimited      unlimited       unlimited
  Par value                                                 $        0.00  $       0.001   $        0.00
  Shares outstanding                                              807,252      1,792,279       2,646,687
  Net asset value and redemption price per share(2)         $       11.79  $        6.91   $       17.65
  Maximum offering price per share                          $       11.79  $        6.91   $       17.65
CLASS I:
  Net assets                                                          n/a  $   6,384,320             n/a
  Shares authorized                                                   n/a      unlimited             n/a
  Par value                                                           n/a  $       0.001             n/a
  Shares outstanding                                                  n/a        904,634             n/a
  Net asset value and redemption price per share                      n/a  $        7.06             n/a
  Maximum offering price per share                                    n/a  $        7.06             n/a
CLASS M:
  Net assets                                                $   1,125,015            n/a             n/a
  Shares authorized                                             unlimited            n/a             n/a
  Par value                                                 $        0.00            n/a             n/a
  Shares outstanding                                               91,130            n/a             n/a
  Net asset value and redemption price per share            $       12.35            n/a             n/a
  Maximum offering price per share (3.50%)(3)               $       12.80            n/a             n/a
CLASS Q:
  Net assets                                                $  21,131,777  $   6,948,641   $  70,403,770
  Shares authorized                                             unlimited      unlimited       unlimited
  Par value                                                 $        0.00  $       0.001   $        0.00
  Shares outstanding                                            1,651,203        986,882       3,602,263
  Net asset value and redemption price per share            $       12.80  $        7.04   $       19.54
  Maximum offering price per share                          $       12.80  $        7.04   $       19.54

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2002
--------------------------------------------------------------------------------

                                                           ING                ING               ING
                                                      INTERNATIONAL          GLOBAL          WORLDWIDE
                                                          VALUE            TECHNOLOGY          GROWTH
                                                           FUND               FUND              FUND
                                                     ---------------    ---------------    ---------------
ASSETS:
Investments in securities, at value*                 $ 2,674,059,496    $    32,140,954    $   164,830,055
Short-term investments, at amortized cost                         --                 --          2,700,000
Cash                                                      56,089,495                 --             51,151
Receivables:
  Investment securities sold                                      --            437,593          4,176,569
  Fund shares sold                                         2,083,070            101,904            740,066
  Dividends and interest                                  13,133,263              3,918            367,824
  Other                                                           --                422                 --
Other investments (Note 11)                              259,967,331          1,474,460          5,137,772
Prepaid expenses                                             108,103             19,061             34,030
Reimbursement due from manager                                    --                 --             10,384
                                                     ---------------    ---------------    ---------------
  Total assets                                         3,005,440,758         34,178,312        178,047,851
                                                     ---------------    ---------------    ---------------
LIABILITIES:
Payable for investment securities purchased                6,406,822            298,763          2,642,119
Payable for fund shares redeemed                           4,973,879             40,100          1,430,893
Payable for securities loaned                            259,967,331          1,474,460          5,137,772
Payable to affiliates                                      3,652,085             89,112            255,624
Payable to custodian                                      20,415,761             35,702                 --
Payable to transfer agent                                    883,716             14,399             83,210
Other accrued expenses and liabilities                       940,435            272,876            355,885
                                                     ---------------    ---------------    ---------------
  Total liabilities                                      297,240,029          2,225,412          9,905,503
                                                     ---------------    ---------------    ---------------
NET ASSETS                                           $ 2,708,200,729    $    31,952,900    $   168,142,348
                                                     ===============    ===============    ===============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                      $ 3,660,125,997    $   382,412,248    $   406,466,977
Undistributed net investment income                       10,440,192                 --                 --
Accumulated net realized gain (loss) on
 investments and foreign currencies                       52,615,387       (334,137,799)      (235,519,188)
Net unrealized depreciation of investments
 and foreign currencies                               (1,014,980,847)       (16,321,549)        (2,805,441)
                                                     ---------------    ---------------    ---------------
NET ASSETS                                           $ 2,708,200,729    $    31,952,900    $   168,142,348
                                                     ===============    ===============    ===============
* Cost of securities                                 $ 3,689,319,989    $    48,462,848    $   167,662,121

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                     ING                 ING              ING
                                                 INTERNATIONAL          GLOBAL         WORLDWIDE
                                                    VALUE             TECHNOLOGY         GROWTH
                                                     FUND                FUND             FUND
                                                ---------------     --------------   ---------------
CLASS A:
  Net assets                                    $ 1,356,334,071     $   14,121,709   $    69,477,839
  Shares authorized                                   unlimited          unlimited         unlimited
  Par value                                     $          0.01     $        0.001   $          0.00
  Shares outstanding                                130,361,089          4,077,699         5,623,005
  Net asset value and redemption price
   per share                                    $         10.40     $         3.46   $         12.36
  Maximum offering price per share (5.75%)(1)   $         11.03     $         3.67   $         13.11
CLASS B:
  Net assets                                    $   375,967,279     $   11,623,277   $    38,603,409
  Shares authorized                                   unlimited          unlimited         unlimited
  Par value                                     $          0.01     $        0.001   $          0.00
  Shares outstanding                                 36,740,044          3,469,497         2,828,489
  Net asset value and redemption price
   per share(2)                                 $         10.23     $         3.35   $         13.65
  Maximum offering price per share              $         10.23     $         3.35   $         13.65
CLASS C:
  Net assets                                    $   573,711,576     $    3,700,934   $    51,867,591
  Shares authorized                                   unlimited          unlimited         unlimited
  Par value                                     $          0.01     $        0.001   $          0.00
  Shares outstanding                                 56,187,720          1,107,783         4,271,182
  Net asset value and redemption price
   per share(2)                                 $         10.21     $         3.34   $         12.14
  Maximum offering price per share              $         10.21     $         3.34   $         12.14
CLASS I:
  Net assets                                    $   372,351,524     $    2,506,980               n/a
  Shares authorized                                   unlimited          unlimited               n/a
  Par value                                     $          0.01     $        0.001               n/a
  Shares outstanding                                 35,691,140            722,594               n/a
  Net asset value and redemption price
   per share                                    $         10.43     $         3.47               n/a
  Maximum offering price per share              $         10.43     $         3.47               n/a
CLASS Q:
  Net assets                                    $    29,836,279                n/a   $     8,193,509
  Shares authorized                                   unlimited                n/a         unlimited
  Par value                                     $          0.01                n/a   $          0.00
  Shares outstanding                                  2,857,693                n/a           571,502
  Net asset value and redemption price
   per share                                    $         10.44                n/a   $         14.34
  Maximum offering price per share              $         10.44                n/a   $         14.34

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF OPERATIONS for the year ended October 31, 2002
--------------------------------------------------------------------------------

                                                                                                      ING
                                                                       ING                        INTERNATIONAL
                                                                    EMERGING          ING           SMALLCAP
                                                                    COUNTRIES     INTERNATIONAL      GROWTH
                                                                      FUND            FUND            FUND
                                                                  ------------    ------------    ------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*                                 $  2,225,974    $    930,801    $  5,599,919
Interest                                                                32,122         108,271         218,564
Other                                                                    1,615              --          15,457
Securities loaned income                                                 8,499           8,205         254,976
                                                                  ------------    ------------    ------------
     Total investment income                                         2,268,210       1,047,277       6,088,916
                                                                  ------------    ------------    ------------
EXPENSES:
Investment advisory and management fees                              1,620,152         583,867       3,749,882
Distribution and service fees:
  Class A                                                              256,722          90,832         547,266
  Class B                                                              162,691          62,692         688,693
  Class C                                                              131,720          63,304         627,599
  Class M                                                                2,119              --              --
  Class Q                                                               66,350           8,549         217,495
Transfer agent fees:
  Class A                                                              179,762          91,091         502,208
  Class B                                                               39,988          16,669         217,760
  Class C                                                               32,698          16,989         202,417
  Class I                                                                   --             522              --
  Class M                                                                  737              --              --
  Class Q                                                                5,953             259          23,978
Administrative service fees                                             87,417          58,387         255,591
Custody and fund accounting fees                                       177,847          70,569         401,734
Printing and postage expenses                                           80,524          41,667         284,560
Registration fees                                                       43,828          79,429          84,354
Professional fees                                                       36,203          14,617         120,988
Trustee expenses                                                         5,564          21,256          16,639
Merger expenses                                                         59,903          62,232              --
Miscellaneous expenses                                                  37,591          13,215          13,674
                                                                  ------------    ------------    ------------
                                                                     3,027,769       1,296,146       7,954,838
Less:
  Net waived and reimbursed fees/(recoupment)                          (74,559)         30,949         136,688
                                                                  ------------    ------------    ------------
     Total expenses                                                  3,102,328       1,265,197       7,818,150
                                                                  ------------    ------------    ------------
Net investment loss                                                   (834,118)       (217,920)     (1,729,234)
                                                                  ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on investments (net of foreign tax on
 sale of Indian investments of $110,768, $0, and $0,
 respectively -- Note 2)                                           (21,319,188)    (10,066,461)    (53,111,934)
Net realized loss on foreign currencies                               (420,867)        (52,003)       (279,313)
Net change in unrealized appreciation (depreciation) of
 investments and foreign currencies                                 32,027,083      (2,700,015)      1,153,419
                                                                  ------------    ------------    ------------
  Net realized and unrealized gain (loss) on investments
   and foreign currencies                                           10,287,028     (12,818,479)    (52,237,828)
                                                                  ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $  9,452,910    $(13,036,399)   $(53,967,062)
                                                                  ============    ============    ============
* Foreign taxes                                                   $    284,803    $     98,354    $    728,028

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF OPERATIONS for the year ended October 31, 2002
--------------------------------------------------------------------------------

                                                                     ING              ING              ING
                                                                INTERNATIONAL        GLOBAL         WORLDWIDE
                                                                    VALUE          TECHNOLOGY         GROWTH
                                                                     FUND             FUND             FUND
                                                                -------------    -------------    -------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*                               $  67,372,220    $      19,337    $   2,434,394
Interest                                                              957,331            7,587          230,307
Other                                                                  77,594            3,925           14,216
Securities loaned income                                            1,201,584              907           27,955
                                                                -------------    -------------    -------------
     Total investment income                                       69,608,729           31,756        2,706,872
                                                                -------------    -------------    -------------
EXPENSES:
Investment advisory and management fees                            29,848,739          525,071        2,596,016
Distribution and service fees:
  Class A                                                           4,436,415           78,649          367,623
  Class B                                                           4,505,318          127,662          593,189
  Class C                                                           6,614,227           42,971          822,260
  Class Q                                                              81,282               --           32,554
Transfer agent fees:
  Class A                                                           2,374,831           55,709          316,213
  Class B                                                             721,026           27,597          178,886
  Class C                                                           1,060,544            9,582          244,349
  Class I                                                              28,505              151               --
  Class Q                                                               7,494               --            4,538
Administrative service fees                                         4,425,713           41,866          160,919
Custodian and fund accounting fees                                  1,238,414           22,214          189,996
Printing and postage expenses                                       1,700,734           14,212          211,495
Registration fees                                                     338,360           70,419          108,016
Professional fees                                                     909,602           19,000           52,892
Trustee expenses                                                      123,341            3,463           14,690
Merger expenses                                                            --           33,733           26,598
Miscellaneous expenses                                                141,376           19,452           38,113
                                                                -------------    -------------    -------------
                                                                   58,555,921        1,091,751        5,958,347
Less:
  Net waived and reimbursed fees                                           --          109,105          250,119
                                                                -------------    -------------    -------------
  Total expenses                                                   58,555,921          982,646        5,708,228
                                                                -------------    -------------    -------------
Net investment income (loss)                                       11,052,808         (950,890)      (3,001,356)
                                                                -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments                            52,658,985      (47,473,033)     (74,164,993)
Net realized loss on foreign currencies                              (587,419)          (4,672)        (112,592)
Net change in unrealized appreciation (depreciation) of
 investments and foreign currencies                              (564,489,564)      23,679,264       31,285,489
                                                                -------------    -------------    -------------
  Net realized and unrealized loss on investments and
   foreign currencies                                            (512,417,998)     (23,798,441)     (42,992,096)
                                                                -------------    -------------    -------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(501,365,190)   $ (24,749,331)   $ (45,993,452)
                                                                =============    =============    =============
* Foreign taxes                                                 $   7,475,617    $          --    $     238,959

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      ING                                    ING
                                                    EMERGING                            INTERNATIONAL
                                                 COUNTRIES FUND                              FUND
                                        ----------------------------------    ----------------------------------
                                             YEAR               YEAR               YEAR               YEAR
                                            ENDED              ENDED              ENDED              ENDED
                                         OCTOBER 31,         OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                             2002               2001               2002               2001
                                        ---------------    ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment loss                     $      (834,118)   $      (161,993)   $      (217,920)   $      (330,950)
Net realized loss on investments and
 foreign currencies                         (21,740,055)       (36,773,249)       (10,118,464)       (11,843,788)
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign currencies          32,027,083        (27,496,017)        (2,700,015)        (4,519,435)
                                        ---------------    ---------------    ---------------    ---------------
Increase (decrease) in net assets
 resulting from operations                    9,452,910        (64,431,259)       (13,036,399)       (16,694,173)
                                        ---------------    ---------------    ---------------    ---------------
FROM DIVIDENDS TO
 SHAREHOLDERS:
Net investment income:
  Class A                                        (1,786)                --                 --                 --
  Class B                                            --                 --                 --                 --
  Class C                                            --                 --                 --                 --
  Class I                                            --                 --                 --                 --
  Class M                                            --                 --                 --                 --
  Class Q                                        (1,105)                --                 --                 --
Net realized gain from investments
  Class A                                            --                 --                 --         (2,511,379)
  Class B                                            --                 --                 --             (4,307)
  Class C                                            --                 --                 --             (7,175)
  Class I                                            --                 --                 --                 --
  Class M                                            --                 --                 --                 --
  Class Q                                            --                 --                 --                 --
                                        ---------------    ---------------    ---------------    ---------------
Total distributions                              (2,891)                --                 --         (2,522,861)
                                        ---------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE
 TRANSACTIONS:
Net proceeds from sale of shares            216,145,026        217,556,814        102,371,057        105,520,916
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                        2,537                 --                 --          2,042,018
Redemption fee proceeds                              --                 --            132,507                 --
Net assets received in connection
 with reorganization (Note 13)               10,040,276         79,404,743         37,276,905         39,847,064
                                        ---------------    ---------------    ---------------    ---------------
                                            226,187,839        296,961,557        139,780,469        147,409,998
Cost of shares redeemed                    (248,063,246)      (304,714,477)       (88,437,578)      (118,040,395)
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions                               (21,875,407)        (7,752,920)        51,342,891         29,369,603
                                        ---------------    ---------------    ---------------    ---------------
Net increase(decrease) in net assets        (12,425,388)       (72,184,179)        38,306,492         10,152,569
Net assets, beginning of period             121,413,547        193,597,726         40,970,643         30,818,074
                                        ---------------    ---------------    ---------------    ---------------
Net assets, end of period               $   108,988,159    $   121,413,547    $    79,277,135    $    40,970,643
                                        ===============    ===============    ===============    ===============
Accumulated net investment loss         $            --    $            --    $            --    $       (24,777)
                                        ===============    ===============    ===============    ===============

                                                      ING
                                              INTERNATIONAL SMALLCAP
                                                   GROWTH FUND
                                        ----------------------------------
                                             YEAR               YEAR
                                            ENDED              ENDED
                                          OCTOBER 31,        OCTOBER 31,
                                             2002               2001
                                        ---------------    ---------------
FROM OPERATIONS:
Net investment loss                     $    (1,729,234)   $    (2,561,791)
Net realized loss on investments and
 foreign currencies                         (53,391,247)      (173,727,639)
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign currencies           1,153,419        (47,851,481)
                                        ---------------    ---------------
Increase (decrease) in net assets
 resulting from operations                  (53,967,062)      (224,140,911)
                                        ---------------    ---------------
FROM DIVIDENDS TO
 SHAREHOLDERS:
Net investment income:
  Class A                                            --         (1,698,448)
  Class B                                            --           (237,496)
  Class C                                            --           (352,852)
  Class I                                            --                 --
  Class M                                            --                 --
  Class Q                                            --         (1,030,266)
Net realized gain from investments
  Class A                                            --        (18,413,900)
  Class B                                            --         (8,652,842)
  Class C                                            --         (9,261,123)
  Class I                                            --                 --
  Class M                                            --                 --
  Class Q                                            --        (11,008,477)
                                        ---------------    ---------------
Total distributions                                  --        (50,655,404)
                                        ---------------    ---------------
FROM CAPITAL SHARE
 TRANSACTIONS:
Net proceeds from sale of shares            814,783,487      1,226,761,083
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                           --         37,962,104
Redemption fee proceeds                              --                 --
Net assets received in connection
 with reorganization (Note 13)                       --                 --
                                        ---------------    ---------------
                                            814,783,487      1,264,723,187
Cost of shares redeemed                    (856,597,344)    (1,302,975,931)
                                        ---------------    ---------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions                               (41,813,857)       (38,252,744)
                                        ---------------    ---------------
Net increase(decrease) in net assets        (95,780,919)      (313,049,059)
Net assets, beginning of period             388,753,529        701,802,588
                                        ---------------    ---------------
Net assets, end of period               $   292,972,610    $   388,753,529
                                        ===============    ===============
Accumulated net investment loss         $      (253,833)   $    (1,288,353)
                                        ===============    ===============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     ING
                                                                INTERNATIONAL
                                                                  VALUE FUND
                                                      ----------------------------------
                                                           YEAR               YEAR
                                                          ENDED              ENDED
                                                        OCTOBER 31,        OCTOBER 31,
                                                           2002               2001
                                                      ---------------    ---------------
FROM OPERATIONS:
Net investment income                                 $    11,052,808    $    12,987,389
Net realized gain on investments and
 foreign currencies                                        52,071,566         52,507,012
Net change in unrealized depreciation of
 investments and foreign currencies                      (564,489,564)      (513,633,123)
                                                      ---------------    ---------------
Decrease in net assets resulting from operations         (501,365,190)      (448,138,722)
                                                      ---------------    ---------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                  (9,049,951)        (8,788,538)
  Class B                                                     (97,412)          (739,366)
  Class C                                                    (119,172)        (1,348,847)
  Class I                                                  (2,526,944)                --
  Class Q                                                    (250,541)          (219,484)
Net realized gain from investments
  Class A                                                 (25,504,406)      (116,432,733)
  Class B                                                  (8,951,514)       (50,270,298)
  Class C                                                 (12,776,248)       (69,369,907)
  Class I                                                  (4,759,757)                --
  Class Q                                                    (784,233)        (2,854,652)
                                                      ---------------    ---------------
Total distributions                                       (64,820,178)      (250,023,825)
                                                      ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                        2,229,434,327      2,784,350,826
Net asset value of shares issued to shareholders in
 reinvestment of dividend                                  48,205,060        178,600,219
                                                      ---------------    ---------------
                                                        2,277,639,387      2,962,951,045
Cost of shares redeemed                                (1,485,994,863)    (1,770,962,879)
                                                      ---------------    ---------------
Net increase in net assets resulting from
 capital share transactions                               791,644,524      1,191,988,166
                                                      ---------------    ---------------
Net increase in net assets                                225,459,156        493,825,619
Net assets, beginning of period                         2,482,741,573      1,988,915,954
                                                      ---------------    ---------------
Net assets, end of period                             $ 2,708,200,729    $ 2,482,741,573
                                                      ===============    ===============
Undistributed net investment income                   $    10,440,192    $    12,018,823
                                                      ===============    ===============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        ING                               ING
                                                       GLOBAL                          WORLDWIDE
                                                   TECHNOLOGY FUND                     GROWTH FUND
                                           ------------------------------    ------------------------------
                                               YEAR              YEAR            YEAR             YEAR
                                               ENDED             ENDED           ENDED            ENDED
                                            OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                               2002              2001            2002             2001
                                           -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                        $    (950,890)   $  (1,566,741)   $  (3,001,356)   $  (4,603,029)
Net realized loss on investments and
 foreign currencies                          (47,477,705)     (71,523,921)     (74,277,585)    (155,802,328)
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currencies                           23,679,264      (34,281,108)      31,285,489      (80,566,335)
                                           -------------    -------------    -------------    -------------
  Decrease in net assets resulting
   from operations                           (24,749,331)    (107,371,770)     (45,993,452)    (240,971,692)
                                           -------------    -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gains:
  Class A                                             --      (30,445,172)              --       (7,119,984)
  Class B                                             --      (13,746,900)              --       (3,694,167)
  Class C                                             --       (5,022,431)              --       (6,151,198)
  Class Q                                             --               --               --       (1,259,906)
Tax return of capital                                 --               --               --       (7,156,338)
                                           -------------    -------------    -------------    -------------
Total distributions                                   --      (49,214,503)              --      (25,381,593)
                                           -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares              13,592,335       83,127,198      188,403,422      403,025,732
Net assest value of shares issued to
 shareholders in reinvestment of
 dividends                                            --       45,777,717               --       13,156,284
Net assets received in connection with
 reorganization (Note 13)                     27,666,512        5,497,157               --       55,730,423
                                           -------------    -------------    -------------    -------------
                                              41,258,847      134,402,072      188,403,422      471,912,439
Cost of shares redeemed                      (26,017,913)    (109,727,837)    (300,460,131)    (511,257,476)
                                           -------------    -------------    -------------    -------------
Net increase(decrease) in net assets
 derived from capital share transactions      15,240,934       24,674,235     (112,056,709)     (39,345,037)
Net decrease in net assets                    (9,508,397)    (131,912,038)    (158,050,161)    (305,698,322)
                                           -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of period                           41,461,297      173,373,335      326,192,509      631,890,831
                                           -------------    -------------    -------------    -------------
End of period                              $  31,952,900    $  41,461,297    $ 168,142,348    $ 326,192,509
                                           =============    =============    =============    =============
Undistributed net investment income        $          --    $          --    $          --    $          --
                                           =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND                                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS Q
                                               ------------------------------------------------------------------------------
                                                YEAR         YEAR    FOUR MONTHS    YEAR    THREE MONTHS
                                                ENDED       ENDED       ENDED       ENDED       ENDED
                                               OCT. 31,    OCT. 31,    OCT. 31,    JUNE 30,    JUNE 30,   YEAR ENDED MARCH 31,
                                                2002        2001      2000(5)(6)    2000       1999(1)     1999        1998
                                               -------     -------    ----------   -------     -------    -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     12.26       16.81       20.74       17.20       13.79      17.76       16.47
 Income from investment operations:
 Net investment income (loss)              $     (0.14)       0.09       (0.27)      (0.16)      (0.04)     (0.01)       0.07
 Net realized and unrealized gain (loss)
 on investments (net of Indian tax)        $      0.68       (4.64)      (3.66)       3.70        3.45      (3.78)       1.33
 Total from investment operations          $      0.54       (4.55)      (3.93)       3.54        3.41      (3.79)       1.40
 Less distributions from:
 Net investment income                     $      0.00*         --          --          --          --       0.18          --
 Net realized gains on investments         $        --          --          --          --          --         --        0.11
 Total distributions                       $      0.00*         --          --          --          --       0.18        0.11
 Net asset value, end of period            $     12.80       12.26       16.81       20.74       17.20      13.79       17.76
 TOTAL RETURN(2):                          %      4.41      (27.01)     (18.95)      20.58       24.73     (21.42)       8.60
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $    21,132      26,783      88,894     119,251      79,130     53,125      46,711
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)          %      2.00        1.97        2.13        2.09        1.90       1.94        1.91
 Gross expenses prior to expense
 reimbursement (recoupment)(3)             %      1.94        1.98        2.28        2.24        2.43       2.23        2.43
 Net investment income (loss) after
 expense reimbursement (recoupment)(3)(4)  %     (0.24)       0.42       (1.21)      (1.05)      (1.07)     (0.01)       1.06
 Portfolio turnover rate                   %       124          74          94         211          67        213         243

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(5) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(6)  The Fund changed its fiscal year-end from June 30 to October 31.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                         CLASS I         CLASS Q
                                                         -------     ------------------
                                                         PERIOD       YEAR       PERIOD
                                                          ENDED      ENDED       ENDED
                                                        OCT. 31,    OCT. 31,    OCT. 31,
                                                         2002(1)      2002       2001(2)
                                                         ------      ------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $     8.25        8.10        9.89
 Income from investment operations:
 Net investment income (loss)                        $     0.05       (0.03)      (0.02)
 Net realized and unrealized loss on investments     $    (1.24)      (1.03)      (1.77)
 Total from investment operations                    $    (1.19)      (1.06)      (1.79)
 Net asset value, end of period                      $     7.06        7.04        8.10
 TOTAL RETURN(3)                                     %   (14.42)     (13.09)     (18.10)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $    6,384       6,949           7
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)      %     1.48        1.61        2.27
 Gross expenses prior to expense reimbursement(4)    %     1.53        1.70        2.27
 Net investment income (loss) after expense
 reimbursement(4)(5)                                 %     0.72       (0.08)      (0.24)
 Portfolio turnover rate                             %      126         126         169

----------
(1)  Class I commenced operations on January 15, 2002.
(2)  Class Q commenced operations on February 26, 2001.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP GROWTH FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                               CLASS Q
                                           -------------------------------------------------------------------------------
                                            YEAR        YEAR     FOUR MONTHS    YEAR    THREE MONTHS
                                            ENDED       ENDED       ENDED       ENDED       ENDED
                                           OCT. 31,    OCT. 31,    OCT. 31,    JUNE 30,    JUNE 30,    YEAR ENDED MARCH 31,
                                            2002        2001       2000(5)      2000       1999(1)      1999        1998
                                           -------     -------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period  $     23.19       38.18       43.30       25.16       22.23       19.18       14.01
 Income from investment operations:
 Net investment income (loss)          $      0.04      0.00 *       (0.09)      (0.21)      (0.03)      (0.02)       0.05
 Net realized and unrealized gain
 (loss) on investments                 $     (3.69)     (12.12)      (5.03)      20.53        2.96        3.36        5.12
 Total from investment operations      $     (3.65)     (12.12)      (5.12)      20.32        2.93        3.34        5.17
 Less distributions from:
 Net investment income                 $        --        0.24          --          --          --        0.09          --
 Net realized gains on investments     $        --        2.63          --        2.18          --        0.20          --
 Total distributions                   $        --        2.87          --        2.18          --        0.29          --
 Net asset value, end of period        $     19.54       23.19       38.18       43.30       25.16       22.23       19.18
 TOTAL RETURN(2):                      %    (15.74)     (34.11)      11.82       82.99       13.18       17.61       36.90
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     $    70,404      91,089     164,719     163,843      42,881      32,819       8,810
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)      %      1.55        1.50        1.58        1.57        1.65        1.65        1.66
 Gross expenses prior to expense
 reimbursement (recoupment)(3)         %      1.59        1.50        1.58        1.57        1.67        1.80        6.15
 Net investment income (loss)
 after expense reimbursement
 (recoupment)(3)(4)                    %      0.07        0.04       (0.71)      (0.66)      (0.50)      (0.50)      (0.43)
 Portfolio turnover rate               %       149         143          56         164          44         146         198

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(5)  The Fund changed its fiscal year-end from June 30 to October 31.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                        CLASS I                       CLASS Q
                                                  -------------------     -------------------------------
                                                   YEAR       PERIOD       YEAR        YEAR       PERIOD
                                                   ENDED       ENDED       ENDED       ENDED       ENDED
                                                  OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                                   2002       2001(1)      2002        2001       2000(2)
                                                  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      12.35       13.89       12.34       16.68       15.90
 Income from investment operations:
 Net investment income                       $       0.16        0.02        0.07        0.10        0.13
 Net realized and unrealized gain (loss)
 on investments                              $      (1.68)      (1.56)      (1.63)      (2.42)       0.65
 Total from investment operations            $      (1.52)      (1.54)      (1.56)      (2.32)       0.78
 Less distributions from:
 Net investment income                       $       0.14          --        0.08        0.14          --
 Net realized gains on investments           $       0.26          --        0.26        1.88          --
 Total distributions                         $       0.40          --        0.34        2.02          --
 Net asset value, end of period              $      10.43       12.35       10.44       12.34       16.68
 TOTAL RETURN(3)                             %     (12.89)     (11.09)     (13.11)     (15.80)       4.91
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    372,352     226,067      29,836      35,802      24,882
 Ratios to average net assets:
 Expenses(4)                                 %       1.32        1.24        1.49        1.59        1.57
 Net investment income(4)                    %       1.04        0.62        0.63        0.91        1.35
 Portfolio turnover rate                     %         20          15          20          15          34

----------
(1)  Class I commenced operations on June 18, 2001.
(2)  Class Q commenced operations on January 24, 2000.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING GLOBAL TECHNOLOGY FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    CLASS I
                                                                    -------
                                                                    PERIOD
                                                                     ENDED
                                                                    OCT. 31,
                                                                    2002(1)
                                                                    -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $        6.99
 Income from investment operations:
 Net investment loss                                         $       (0.06)
 Net realized and unrealized loss on investments             $       (3.46)
 Total from investment operations                            $       (3.52)
 Net asset value, end of period                              $        3.47
 TOTAL RETURN(2)                                             %      (50.36)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $       2,507
 Ratios to average net assets:
 Expenses(3)                                                 %        1.82
 Net investment loss(3)                                      %       (1.71)
 Portfolio turnover rate                                     %         106

----------
(1)  Class I commenced operations on January 15, 2002.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING WORLDWIDE GROWTH FUND                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS Q
                                             ------------------------------------------------------------------------------
                                             YEAR        YEAR     FOUR MONTHS    YEAR     THREE MONTHS
                                             ENDED       ENDED       ENDED       ENDED       ENDED
                                            OCT. 31,    OCT. 31,    OCT. 31,    JUNE 30,    JUNE 30,    YEAR ENDED MARCH 31,
                                              2002        2001     2000(5)(6)     2000       1999(1)      1999        1998
                                             ------      ------    ----------    ------      ------      ------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $     17.87       30.37       34.53       27.12       24.59       19.63       15.00
 Income from investment operations:
 Net investment income (loss)           $     (0.08)*     (0.07)*     (0.07)      (0.16)       0.01        0.22       (0.11)
 Net realized and unrealized gain
 (loss) on investments                  $     (3.45)*    (11.19)*     (4.09)      11.11        2.52        6.15        5.29
 Total from investment operations       $     (3.53)     (11.26)      (4.16)      10.95        2.53        6.37        5.18
 Less distributions from:
 Net investment income                  $        --          --          --          --          --        0.15          --
 Net realized gains on investments      $        --        0.89          --        3.54          --        1.26        0.55
 Tax return of capital                  $        --        0.35          --          --          --          --          --
 Total distributions                    $        --        1.24          --        3.54          --        1.41        0.55
 Net asset value, end of period         $     14.34       17.87       30.37       34.53       27.12       24.59       19.63
 TOTAL RETURN(2):                       %    (19.75)     (38.56)     (12.05)      42.63       10.29       33.97       35.11
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $     8,194      17,178      44,702      54,418      14,870       7,320         645
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)       %      1.49        1.51        1.52        1.57        1.55        1.59        1.61
 Gross expenses prior to expense
 reimbursement (recoupment)(3)          %      1.59        1.60        1.49        1.57        1.55        1.76        3.75
 Net investment income (loss) after
 expense reimbursement
 (recoupment)(3)(4)                     %     (0.47)      (0.30)      (0.62)      (0.69)       0.17        0.17       (0.47)
 Portfolio turnover rate                %       281         302          71         169          57         247         202

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(5) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(6)  The Fund changed its fiscal year-end from June 30 to October 31.
* Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS as of October 31, 2002
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Funds included in this report are comprised of ING Mutual Funds ("IMF") and ING Mayflower Trust ("IMT"); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IMF is a Delaware business trust organized in 1992 with eight separate series (Portfolios). Five in this report are: ING Emerging Countries Fund ("Emerging Countries"), ING International Fund ("International"), ING International SmallCap Growth Fund ("International SmallCap Growth"), ING Global Technology Fund ("Global Technology"), and ING Worldwide Growth Fund ("Worldwide Growth"). IMT is a Massachusetts business trust organized in 1992 with two separate series (Portfolios). The one Portfolio in this annual report is ING International Value ("International Value"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends from net investment income are determined separately for each class based on income and expenses allocable to each class. Distributions from realized gains are allocated to each class pro rata based on the total shares outstanding on the ex-date. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar, the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc., and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC. Effective March 1, 2002, the Adviser, Distributor and Administrator changed their names to ING Investments, LLC, ING Funds Distributor, Inc. and ING Funds Services, LLC, respectively. Effective October 1, 2002, the Distributor changed its name to ING Distributor, LLC.

REORGANIZATION. On December 17, 2001, the Boards of Trustees of each of the various ING Funds approved plans of reorganization which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and to align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization only resulted in a change in corporate form of some of the ING Funds, with no change in the ING Funds. The Reorganization was consummated to align the ING Funds' corporate structures and expedite the Funds' required filings with the SEC. Shareholders of International Value did not approve the Reorganization; therefore the Fund will remain part of ING Mayflower Trust.

As a result of the Reorganization, the following ING Funds Reorganized into series of IMF: Global Technology and International; (collectively, the "Reorganizing Funds"). In this regard, the Board approved the creation of new series of ING Mutual Funds to serve as "shells" (the "Shell Funds") into which Reorganized Funds were reorganized. The plans of the reorganization provided for, among other things, the transfer for assets and liabilities of the Reorganizing Funds to the Shell Funds. Prior to September 21, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the

--------------------------------------------------------------------------------

financial highlights shown for periods prior to September 21, 2002 are the financial highlights of the Reorganizing Fund.

Prior to the Reorganization, Global Technology Fund was organized as series of ING Funds Trust, a Delaware business trust registered as an open-end, management investment company. ING Funds Trust was organized on July 30, 1998.

Prior to the Reorganization, International Fund was the sole series of ING International Fund, Inc. ING International Fund, Inc. was a corporation organized under the laws of the State of Maryland on November 23, 1993.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. For all Funds except Russia, investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market and gold and silver bullion are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors/Trustees. Investments in securities maturing in less than 60 days are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not

--------------------------------------------------------------------------------

     typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. FOREIGN CURRENCY TRANSACTIONS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. OPTIONS CONTRACTS. All Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

F. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends and capital gains, if any annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent they exceed net

--------------------------------------------------------------------------------

     investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

G. FEDERAL INCOME TAXES. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax provision is not required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors/Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires. During the year ended October 31, 2002, Emerging Countries Fund paid $110,768 of taxes on gains on sales of Indian investments.

H. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

I. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

J. SECURITIES LENDING. Each Fund has the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

K. RECENTLY ISSUED ACCOUNTING STANDARDS. In November 2000, a revised AICPA Audit and Accounting Guide (the "Guide"), AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The effective date for the Funds was November 1, 2001. The adoption was not material to the Funds.

--------------------------------------------------------------------------------

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended October 31, 2002, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                             PURCHASES           SALES
                                           --------------    --------------
     Emerging Countries                    $  154,085,124    $  188,937,693
     International                             78,258,037        67,976,027
     International SmallCap Growth            526,449,603       575,952,269
     International Value                    1,386,582,570       560,070,743
     Global Technology                         43,431,088        55,212,140
     Worldwide Growth                         699,600,407       807,248,777

NOTE 4 -- REDEMPTION FEE INCOME

Effective November 1, 2001, International began imposing a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is accounted for as an addition to paid-in capital. Total redemption fee proceeds for the year ended October 31, 2002 were $132,507 and are set forth in the statements of changes in net assets.

NOTE 5 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments, LLC (the "Manager", the "Investment Manager", or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                                AS A PERCENT OF AVERAGE NET ASSETS
                                ----------------------------------
Emerging Countries              1.25%
International                   1.00%
International SmallCap Growth   1.00% on first $500 million; 0.90% on next $500
                                  million; and 0.85% in excess of $1 billion
International Value             1.00%
Global Technology               1.25%
Worldwide Growth                1.00% on first $500 million; 0.90% on next $500
                                  million; and 0.85% in excess of $1 billion

The fees payable to the Manager were discounted for the Global Technology Fund by 75% in the Fund's first year of operations and by 50% in the Fund's second year of operations.

Nicholas-Applegate Capital Management (NACM), a registered investment advisor, serves as a subadvisor to the International SmallCap Growth Fund pursuant to a subadvisory agreement between the Adviser and NACM. Brandes Partners, LLC (Brandes), a registered investment advisor, serves as a subadvisor to the International Value Fund pursuant to a subadvisory agreement between the Adviser and Brandes. ING Investment Management Advisors, B.V. (IIMA), a registered investment advisor, serves as a subadvisor to the Global Technology Fund pursuant to a subadvisory agreement between the Adviser and IIMA.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

Prior to March 1, 2002, IFS acted as Shareholder Service Agent for the Emerging Countries Fund, International SmallCap Growth Fund and Worldwide Growth Fund.

International Value Fund also pays IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

--------------------------------------------------------------------------------

NOTE 6 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                       CLASS A   CLASS B   CLASS C   CLASS I   CLASS M   CLASS Q
                       -------   -------   -------   -------   -------   -------
Emerging Countries       0.35%     1.00%     1.00%     N/A       0.75%     0.25%
International            0.25      1.00      1.00      N/A        N/A      0.25
International
  SmallCap Growth        0.35      1.00      1.00      N/A        N/A      0.25
International Value      0.30      1.00      1.00      N/A        N/A      0.25
Global Technology        0.35      1.00      1.00      N/A        N/A       N/A
Worldwide Growth         0.35      1.00      1.00      N/A        N/A      0.25

Effective March 1, 2001, the Distributor waived 0.10% of the Distribution fee for Global Technology Fund for Class A only.

Fees paid to the Distributor by class during the year ended October 31, 2002 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended October 31, 2002, the Distributor earned the following amounts in sales charges:

                                      CLASS A     CLASS B    CLASS C    CLASS M
                                       SHARES     SHARES      SHARES     SHARES
                                      -------     -------    -------    -------
Initial Sales Charges                 $372,584      n/a        n/a        $347
Contingent deferred sales charges     $620,733      $ 0      $182,995      n/a

NOTE 7 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2002, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

                                                                  ACCRUED
                                   ACCRUED                      SHAREHOLDER
                                 INVESTMENT       ACCRUED      SERVICES AND    RECOUPMENT
                                 MANAGEMENT   ADMINISTRATIVE   DISTRIBUTION     OF WAIVED
                                    FEES           FEES            FEES           FEES         TOTAL
                                 ----------     ----------      ----------     ----------    ----------
Emerging Countries               $  110,457     $    8,837      $   42,827     $   86,114    $  248,235
International                        56,007          5,601          26,684         10,367        98,659
International SmallCap Growth       248,200         24,820         135,263         27,257       435,540
International Value               2,201,663        220,166       1,230,256             --     3,652,085
Global Technology                    31,276          2,502          14,552         40,782        89,112
Worldwide Growth                    142,490         14,249          98,885             --       255,624

At October 31, 2002, Lion Connecticut Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V., held 13.96% of the shares outstanding of ING International Fund. Investment activities of this shareholder could have material impact on the Fund.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended May 24, 2002.

--------------------------------------------------------------------------------

NOTE 8 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                               MAXIMUM OPERATING EXPENSE LIMIT
                                           (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                                  ---------------------------------------------------------
                                  CLASS A   CLASS B   CLASS C   CLASS I   CLASS M   CLASS Q
                                  -------   -------   -------   -------   -------   -------
Emerging Countries(1)              2.25%     2.90%     2.90%      N/A      2.65%     2.15%
International(2)                   1.80      2.55      2.55      1.45       N/A      1.70
International SmallCap Growth(3)   1.95      2.60      2.60       N/A       N/A      1.85
International Value                 N/A       N/A       N/A       N/A       N/A       N/A
Global Technology(4)               1.95      2.70      2.70      1.70       N/A       N/A
Worldwide Growth(5)                1.85      2.50      2.50       N/A       N/A      1.75

----------
(1) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.90%.
(2) Prior to June 7, 2002, the expense limitation rates for Class A, Class B, Class C, Class I and Class Q were 2.75%, 3.50%, 3.50%, 2.50%, and 2.75%
     respectively.
(3) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.65%.
(4) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.59%, 2.24% and 2.24%, respectively.
(5) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.60%.

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected net on the accompanying Statements of Operations for each Fund.

As of October 31, 2002, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

Emerging Countries                $286,814
International                       30,949
International SmallCap Growth      120,895
Global Technology                  614,034
Worldwide Growth                   664,838

NOTE 9 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. At October 31, 2002 the Funds did not have any loans outstanding.

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES

Transaction in capital shares and dollars were as follows:

                                                    CLASS A SHARES                     CLASS B SHARES
                                             ------------------------------    ------------------------------
                                                 YEAR             YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                              OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                 2002             2001             2002             2001
                                             -------------    -------------    -------------    -------------
EMERGING COUNTRIES
 (NUMBER OF SHARES)
Shares sold                                     11,599,557        9,885,556          171,877          117,804
Shares issued in merger                            407,103        5,116,118          276,180          262,850
Shares issued as reinvestment of dividends             121               --               --               --
Shares redeemed                                (12,682,825)     (12,983,659)        (461,156)        (528,765)
                                             -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                                      (676,044)       2,018,015          (13,099)        (148,111)
                                             =============    =============    =============    =============
EMERGING COUNTRIES ($)
Shares sold                                  $ 161,276,949    $ 157,053,986    $   2,478,236    $   2,704,425
Shares issued in merger                          5,280,325       71,829,257        3,558,403        3,700,055
Shares issued as reinvestment of dividends           1,567               --               --               --
Shares redeemed                               (177,404,620)    (185,127,818)      (6,402,316)      (7,454,159)
                                             -------------    -------------    -------------    -------------
Net increase (decrease)                      $ (10,845,779)   $  43,755,425    $    (365,677)   $  (1,049,679)
                                             =============    =============    =============    =============

                                                    CLASS C SHARES                     CLASS Q SHARES
                                             ------------------------------    ------------------------------
                                                 YEAR             YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                              OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                 2002             2001             2002             2001
                                             -------------    -------------    -------------    -------------
EMERGING COUNTRIES
 (NUMBER OF SHARES)
Shares sold                                        361,853        1,037,359        3,391,625        2,972,540
Shares issued in merger                                 --          286,653               --               --
Shares issued as reinvestment of dividends              --               --               72               --
Shares redeemed                                   (671,785)      (1,627,250)      (3,924,951)      (6,076,490)
                                             -------------    -------------    -------------    -------------
Net decrease in shares
 outstanding                                      (309,932)        (303,238)        (533,254)      (3,103,950)
                                             =============    =============    =============    =============
EMERGING COUNTRIES ($)
Shares sold                                  $   5,122,486    $  14,634,410    $  47,255,785    $  43,163,993
Shares issued in merger                                 --        3,875,431               --               --
Shares issued as reinvestment of dividends              --               --              970               --
Shares redeemed                                 (9,265,932)     (22,140,324)     (54,959,947)     (89,992,176)
                                             -------------    -------------    -------------    -------------
Net decrease                                 $  (4,143,446)   $  (3,630,483)   $  (7,703,192)   $ (46,828,183)
                                             =============    =============    =============    =============

                                             CLASS M SHARES
                                             --------------
                                                PERIOD
                                                 ENDED
                                              OCTOBER 31,
                                                2002(1)
                                             -------------
EMERGING COUNTRIES
 (NUMBER OF SHARES)
Shares sold                                            921
Shares issued in merger                             92,645
Shares redeemed                                     (2,436)
                                             -------------
Net increase is shares
 outstanding                                        91,130
                                             =============
EMERGING COUNTRIES ($)
Shares sold                                  $      11,570
Shares issued in merger                          1,201,548
Shares redeemed                                    (30,431)
                                             -------------
Net increase                                 $   1,182,687
                                             =============

----------
(1)  Commenced operations on August 5, 2002

--------------------------------------------------------------------------------

                                        CLASS A SHARES                    CLASS B SHARES                   CLASS C SHARES
                                ------------------------------    ------------------------------    ------------------------------
                                    YEAR             YEAR             YEAR             YEAR             YEAR             YEAR
                                    ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
                                 OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                    2002             2001             2002             2001             2002             2001
                                -------------    -------------    -------------    -------------    -------------    -------------
INTERNATIONAL
 (NUMBER OF SHARES)
Shares sold                         8,189,311       10,370,001          455,458          169,710          974,161           90,224
Shares issued in merger               818,729        3,637,387        1,223,633          238,867        1,243,707          161,005
Shares issued as reinvestment
 of dividends                              --          196,293               --              270               --              733
Shares redeemed                    (7,499,690)     (12,300,204)        (440,191)        (171,842)        (614,252)         (70,887)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase in shares
 outstanding                        1,508,350        1,903,477        1,238,900          237,005        1,603,616          181,075
                                =============    =============    =============    =============    =============    =============
INTERNATIONAL ($)
Shares sold                     $  62,922,949    $ 102,367,167    $   3,482,361    $   1,963,065    $   7,381,467    $   1,082,305
Shares issued in merger             7,189,923       35,904,902       10,596,499        2,348,731       10,762,961        1,582,478
Shares issued as reinvestment
 of dividends                              --        2,031,659               --            2,787               --            7,572
Redemption fee proceeds               132,507               --               --               --               --               --
Shares redeemed                   (59,009,071)    (115,739,447)      (3,410,635)      (1,617,213)      (4,729,016)        (657,559)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase                    $  11,236,308    $  24,564,281    $  10,668,225    $   2,697,370    $  13,415,412    $   2,014,796
                                =============    =============    =============    =============    =============    =============

                               CLASS I SHARES            CLASS Q SHARES
                               --------------    ------------------------------
                                   PERIOD            YEAR            PERIOD
                                    ENDED           ENDED             ENDED
                                 OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                   2002(1)           2002            2001(2)
                                -------------    -------------    -------------
INTERNATIONAL
 (NUMBER OF SHARES)
Shares sold                         3,152,664          471,191            2,434
Shares issued in merger                    --          993,513            1,110
Shares redeemed                    (2,248,030)        (478,675)          (2,691)
                                -------------    -------------    -------------
Net increase in
 shares outstanding                   904,634          986,029              853
                                =============    =============    =============
INTERNATIONAL ($)
Shares sold                     $  25,021,083    $   3,563,197    $     108,379
Shares issued in merger                    --        8,727,522           10,953
Shares redeemed                   (17,592,690)      (3,696,166)         (26,176)
                                -------------    -------------    -------------
Net increase                    $   7,428,393    $   8,594,553    $      93,156
                                =============    =============    =============

----------
(1)  Commenced operations on January 15, 2002.
(2)  Commenced operations on February 26, 2001.

--------------------------------------------------------------------------------

                                                     CLASS A SHARES                    CLASS B SHARES
                                             ------------------------------    ------------------------------
                                                 YEAR             YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                              OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                 2002             2001             2002             2001
                                             -------------    -------------    -------------    -------------
INTERNATIONAL SMALLCAP GROWTH
 (NUMBER OF SHARES)
Shares sold                                     29,014,063       33,782,706          599,756        1,092,119
Shares issued as reinvestment of dividends              --          433,341               --          189,033
Shares redeemed                                (29,337,016)     (34,756,699)      (1,096,685)      (1,382,154)
                                             -------------    -------------    -------------    -------------
Net decrease in shares
 outstanding                                      (322,953)        (540,652)        (496,929)        (101,002)
                                             =============    =============    =============    =============
INTERNATIONAL SMALLCAP GROWTH ($)
Shares sold                                  $ 632,348,151    $ 906,308,851    $  13,965,766    $  33,089,408
Shares issued as reinvestment of dividends              --       13,864,436               --        6,411,987
Shares redeemed                               (642,058,647)    (938,355,263)     (25,182,365)     (39,029,966)
                                             -------------    -------------    -------------    -------------
Net increase (decrease)                      $  (9,710,496)   $ (18,181,976)   $ (11,216,599)   $     471,429
                                             =============    =============    =============    =============

                                                     CLASS C SHARES                    CLASS Q SHARES
                                             ------------------------------    ------------------------------
                                                 YEAR             YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                              OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                  2002            2001             2002             2001
                                             -------------    -------------    -------------    -------------
INTERNATIONAL SMALLCAP GROWTH
 (NUMBER OF SHARES)
Shares sold                                      1,192,193        3,312,219        6,300,682        6,794,336
Shares issued as reinvestment of dividends              --          207,388               --          331,546
Shares redeemed                                 (1,824,566)      (4,157,849)      (6,626,006)      (7,512,106)
                                             -------------    -------------    -------------    -------------
Net decrease in shares
 outstanding                                      (632,373)        (638,242)        (325,324)        (386,224)
                                             =============    =============    =============    =============
INTERNATIONAL SMALLCAP GROWTH ($)
Shares sold                                  $  25,346,123    $  89,263,930    $ 143,123,447    $ 198,098,894
Shares issued as reinvestment of dividends              --        6,452,890               --       11,232,791
Shares redeemed                                (38,544,051)    (111,213,151)    (150,812,281)    (214,377,551)
                                             -------------    -------------    -------------    -------------
Net decrease                                 $ (13,197,928)   $ (15,496,331)   $  (7,688,834)   $  (5,045,866)
                                             =============    =============    =============    =============

                                        CLASS A SHARES                      CLASS B SHARES                  CLASS C SHARES
                               ----------------------------------    ----------------------------    ------------------------------
                                    YEAR               YEAR             YEAR             YEAR            YEAR             YEAR
                                    ENDED              ENDED            ENDED            ENDED           ENDED            ENDED
                                 OCTOBER 31,        OCTOBER 31,      OCTOBER 31,      OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                                    2002               2001             2002             2001            2002             2001
                               ---------------    ---------------    ------------    ------------    -------------    -------------
INTERNATIONAL VALUE
 (NUMBER OF SHARES)
Shares sold                        119,238,378        139,418,862       9,034,613      11,159,464       18,810,213       25,120,811
Shares issued as reinvestment
 of dividends                        2,046,200          6,121,206         542,229       2,432,358          774,598        3,490,818
Shares redeemed                    (87,913,712)      (103,751,144)     (7,613,839)     (5,457,791)     (13,237,481)     (15,687,139)
                               ---------------    ---------------    ------------    ------------    -------------    -------------
Net increase in shares
 outstanding                        33,370,866         41,788,924       1,963,003       8,134,031        6,347,330       12,924,490
                               ===============    ===============    ============    ============    =============    =============
INTERNATIONAL VALUE ($)
Shares sold                    $ 1,522,323,967    $ 1,987,454,751    $114,916,200    $157,664,420    $ 239,956,133    $ 355,012,713
Shares issued as reinvestment
 of dividends                       25,679,811         89,795,792       6,739,902      35,342,287        9,605,012       50,605,929
Shares redeemed                 (1,107,047,090)    (1,461,321,837)    (89,774,421)    (75,247,514)    (159,086,448)    (216,919,756)
                               ---------------    ---------------    ------------    ------------    -------------    -------------
Net increase                   $   440,956,688    $   615,928,706    $ 31,881,681    $117,759,193    $  90,474,697    $ 188,698,886
                               ===============    ===============    ============    ============    =============    =============

--------------------------------------------------------------------------------

                                                     CLASS I SHARES                    CLASS Q SHARES
                                             ------------------------------    -------------------------------
                                                 YEAR            PERIOD            YEAR              YEAR
                                                 ENDED            ENDED            ENDED             ENDED
                                              OCTOBER 31,      OCTOBER 31,      OCTOBER 31,       OCTOBER 31,
                                                 2002            2001(1)           2002              2001
                                             -------------    -------------    -------------     -------------
INTERNATIONAL VALUE
 (NUMBER OF SHARES)
Shares sold                                     24,400,308       19,267,313        3,129,171         1,572,970
Shares issued as reinvestment of dividends         431,858               --           61,189           194,697
Shares redeemed                                 (7,442,390)        (965,949)      (3,233,666)         (358,279)
                                             -------------    -------------    -------------     -------------
Net increase (decrease) in shares
 outstanding                                    17,389,776       18,301,364          (43,306)        1,409,388
                                             =============    =============    =============     =============
INTERNATIONAL VALUE ($)
Shares sold                                  $ 311,346,171    $ 262,398,688    $  40,891,856     $  21,820,254
Shares issued as reinvestment of dividends       5,411,186               --          769,149         2,856,211
Shares redeemed                                (88,175,138)     (12,540,659)     (41,911,766)       (4,933,113)
                                             -------------    -------------    -------------     -------------
Net increase (decrease)                      $ 228,582,219    $ 249,858,029    $    (250,761)    $  19,743,352
                                             =============    =============    =============     =============

----------
(1)  Commenced operations on June 18, 2001.

                                                     CLASS A SHARES                    CLASS B SHARES
                                             ------------------------------    -------------------------------
                                                 YEAR             YEAR             YEAR              YEAR
                                                 ENDED            ENDED            ENDED             ENDED
                                              OCTOBER 31,      OCTOBER 31,      OCTOBER 31,       OCTOBER 31,
                                                 2002             2001             2002              2001
                                             -------------    -------------    -------------     -------------
GLOBAL TECHNOLOGY
 (NUMBER OF SHARES)
Shares sold                                      1,074,950        5,572,388          160,042           649,338(2)
Shares issued in merger                          2,536,219          614,620        1,991,923                --
Shares issued as reinvestment of dividends              --        1,834,157               --           791,178
Shares redeemed                                 (3,928,358)      (7,711,747)        (766,297)         (796,526)
                                             -------------    -------------    -------------     -------------
Net increase (decrease) in shares
 outstanding                                      (317,189)         309,418        1,385,668           643,990
                                             =============    =============    =============     =============
GLOBAL TECHNOLOGY ($)
Shares sold                                  $   6,134,754    $  71,172,900    $     775,870     $  10,071,165(2)
Shares issued in merger                         13,740,057        5,497,157       10,471,976                --
Shares issued as reinvestment of dividends              --       28,703,042               --        12,115,539
Shares redeemed                                (19,050,795)     (91,476,650)      (3,513,256)       (6,137,863)
                                             -------------    -------------    -------------     -------------
Net increase (decrease)                      $     824,016    $  13,896,449    $   7,734,590     $  16,048,841
                                             =============    =============    =============     =============

                                                    CLASS C SHARES            CLASS I SHARES   CLASS X SHARES(1)
                                             ------------------------------   --------------   -----------------
                                                 YEAR             YEAR            PERIOD             YEAR
                                                 ENDED            ENDED            ENDED             ENDED
                                              OCTOBER 31,      OCTOBER 31,      OCTOBER 31,       OCTOBER 31,
                                                 2002             2001            2002(3)            2001
                                             -------------    -------------    -------------     -------------
GLOBAL TECHNOLOGY
 (NUMBER OF SHARES)
Shares sold                                         82,882          144,833        1,096,315                --
Shares issued in merger                            658,233               --
Shares issued as reinvestment of dividends              --          323,794               --                --
Shares redeemed                                   (413,341)        (391,012)        (373,721)         (311,818)(2)
                                             -------------    -------------    -------------     -------------
Net increase (decrease) in shares
 outstanding                                       327,774           77,615          722,594          (311,818)
                                             =============    =============    =============     =============
GLOBAL TECHNOLOGY ($)
Shares sold                                  $     429,289    $   1,883,133    $   6,252,422     $          --
Shares issued in merger                          3,454,479               --
Shares issued as reinvestment of dividends              --        4,959,136               --                --
Shares redeemed                                 (2,068,300)      (4,309,151)      (1,385,562)       (7,804,173)(2)
                                             -------------    -------------    -------------     -------------
Net increase (decrease)                      $   1,815,468    $   2,533,118    $   4,866,860     $  (7,804,173)
                                             =============    =============    =============     =============

----------
(1) Effective November 17, 2000, Class X shares are no longer being offered for sale.
(2) Amounts include 310,202 of Class X shares, valued at $7,287,146, that were converted into Class B shares on November 17, 2000.
(3)  Commenced operations on January 15, 2002.

--------------------------------------------------------------------------------

                                                    CLASS A SHARES                    CLASS B SHARES
                                             ------------------------------    ------------------------------
                                                 YEAR             YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                              OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                 2002             2001             2002             2001
                                             -------------    -------------    -------------    -------------
WORLDWIDE GROWTH
 (NUMBER OF SHARES)
Shares sold                                     10,042,589       14,154,594          130,581          855,611
Shares issued in merger                                 --        1,796,396               --          309,706
Shares issued as reinvestment of dividends              --          229,876               --          113,034
Shares redeemed                                (13,104,424)     (16,851,100)      (1,486,694)      (1,387,035)
                                             -------------    -------------    -------------    -------------
Net decrease in shares
 outstanding                                    (3,061,835)        (670,234)      (1,356,113)        (108,684)
                                             =============    =============    =============    =============
WORLDWIDE GROWTH ($)
Shares sold                                  $ 145,141,054    $ 280,069,792    $   2,247,925    $  20,740,917
Shares issued in merger                                 --       36,578,702               --        7,048,872
Shares issued as reinvestment of dividends              --        5,578,485               --        3,071,140
Shares redeemed                               (192,304,536)    (327,284,495)     (24,337,790)     (29,793,190)
                                             -------------    -------------    -------------    -------------
Net increase (decrease)                      $ (47,163,482)   $  (5,057,516)   $ (22,089,865)   $   1,067,739
                                             =============    =============    =============    =============

                                                    CLASS C SHARES                    CLASS Q SHARES
                                             ------------------------------    ------------------------------
                                                 YEAR             YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                              OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                 2002             2001             2002             2001
                                             -------------    -------------    -------------    -------------
WORLDWIDE GROWTH
 (NUMBER OF SHARES)
Shares sold                                        372,981        3,264,179        2,165,766        1,521,737
Shares issued in merger                                 --          597,885               --               --
Shares issued as reinvestment of dividends              --          126,940               --           51,494
Shares redeemed                                 (2,833,697)      (5,401,816)      (2,555,640)      (2,083,680)
                                             -------------    -------------    -------------    -------------
Net decrease in shares
 outstanding                                    (2,460,716)      (1,412,812)        (389,874)        (510,449)
                                             =============    =============    =============    =============
WORLDWIDE GROWTH ($)
Shares sold                                  $   5,747,691    $  68,275,479    $  35,266,752    $  33,939,544
Shares issued in merger                                 --       12,102,849               --               --
Shares issued as reinvestment of dividends              --        3,066,876               --        1,439,783
Shares redeemed                                (41,522,976)    (107,297,591)     (42,294,829)     (46,882,200)
                                             -------------    -------------    -------------    -------------
Net decrease                                 $ (35,775,285)   $ (23,852,387)   $  (7,028,077)   $ (11,502,873)
                                             =============    =============    =============    =============

--------------------------------------------------------------------------------

NOTE 11 -- SECURITIES LENDING

Under an agreement with Brown Brothers Harriman ("BBH"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, U.S. Government securities or irrevocable performance letters of credit issued by banks approved by the Fund. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in Brown Brothers Investment Trust. A portion of the income generated by the investment of the collateral, net of any rebates paid by BBH to borrowers, is remitted to BBH as lending agent, and the remainder is paid to the Funds. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. There would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral.

At October 31, 2002, the Funds had securities on loan with the following market values:

FUND                                  VALUE
----                               ------------
Emerging Countries                 $  8,375,448
International                         2,595,391
International SmallCap Growth        36,469,261
International Value                 196,708,961
Global Technology                     1,406,943
Worldwide Growth                      4,838,366

NOTE 12 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund's Board of Directors, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

                                                                     INITIAL                            PERCENT
                                                                   ACQUISITION                           OF NET
FUND                           SECURITY                  SHARES        DATE       COST        VALUE      ASSETS
----                           --------                  -------     --------    --------    --------    ------
Emerging
 Countries   Asia World Online                           124,700     12/15/99    $321,700    $     --     0.00%
             Synnex Technology International Corp. GDR   121,379     01/14/02     604,814     604,467     0.55%
                                                                                 --------    --------     ----
                                                                                 $926,514    $604,467     0.55%
                                                                                 ========    ========     ====

NOTE 13 -- REORGANIZATIONS

On May 17, 2002 and August 2, 2002, certain Funds, as listed below (each an :"Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 -- Capital Shares. The Adviser and the Funds allocated the cost associated with the Reorganization equally. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                    ACQUIRED FUND
                                                     TOTAL NET        TOTAL NET       UNREALIZED
                                                     ASSETS OF        ASSETS OF     APPRECIATION/
     ACQUIRING                 ACQUIRED            ACQUIRED FUND   ACQUIRING FUND   (DEPRECIATION)
       FUND                      FUND                 (000'S)          (000'S)         (000'S)
       ----                      ----                 -------         --------        ---------
Emerging Countries     Asia-Pacific Equity            $10,040         $108,280        $  (4,828)
Global Technology      Global Communications           11,173           33,574          (12,293)
                       Internet                        16,494           33,574           (5,378)
International          International Core Growth       37,277           48,767            1,524

The net assets of Emerging Countries, International and Global Technology after the acquisitions were approximately $118,319,926, $86,044,454 and $61,240,963, respectively.

--------------------------------------------------------------------------------

NOTE 14 -- CONCENTRATION OF RISKS

FOREIGN SECURITIES (ALL FUNDS). Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature govenments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

INDUSTRY CONCENTRATION (GLOBAL TECHNOLOGY FUND). As a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

NOTE 15 - FEDERAL INCOME TAXES

For federal income tax purposes, International Value Fund designated $52,776,158 as capital gains dividends for the year ended October 31, 2002.

During the fiscal year ended October 31, 2002, the foreign taxes paid or withheld were $284,803, $98,354, $728,028, $7,475,617, $0, $238,959 in total on
$2,639,454, $1,099,334, $6,124,967, $74,326,489, $8,866, $2,030,636 of foreign source income for Emerging Countries Fund, International Fund, International SmallCap Growth Fund, International Value Fund, Global Technology Fund and Worldwide Growth Fund, respectively.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders were as follow:

                         ORDINARY         LONG-TERM
                          INCOME        CAPITAL GAINS
                        -----------     -------------
Emerging Countries      $     2,891      $        --
International Value      19,220,965       45,599,213

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extend that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

--------------------------------------------------------------------------------

Accordingly, the following amounts have been increased (decreased) through reclassification as of October 31, 2002:

                                                                                ACCUMULATED NET
                                   PAID-IN          UNDISTRIBUTED NET       REALIZED GAINS (LOSSES)
                                   CAPITAL       INVESTMENT INCOME (LOSS)       ON INVESTMENTS
                                -------------    ------------------------       --------------
Emerging Countries              $  75,949,453         $     837,009             $ (76,786,462)
International                      13,644,548               242,697               (13,887,245)
International SmallCap Growth      (3,008,601)            2,763,754                   244,847
International Value                        --              (587,419)                  587,419
Global Technology                 213,772,228               950,890              (214,723,118)
Worldwide Growth                   (3,113,948)            3,001,356                   112,592

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at October 31, 2002:

                                     AMOUNT        EXPIRATION DATES
                                  ------------     ----------------
Emerging Countries                $175,770,769        2005 - 2010
International                       35,616,204        2007 - 2010
International SmallCap Growth      238,103,455        2008 - 2010
Global Technology                  317,688,109        2007 - 2010
Worldwide Growth                   229,162,719        2008 - 2010

A portion of the amount of these losses may be limited in the future due to previous fund mergers.

As of October 31, 2002, the following amounts represent distribution requirements of the Funds:

                          ORDINARY         LONG-TERM
                           INCOME        CAPITAL GAINS
                         -----------     -------------
International Value      $25,988,547      $37,067,031

NOTE 16 -- SUBSEQUENT EVENTS

DIVIDENDS. Subsequent to October 31, 2002 the following Funds declared dividends of:

                                  PER SHARE
                       TYPE        AMOUNT        PAYABLE DATE          RECORD DATE
                       ----        ------        ------------          -----------
INTERNATIONAL
Class A                 NII        $0.0263     November 20, 2002     November 15, 2002
Class C                 NII        $0.0009     November 20, 2002     November 15, 2002
Class I                 NII        $0.0503     November 20, 2002     November 15, 2002
Class Q                 NII        $0.0453     November 20, 2002     November 15, 2002

INTERNATIONAL VALUE
Class A                 NII        $0.0520     November 20, 2002     November 15, 2002
Class I                 NII        $0.0958     November 20, 2002     November 15, 2002
Class Q                 NII        $0.0974     November 20, 2002     November 15, 2002
All Classes            LTCG        $0.1423     November 20, 2002     November 15, 2002
All Classes            STCG        $0.0596     November 20, 2002     November 15, 2002

----------
NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

ING
Emerging
Countries
Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2002
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.43%
                     BRAZIL: 8.23%
      28,000         Aracruz Celulose SA ADR                    $       447,720
      29,000         Banco Itau SA ADR                                  642,930
      37,460    A    Brasil Telecom Participacoes SA ADR              1,045,134
      44,975         Cia de Bebidas das Americas ADR                    650,788
      29,024         Cia Energetica de Minas Gerais ADR                 197,363
      49,950         Cia Vale do Rio Doce ADR                         1,316,183
      34,478         Empresa Brasileira de Aeronautica SA ADR           540,615
      92,483    A    Gerdau SA ADR                                      846,219
     135,245         Petroleo Brasileiro SA - Petrobras ADR           1,631,055
       1,000         Tele Centro Oeste Celular Participacoes
                       SA ADR                                             2,950
     146,559    A    Tele Norte Leste Participacoes SA ADR            1,014,188
     236,900    A    Telesp Celular Participacoes SA ADR                630,154
                                                                ---------------
                     TOTAL BRAZIL                                     8,965,299
                                                                ---------------
                     CHILE: 0.60%
      75,000         Cia de Telecomunicaciones de Chile SA ADR          652,500
                                                                ---------------
                     TOTAL CHILE                                        652,500
                                                                ---------------
                     CHINA: 1.56%
     538,000         Byd Co. Ltd.                                     1,100,233
     850,000         China Petroleum & Chemical Corp.                   131,870
     653,000         Huaneng Power International, Inc.                  468,860
                                                                ---------------
                     TOTAL CHINA                                      1,700,963
                                                                ---------------
                     CZECH: 1.52%
      79,000         Komercni Banka AS GDR                            1,659,000
                                                                ---------------
                     TOTAL CZECH                                      1,659,000
                                                                ---------------
                     HONG KONG: 4.84%
     124,700  @,X,I  Asia World Online                                       --
     898,000         China Mobile Ltd./HK                             2,210,646
     502,000         Citic Pacific Ltd.                               1,062,012
     644,500         CNOOC Ltd.                                         801,560
   1,503,000         Cosco Pacific Ltd.                               1,204,427
                                                                ---------------
                     TOTAL HONG KONG                                  5,278,645
                                                                ---------------
                     HUNGARY: 1.85%
     114,000         OTP Bank Rt. GDR                                 2,012,100
                                                                ---------------
                     TOTAL HUNGARY                                    2,012,100
                                                                ---------------
                     INDIA: 4.50%
     120,000         Hindustan Lever Ltd.                               397,931
     240,000         Larsen & Toubro Ltd.                               936,367
     109,600         Ranbaxy Laboratories Ltd. GDR                    1,326,160
     188,000         Reliance Industries Ltd.                         1,037,228
      21,000    #    Reliance Industries Ltd. GDR                       232,050
      40,000         Satyam Computer Services Ltd. ADR                  432,800
     181,000         Tata Engineering & Locomotive GDR                  543,000
                                                                ---------------
                     TOTAL INDIA                                      4,905,536
                                                                ---------------
                     INDONESIA: 0.78%
   1,751,000         Astra Intl. Tbk PT                                 393,643
   1,380,000         Telekomunikasi Indonesia Tbk PT                    459,751
                                                                ---------------
                     TOTAL INDONESIA                                    853,394
                                                                ---------------
                     ISRAEL: 3.20%
      34,000         Check Point Software Technologies                  468,860
      39,000         Teva Pharmaceutical Industries ADR               3,019,770
                                                                ---------------
                     TOTAL ISRAEL                                     3,488,630
                                                                ---------------
                     MALAYSIA: 6.08%
     680,000         Gamuda BHD                                       1,020,000
     359,000         Genting BHD                                      1,247,053
     343,000         IOI Corp. BHD                                      505,474
     766,000         Malayan Banking BHD                              1,663,026
     571,000         Malaysian Airline System BHD                       450,789
     367,000         New Straits Times Press BHD                        473,237
      14,291    X    Palmco Holdings BHD                                 16,736
     248,000         Perusahaan Otomobil Nasional                       522,105
   1,042,500         Public Bank BHD                                    735,237
                                                                ---------------
                     TOTAL MALAYSIA                                   6,633,657
                                                                ---------------
                     MEXICO: 8.57%
     542,300         Alfa SA de CV                                      894,752
      89,615         America Movil SA de CV ADR                       1,204,426
      50,975    A    Cemex SA de CV ADR                               1,033,263
     117,800         Corp. GEO SA de CV                                 231,492
      16,480         Fomento Economico Mexicano SA de CV ADR            596,576
      39,150         Grupo Aeroportuario del Sureste SA de CV ADR       431,042
     215,000         Grupo Financiero Banorte SA de CV                  478,625
     774,000         Grupo Financiero BBVA Bancomer                     609,929
      23,450    @    Grupo Televisa SA ADR                              658,945
      65,380         Telefonos de Mexico SA de CV ADR                 1,994,090
      15,910         TV Azteca SA de CV ADR                              77,164
     523,492         Wal-Mart de Mexico SA de CV                      1,126,704
                                                                ---------------
                     TOTAL MEXICO                                     9,337,008
                                                                ---------------
                     PERU: 0.41%
      19,900         Cia de Minas Buenaventura SA ADR                   442,775
                                                                ---------------
                     TOTAL PERU                                         442,775
                                                                ---------------
                     RUSSIA: 8.27%
      22,000         LUKOIL ADR                                       1,414,600
      60,500    A    Sibneft ADR                                      1,176,725
     172,000         Surgutneftegaz ADR                               3,236,900
      23,000    A    YUKOS ADR                                        3,185,500
                                                                ---------------
                     TOTAL RUSSIA                                     9,013,725
                                                                ---------------
                     SOUTH AFRICA: 6.60%
     350,000         ABSA Group Ltd.                                  1,114,415
      93,000    A    Gold Fields Ltd. ADR                             1,023,000
      35,000         Harmony Gold Mining Co Ltd. ADR                    457,450
      19,000         Impala Platinum Holdings Ltd.                    1,093,889

                 See Accompanying Notes to Financial Statements

ING
Emerging
Countries
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
      92,000         Remgro Ltd.                                $       589,549
      67,000         Sappi Ltd.                                         804,955
     112,000         Sasol Ltd.                                       1,225,156
     300,000         Standard Bank Group Ltd.                           884,623
                                                                ---------------
                     TOTAL SOUTH AFRICA                               7,193,037
                                                                ---------------
                     SOUTH KOREA: 20.53%
      31,800         Daishin Securities Co. Ltd.                        428,852
      96,000         Hana Bank                                        1,224,029
      78,000         Hanssem Co. Ltd.                                   918,022
      44,500         Hyundai Motor Co.                                1,125,685
      78,181         Kookmin Bank                                     2,594,318
     105,500         Korea Electric Power Corp.                       1,590,907
      94,800    #    Korea Tobacco & Ginseng Corp. GDR                  696,780
       5,000         KT Corp.                                           205,558
      40,430    A    KT Corp. ADR                                       830,432
      20,000         LG Chem Ltd.                                       595,014
      25,000         LG Household & Health Care Ltd.                    735,595
       5,500         Pacific Corp.                                      552,922
       8,000         POSCO                                              748,672
      24,300         Samsung Electronics Co. Ltd.                     6,852,064
      10,000         Samsung Fire & Marine Insurance Co. Ltd.           604,822
      20,700         Samsung Securities Co. Ltd.                        535,476
       2,950         Shinsegae Co. Ltd.                                 396,629
      10,000         Sindo Ricoh Co. Ltd.                               551,696
       6,470         SK Telecom Co. Ltd.                              1,189,824
                                                                ---------------
                     TOTAL SOUTH KOREA                               22,377,297
                                                                ---------------
                     TAIWAN: 10.23%
      25,300         Asustek Computer, Inc.                              52,497
     398,623         Asustek Computer, Inc. GDR                         825,150
         449         China Steel Corp. GDR                                4,715
   1,450,000         Chinatrust Financial Holding Co.                 1,157,493
   1,147,200         Compal Electronics, Inc.                         1,276,137
   2,622,380         Evergreen Marine Corp.                           1,080,694
     106,260         Formosa Chemicals & Fibre Co.                       95,848
   1,044,000         Fubon Financial Holding Co. Ltd.                   911,620
      31,050         HON HAI Precision Industry                         112,299
     187,807    #    HON HAI Precision Industry GDR                   1,455,505
     523,600         Synnex Technology Intl. Corp.                      845,003
     121,379   X,I   Synnex Technology Intl. Corp. GDR                  604,467
   1,160,456         Taiwan Semiconductor Manufacturing Co.
                       Ltd.                                           1,555,078
     147,431         Taiwan Semiconductor Manufacturing Co.
                       Ltd. ADR                                       1,152,910
      10,350         United Microelectronics Corp.                        7,517
       3,832    A    United Microelectronics Corp. ADR                   15,903
                                                                ---------------
                     TOTAL TAIWAN                                    11,152,836
                                                                ---------------
                     THAILAND: 4.32%
     352,000         Bangkok Bank PCL                                   499,665
   1,850,000    X    Bangkok Expressway PCL                             674,668
     126,000    X    BEC World PLC                                      604,916
     417,000         Land & House Pub Co. Ltd.                          717,057
   1,302,000         National Finance PCL                               507,878
     913,000    X    PTT PCL                                            811,321
      28,500         Siam Cement PCL                                    703,866
     300,000         Siam Commercial Bank PCL                           183,497
                                                                ---------------
                     TOTAL THAILAND                                   4,702,868
                                                                ---------------
                     TURKEY: 1.64%
       3,000         Anadolu Efes Biracilik Ve Malt Sanayii AS               54
 428,000,000         Sabanci Holding                                  1,186,761
 100,000,000         Turkcell Iletisim Hizmet AS                        596,303
                                                                ---------------
                     TOTAL TURKEY                                     1,783,118
                                                                ---------------
                     UNITED KINGDOM: 1.35%
     115,000         Anglo American PLC                               1,470,596
                                                                ---------------
                     TOTAL UNITED KINGDOM                             1,470,596
                                                                ---------------
                     UNITED STATES: 0.35%
      45,200         Panamerican Beverages, Inc.                        384,200
                                                                ---------------
                     TOTAL UNITED STATES                                384,200
                                                                ---------------
                     Total Common Stock (Cost $98,577,954)          104,007,184
                                                                ---------------
WARRANTS: 0.06%
                     TAIWAN: 0.06%
      72,288   @,X   Merrill Lynch Intl. Exp. 8/19/05                    63,180
                                                                ---------------
                     Total Warrants (Cost $65,450)                       63,180
                                                                ---------------
                     Total Long-Term Investments
                       (Cost $98,643,404)                           104,070,364
                                                                ---------------
Principal
Amount                                                               Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 4.86%
$  5,300,000         Federal Home Loan Bank Discount Notes,
                       1.47%, due 11/01/02                      $     5,300,000
                                                                ---------------
                     Total Short-Term Investments
                       (Cost $5,300,000)                              5,300,000
                                                                ---------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $103,943,404)*           100.35%   $   109,370,364
                     OTHER ASSETS AND
                       LIABILITIES-NET                 -0.35%         (382,205)
                                                      ------    ---------------
                     NET ASSETS                       100.00%   $   108,988,159
                                                      ======    ===============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
# Securities purchased pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
X Fair Value as determined by ING Valuation Committee as appointed by the Fund's Board of Directors.
A    Loaned security, a portion or all of the security is on loan at October 31,
     2002
I    Illiquid Security
* Cost for federal income tax purposes is $108,458,890. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation              $    10,492,007
                     Gross Unrealized Depreciation                   (9,580,533)
                                                                ---------------
                     Net Unrealized Appreciation                $       911,474
                                                                ===============

                 See Accompanying Notes to Financial Statements

ING
Emerging
Countries
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2002 (Continued)
--------------------------------------------------------------------------------
                                                                 Percentage of
Industry                                                           Net Assets
--------------------------------------------------------------------------------
Aerospace/Defense                                                     0.52%
Agriculture                                                           1.10%
Airlines                                                              0.41%
Auto Manufacturers                                                    2.01%
Banks                                                                13.21%
Beverages                                                             1.50%
Building Materials                                                    1.59%
Chemicals                                                             1.80%
Commercial Services                                                   1.72%
Computers                                                             3.96%
Cosmetics/Personal Care                                               0.51%
Diversified Financial Services                                        3.19%
Electric                                                              2.07%
Electrical Equipment                                                  1.01%
Electronics                                                           0.81%
Engineering & Construction                                            1.33%
Forest Products & Paper                                               1.15%
Holding Companies-Diversified                                         4.28%
Home Builders                                                         0.87%
Home Furnishings                                                      0.84%
Household Products/Wares                                              1.04%
Insurance                                                             0.55%
Internet                                                              0.43%
Iron/Steel                                                            1.47%
Lodging                                                               1.14%
Media                                                                 1.66%
Mining                                                                5.33%
Miscellaneous Manufacturing                                           0.02%
Office/Business Equipment                                             0.51%
Oil & Gas                                                            12.49%
Pharmaceuticals                                                       3.99%
Retail                                                                1.76%
Semiconductors                                                        8.79%
Software                                                              0.40%
Telecommunications                                                   11.04%
Transportation                                                        0.99%
Short-Term Investments                                                4.86%
Other Assets and Liabilities, Net                                    -0.35%
                                                                    ------
NET ASSETS                                                          100.00%
                                                                    ======

                 See Accompanying Notes to Financial Statements

ING
International
Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2002
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 87.08%
                     AUSTRALIA: 1.11%
     206,000    A    QBE Insurance Group Ltd.                   $       880,262
                                                                ---------------
                     TOTAL AUSTRALIA                                    880,262
                                                                ---------------
                     BELGIUM: 1.07%
      20,200         Omega Pharma SA                                    847,898
                                                                ---------------
                     TOTAL BELGIUM                                      847,898
                                                                ---------------
                     CANADA: 2.56%
     111,200    X    Bombardier, Inc.                                   369,954
      22,700         Cameco Corp.                                       504,167
      39,703         EnCana Corp.                                     1,156,380
                                                                ---------------
                     TOTAL CANADA                                     2,030,501
                                                                ---------------
                     DENMARK: 1.15%
       8,100         Novo-Nordisk A/S                                   222,795
       7,800         Novo-Nordisk A/S ADR                               215,358
      22,100         TDC A/S                                            475,727
                                                                ---------------
                     TOTAL DENMARK                                      913,880
                                                                ---------------
                     FINLAND: 3.11%
      31,200         Nokia OYJ                                          528,472
      64,000         Nokia OYJ ADR                                    1,063,680
      27,100         UPM-Kymmene OYJ                                    876,564
                                                                ---------------
                     TOTAL FINLAND                                    2,468,716
                                                                ---------------
                     FRANCE: 8.52%
      10,850         Aventis SA                                         647,782
      18,950         Carrefour SA                                       877,405
      48,700    A    Credit Agricole SA                                 794,588
      20,700         Credit Lyonnais SA                                 733,952
      24,700         Pechiney SA                                        760,147
      17,900    A    Schneider Electric SA                              827,374
      14,000         Societe Generale                                   707,256
       7,139         Total Fina Elf SA                                  980,771
      14,400         Valeo SA                                           423,109
                                                                ---------------
                     TOTAL FRANCE                                     6,752,384
                                                                ---------------
                     GERMANY: 1.89%
      17,739         Deutsche Bank AG                                   772,629
      20,200         Deutsche Boerse AG                                 726,798
                                                                ---------------
                     TOTAL GERMANY                                    1,499,427
                                                                ---------------
                     GREECE: 0.60%
      51,500         Greek Organization of
                     Football Prognostics SA                            477,104
                                                                ---------------
                     TOTAL GREECE                                       477,104
                                                                ---------------
                     HONG KONG: 1.29%
     251,000         Hong Kong Electric Holdings                      1,020,175
                                                                ---------------
                     TOTAL HONG KONG                                  1,020,175
                                                                ---------------

                     IRELAND: 2.72%
      70,300         Irish Life & Permanent PLC                         806,797
     210,410         Ryanair Holdings PLC                             1,352,059
                                                                ---------------
                     TOTAL IRELAND                                    2,158,856
                                                                ---------------
                     ISRAEL: 1.31%
      13,400         Teva Pharmaceutical
                     Industries ADR                                   1,037,562
                                                                ---------------
                     TOTAL ISRAEL                                     1,037,562
                                                                ---------------
                     ITALY: 2.10%
     167,800         Banca Fideuram S.p.A                               785,549
     316,300    A    Parmalat Finanziaria S.p.A.                        880,950
                                                                ---------------
                     TOTAL ITALY                                      1,666,499
                                                                ---------------
                     JAPAN: 12.46%
       8,100         Advantest Corp.                                    265,985
       8,000         Drake Beam Morin Japan, Inc.                       250,968
      19,300         FamilyMart                                         367,993
      16,600         Fanuc Ltd.                                         656,020
      29,000         Ito-Yokado Co. Ltd.                                902,669
      51,000         Kao Corp.                                        1,163,577
       3,500         Mabuchi Motor Co. Ltd.                             310,287
      38,000         Mitsui Fudosan Co. Ltd.                            290,748
     123,000         Nikko Cordial Corp.                                492,100
      52,000         Nomura Holdings, Inc.                              597,433
         325         NTT DoCoMo, Inc.                                   598,493
      14,400         Otsuka Kagu Ltd.                                   231,151
      51,000         Sekisui House Ltd.                                 374,422
      47,500         Shimano, Inc.                                      698,615
      22,000         Sony Corp.                                         944,714
      16,400         Tokyo Electron Ltd.                                660,143
      44,000         Toyota Motor Corp.                               1,068,405
                                                                ---------------
                     TOTAL JAPAN                                      9,873,723
                                                                ---------------
                     NETHERLANDS: 6.45%
     170,300         Aegon NV                                         2,302,614
      34,876         Koninklijke Philips Electronics NV                 623,460
      44,890         Royal Dutch Petroleum Co.                        1,925,298
      16,380         TPG NV                                             264,667
                                                                ---------------
                     TOTAL NETHERLANDS                                5,116,039
                                                                ---------------
                     NEW ZEALAND: 1.26%
     405,900         Telecom Corp. of New
                     Zealand Ltd.                                       997,865
                                                                ---------------
                     TOTAL NEW ZEALAND                                  997,865
                                                                ---------------
                     NORWAY: 0.61%
      36,500         Norske Skogindustrier ASA                          479,664
                                                                ---------------
                     TOTAL NORWAY                                       479,664
                                                                ---------------
                     RUSSIA: 0.49%
       2,800    A    YUKOS ADR                                          387,800
                                                                ---------------
                     TOTAL RUSSIA                                       387,800
                                                                ---------------
                     SOUTH AFRICA: 0.91%
      65,600    A    Gold Fields Ltd. ADR                               721,600
                                                                ---------------
                     TOTAL SOUTH AFRICA                                 721,600
                                                                ---------------
                     SWEDEN: 0.94%
      40,980         ForeningsSparbanken AB                             450,477
      40,800         Swedish Match AB                                   293,078
                                                                ---------------
                     TOTAL SWEDEN                                       743,555
                                                                ---------------

                 See Accompanying Notes to Financial Statements

ING
International
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                     SWITZERLAND: 7.46%
      15,000         Converium Holding AG                       $       603,972
         800         Givaudan                                           334,009
       1,510         Julius Baer Holding AG                             368,268
       6,415         Nestle SA                                        1,371,671
      16,900         Novartis AG                                        642,798
      24,680         Novartis AG ADR                                    936,359
      23,450         Roche Holding AG                                 1,655,536
                                                                ---------------
                     TOTAL SWITZERLAND                                5,912,613
                                                                ---------------
                     TAIWAN: 0.54%
      54,300         Taiwan Semiconductor
                     Manufacturing Co. Ltd. ADR                         424,626
                                                                ---------------
                     TOTAL TAIWAN                                       424,626
                                                                ---------------
                     UNITED KINGDOM: 17.87%
     222,200         Amvescap PLC                                     1,375,566
       2,700         Amvescap PLC ADR                                    33,750
     239,600         BP PLC                                           1,535,723
     153,400    @    British Sky Broadcasting PLC                     1,447,255
     215,962         Cadbury Schweppes PLC                            1,404,472
      27,625         GlaxoSmithKline PLC                                526,871
       8,100         GlaxoSmithKline PLC ADR                            305,289
      46,500         Imperial Tobacco Group PLC                         726,935
     117,500         London Stock Exchange PLC                          608,925
     692,000         mmO2 PLC                                           519,266
       2,500         mmO2 PLC ADR                                        18,750
     138,800         Pearson PLC                                      1,479,845
      59,600         Provident Financial PLC                            637,767
      36,300         Rio Tinto PLC                                      655,437
       7,400         Rio Tinto PLC ADR                                  538,794
      54,100         United Business Media PLC                          216,511
   1,331,373         Vodafone Group PLC                               2,138,572
                                                                ---------------
                     TOTAL UNITED KINGDOM                            14,169,728
                                                                ---------------
                     UNITED STATES: 10.66%
      38,700         iShares MSCI EAFE Index Fund                     3,825,495
     156,000    @    iShares MSCI Germany Index Fund                  1,625,520
     113,300    @    iShares MSCI Japan Index Fund                      782,903
     128,800         iShares MSCI United Kingdom Index Fund           1,579,086
      16,000         Schlumberger Ltd.                                  641,760
                                                                ---------------
                     TOTAL UNITED STATES                              8,454,764
                                                                ---------------
                     Total Common Stock ($75,558,176)                69,035,241
                                                                ---------------

Principal
Amount                                                               Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 4.92%
$  3,900,000         Federal Home Loan Bank Discount Notes,
                       1.40%, due 11/01/02                      $     3,900,000
                                                                ---------------
                     Total Short-Term Investments
                       (Cost $3,900,000)                              3,900,000
                                                                ---------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $79,458,176)*             92.00%   $    72,935,241
                     OTHER ASSETS AND
                       LIABILITIES-NET                  8.00%         6,341,894
                                                      ------    ---------------
                     NET ASSETS                       100.00%   $    79,277,135
                                                      ======    ===============

@    Non-income producing security
ADR  American Depository Receipt
X Fair Value as determined by ING Valuation Committee as appointed by the Fund's Board of Directors.
A    Loaned security, a portion or all of the security is on loan at October 31,
     2002
* Cost for federal income tax purposes is $79,701,522. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation              $     2,572,550
                     Gross Unrealized Depreciation                   (9,338,831)
                                                                ---------------
                     Net Unrealized Depreciation                $    (6,766,281)
                                                                ===============

                 See Accompanying Notes to Financial Statements

ING
International
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2002 (Continued)
--------------------------------------------------------------------------------
                                                                 Percentage of
Industry                                                           Net Assets
--------------------------------------------------------------------------------
Agriculture                                                           1.29%
Airlines                                                              1.71%
Auto Manufacturers                                                    1.35%
Auto Parts & Equipment                                                0.53%
Banks                                                                 4.83%
Chemicals                                                             0.42%
Commercial Services                                                   0.32%
Cosmetics/Personal Care                                               1.47%
Diversified Financial Services                                        7.65%
Electric                                                              1.29%
Electronics                                                           2.34%
Entertainment                                                         0.60%
Equity Fund                                                           9.85%
Food                                                                  5.72%
Forest Products & Paper                                               1.71%
Hand/Machine Tools                                                    1.04%
Home Builders                                                         0.47%
Home Furnishings                                                      1.19%
Insurance                                                             4.78%
Leisure Time                                                          0.88%
Media                                                                 3.96%
Mining                                                                4.01%
Miscellaneous Manufacturing                                           0.47%
Oil & Gas                                                             7.55%
Oil & Gas Services                                                    0.81%
Pharmaceuticals                                                       8.88%
Real Estate                                                           0.37%
Retail                                                                1.89%
Semiconductors                                                        1.37%
Telecommunications                                                    8.00%
Transportation                                                        0.33%
Short-Term Investments                                                4.92%
Other Assets and Liabilities, Net                                     8.00%
                                                                    ------
NET ASSETS                                                          100.00%
                                                                    ======

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2002
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 92.81%
                     BRAZIL: 0.46%
     200,500    A    Telenorte Leste ADR                        $     1,387,461
                                                                ---------------
                     TOTAL BRAZIL                                     1,387,461
                                                                ---------------
                     CANADA: 12.20%
     489,300         Abitibi-Consolidated, Inc.                       3,117,719
      43,300    @    Angiotech Pharmaceuticals, Inc.                  1,632,410
     120,700   @,A   Ballard Power Systems, Inc.                      1,330,114
      97,500         Canadian Pacific Railway Ltd.                    1,921,250
     192,400    @    Cott Corp.                                       3,559,400
     101,400         Dofasco, Inc.                                    1,865,500
     111,400         Finning Intl., Inc.                              1,742,410
      88,500    @    Industrial-Alliance Life Insurance Co.           1,957,212
     201,600    @    Kingsway Financial Services, Inc.                1,561,108
      74,700    @    Masonite Intl. Corp.                             1,235,423
     170,600         Molson, Inc.                                     3,221,715
      80,200    @    Precision Drilling Corp.                         2,738,830
     378,700    @    RONA, Inc.                                       3,277,212
      94,100         Saputo, Inc.                                     1,568,333
     235,800         Teck Cominco Ltd.                                1,640,019
     133,600    @    Tesco Corp.                                      1,327,436
     162,300    @    Westjet Airlines Ltd.                            2,039,154
                                                                ---------------
                     TOTAL CANADA                                    35,735,245
                                                                ---------------
                     DENMARK: 2.18%
      20,000         Carlsberg A/S                                      935,455
      23,100    A    Coloplast A/S                                    1,642,162
      81,200         Danisco A/S                                      2,632,668
      50,000         Jyske Bank                                       1,169,319
                                                                ---------------
                     TOTAL DENMARK                                    6,379,604
                                                                ---------------
                     FINLAND: 0.70%
     301,200         Sampo OYJ                                        2,049,638
                                                                ---------------
                     TOTAL FINLAND                                    2,049,638
                                                                ---------------
                     FRANCE: 7.38%
      57,500         Cie Generale D'Optique Essilor Intl. SA          2,308,508
      48,600    A    CNP Assurances                                   1,720,792
   2,801,473   @,A   Eurotunnel SA                                    2,019,819
     127,300    @    JC Decaux SA                                     1,364,147
      89,100    @    NicOx SA                                         1,355,194
      47,400    A    Pechiney SA                                      1,458,743
      18,100         Pernod-Ricard                                    1,828,762
      51,600         Rexel SA                                         1,860,140
      18,383         Technip-Coflexip SA                              1,191,939
      51,500         Thales SA                                        1,386,043
      52,000         Union du Credit-Bail Immobilier                  2,976,185
      38,600    A    Vinci SA                                         2,150,154
                                                                ---------------
                     TOTAL FRANCE                                    21,620,426
                                                                ---------------
                     GERMANY: 1.91%
      14,240         AMB Generali Holding AG                            869,586
      52,700         Celanese AG                                        993,098
      69,900         Deutsche Boerse AG                               2,515,008
      64,400         Schwarz Pharma AG                                1,230,750
                                                                ---------------
                     TOTAL GERMANY                                    5,608,442
                                                                ---------------
                     GREECE: 0.85%
     177,300         Coca Cola Hellenic Bottling Co. SA               2,490,069
                                                                ---------------
                     TOTAL GREECE                                     2,490,069
                                                                ---------------
                     HONG KONG: 1.67%
   1,278,000         Cathay Pacific Airways Ltd.                      1,794,265
   1,935,000         Hang Lung Properties Ltd.                        1,885,542
     872,000    @    Hongkong Land Holdings Ltd.                      1,203,360
                                                                ---------------
                     TOTAL HONG KONG                                  4,883,167
                                                                ---------------
                     INDIA: 1.22%
     155,360         Ranbaxy Labs Ltd. GDR                            1,879,857
     156,300         Satyam Computer Services ADR                     1,691,166
                                                                ---------------
                     TOTAL INDIA                                      3,571,023
                                                                ---------------
                     IRELAND: 3.18%
     747,300         Anglo Irish Bank Corp. PLC                       4,989,359
      49,200    @    Icon PLC ADR                                     1,230,000
     265,100         Irish Life & Permanent PLC                       3,081,293
                                                                ---------------
                     TOTAL IRELAND                                    9,300,652
                                                                ---------------
                     ITALY: 4.88%
     174,200         Banco Popolare di Verona e Novara Scrl           2,081,788
     394,100    A    Italcementi S.p.A.                               3,452,496
     307,100         Italgas S.p.A.                                   2,984,544
   1,097,700    A    Parmalat Finanziaria S.p.A.                      3,057,284
      49,000         Recordati S.p.A.                                 1,093,724
     301,000    A    Saipem S.p.A.                                    1,623,163
                                                                ---------------
                     TOTAL ITALY                                     14,292,999
                                                                ---------------
                     JAPAN: 19.57%
      75,800         Aderans                                          1,646,013
     548,000         Bank of Yokohama Ltd.                            2,290,682
      94,000    A    Capcom Co. Ltd.                                  1,780,811
      23,200         Funai Electric Co. Ltd.                          2,501,006
     368,000         Hokuetsu Paper Mills                             1,955,070
      94,200    A    Ibiden Co Ltd.                                     867,354
      72,200    A    ITO EN Ltd.                                      2,294,398
     284,000         JSR Corp.                                        2,341,886
     300,000    A    Keihin Electric Express Railway                  1,354,247
   1,078,000         Komatsu Ltd.                                     3,434,492
      79,000         Konami Corp.                                     1,879,650
     287,000         Konica Corp.                                     1,945,683
      57,970         Kose Corp.                                       1,790,233
     297,800    A    Marui Co. Ltd.                                   2,761,429
      36,300    A    Nichii Gakkan Co.                                1,804,278
      29,500    A    Nidec Corp.                                      1,778,774
     195,000         Nippon Electric Glass Co.                        2,191,118
      84,000         Nipponkoa Insurance Co. Ltd.                       292,263
         287         Office Building Fund of Japan, Inc.              1,386,767
     266,000         Onward Kashiyama Co. Ltd.                        2,212,964
     127,500         Pioneer Corp.                                    2,171,318
     522,000   @,A   Seiyu Ltd.                                       1,561,002
     556,000         Sekisui Chemical Co. Ltd.                        1,463,337
     344,000         Shizuoka Bank Ltd.                               2,138,700
     992,000         Teijin Ltd.                                      2,319,853
     129,000    A    THK Co. Ltd.                                     1,311,811
     522,000         Toho Gas Co. Ltd.                                1,284,530

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
     105,000         Tokyo Broadcasting System, Inc.            $     1,437,360
     101,500    @    Trend Micro, Inc.                                2,315,747
      76,800         Uni-Charm Corp.                                  2,834,826
                                                                ---------------
                     TOTAL JAPAN                                     57,347,602
                                                                ---------------
                     MEXICO: 0.31%
      91,400         Tubos de Acero de Mexico ADR                       836,310
      33,200         Tubos de Acero de Mexico SA                         60,108
                                                                ---------------
                     TOTAL MEXICO                                       896,418
                                                                ---------------
                     NETHERLANDS: 2.25%
     100,900         Euronext NV                                      2,003,043
      20,000         Fugro NV                                           799,997
      32,200         IHC Caland NV                                    1,424,744
     108,400         KLM-Koninklijke Luchtvaart Mij NV                1,263,323
      49,400         Van der Moolen Holding NV                        1,100,212
                                                                ---------------
                     TOTAL NETHERLANDS                                6,591,319
                                                                ---------------
                     NORWAY: 4.46%
     346,400         Frontline Ltd.                                   2,081,011
     126,200   @,A   Gjensidige NOR ASA                               3,909,216
      83,100    @    ProSafe ASA                                      1,047,484
     360,400    A    Tandberg ASA                                     3,890,443
     293,300         Tomra Systems ASA                                2,143,517
                                                                ---------------
                     TOTAL NORWAY                                    13,071,671
                                                                ---------------
                     PAPUA NEW GUINEA: 0.35%
   1,713,000    @    Lihir Gold Ltd.                                  1,036,186
                                                                ---------------
                     TOTAL PAPUA NEW GUINEA                           1,036,186
                                                                ---------------
                     PORTUGAL: 0.83%
     475,200         Brisa-Auto Estradas de Portugal SA               2,417,056
                                                                ---------------
                     TOTAL PORTUGAL                                   2,417,056
                                                                ---------------
                     SINGAPORE: 1.48%
   2,124,000         CapitaLand Ltd.                                  1,538,608
     365,000         City Developments Ltd.                             966,723
     192,000         Fraser & Neave Ltd.                                836,672
     195,000         Great Eastern Holdings Ltd.                        998,727
                                                                ---------------
                     TOTAL SINGAPORE                                  4,340,730
                                                                ---------------
                     SOUTH KOREA: 1.72%
      23,170         Kumgang Korea Chemical Co. Ltd.                  2,272,497
      93,990         LG Electronics Investment Ltd.                   1,029,396
      45,680         Samsung Electro-Mechanics Co. Ltd.               1,730,501
                                                                ---------------
                     TOTAL SOUTH KOREA                                5,032,394
                                                                ---------------
                     SPAIN: 3.67%
      36,900         Acciona SA                                       1,421,327
      89,600    A    ACS Actividades Cons y Serv                      2,477,816
     114,000         Altadis SA                                       2,403,841
     372,300         Corp. Mapfre SA                                  2,511,405
     205,300         Ebro Puleva SA                                   1,940,457
                                                                ---------------
                     TOTAL SPAIN                                     10,754,846
                                                                ---------------
                     SWEDEN: 1.97%
      73,000         Autoliv, Inc. ADR                                1,402,318
     229,600   @,A   Elekta AB                                        2,149,064
     309,200         Swedish Match AB                                 2,221,071
                                                                ---------------
                     TOTAL SWEDEN                                     5,772,453
                                                                ---------------
                     SWITZERLAND: 3.24%
      22,300    @    Actelion Ltd.                                      851,203
      48,500         Converium Holding AG                             1,952,844
       6,100         Givaudan                                         2,546,818
      23,700    @    Nobel Biocare Holding AG                         1,314,532
      45,430         Saurer AG                                          844,024
       6,800         SGS Societe Generale Surveillance
                       Holdings SA                                    1,989,191
                                                                ---------------
                     TOTAL SWITZERLAND                                9,498,612
                                                                ---------------
                     TAIWAN: 0.55%
   2,890,000         Ritek Corp.                                      1,607,406
                                                                ---------------
                     TOTAL TAIWAN                                     1,607,406
                                                                ---------------
                     UNITED KINGDOM: 15.78%
     199,600         British Land Co. PLC                             1,397,915
     496,700         Capita Group PLC                                 1,739,340
     225,100         Capital Radio PLC                                1,838,671
      93,400         Cobham PLC                                       1,403,908
     194,500         Exel PLC                                         1,997,686
   1,371,400         Friends Provident PLC                            2,797,802
     467,641         Game Group PLC                                     816,963
     449,900         Kelda Group PLC                                  2,658,582
   1,801,500         Kidde PLC                                        1,886,911
     215,800         Man Group PLC                                    3,211,669
     697,000         MFI Furniture PLC                                1,427,402
     750,400         Morrison Supermarkets                            2,466,443
     113,800         Next PLC                                         1,583,342
     296,300         Northern Rock PLC                                3,126,639
     728,200         Peninsular and Oriental Steam Navigation Co.     2,165,797
   2,099,400         PHS Group PLC                                    2,215,345
     364,700         Rexam PLC                                        2,327,578
   2,463,800    @    Skyepharma PLC                                   1,848,796
     459,100         Smith & Nephew PLC                               2,727,302
     195,900         Smiths Group PLC                                 2,246,347
     510,100         Taylor Woodrow PLC                               1,519,122
      83,980    @    Tullow Oil PLC                                     118,814
     369,700         Wimpey George PLC                                1,589,368
   2,000,000         Woolworths Group PLC                             1,117,760
                                                                ---------------
                     TOTAL UNITED KINGDOM                            46,229,502
                                                                ---------------
                     Total Common Stock (Cost $290,748,147)         271,914,921
                                                                ---------------

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 0.59%
                     GERMANY: 0.59%
      27,500         Henkel KGaA                                $     1,739,894
                                                                ---------------
                     TOTAL GERMANY                                    1,739,894
                                                                ---------------
                     Total Preferred Stock (Cost $1,630,906)          1,739,894
                                                                ---------------

Contracts
--------------------------------------------------------------------------------
OPTIONS: 0.01%
                     HONG KONG: 0.01%
      43,300    X    USD Call/HKD Put, 7.820 Strike,
                       expires 10/07/03                                  24,465
                                                                ---------------
                     TOTAL KONG                                          24,465
                                                                ---------------
                     Total Options (Cost $24,681)                        24,465
                                                                ---------------

Shares                                                               Value
--------------------------------------------------------------------------------
WARRANTS: 1.29%
                     INDIA: 1.29%
     161,135   @,X   ITC Ltd., expires 06/05/03                 $     2,049,477
      21,900   @,X   Merrill Lynch Intl., expires 9/05/05             1,715,318
                                                                ---------------
                     TOTAL INDIA                                      3,764,795
                                                                ---------------
                     Total Warrants (Cost $3,657,692)                 3,764,795
                                                                ---------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $296,061,426)*            94.70%   $   277,444,075
                     OTHER ASSETS AND
                       LIABILITIES-NET                  5.30%        15,528,535
                                                      ------    ---------------
                     NET ASSETS                       100.00%   $   292,972,610
                                                      ======    ===============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
X Fair Value as determined by ING Valuation Committee as appointed by the Fund's Board of Directors.
A Loaned security, a portion or all of the security is on loan at October 31, 2002.
* Cost for federal income tax purposes is $297,839,707. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation              $    16,206,059
                     Gross Unrealized Depreciation                  (36,601,691)
                                                                ---------------
                     Net Unrealized Depreciation                $   (20,395,632)
                                                                ===============

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2002 (Continued)
--------------------------------------------------------------------------------
                                                                 Percentage of
Industry                                                           Net Assets
--------------------------------------------------------------------------------
Advertising                                                           0.48%
Aerospace/Defense                                                     0.96%
Agriculture                                                           1.59%
Airlines                                                              1.74%
Apparel                                                               0.76%
Auto Parts & Equipment                                                0.48%
Banks                                                                 5.39%
Beverages                                                             5.18%
Biotechnology                                                         0.46%
Building Materials                                                    1.60%
Chemicals                                                             2.78%
Commercial Services                                                   5.02%
Computers                                                             0.55%
Cosmetics/Personal Care                                               2.14%
Diversified Financial Services                                        6.10%
Electrical Components and Equipment                                   0.85%
Electronics                                                           2.27%
Energy-Alternate Sources                                              0.45%
Engineering & Construction                                            3.26%
Environmental Control                                                 0.73%
Food                                                                  3.98%
Foreign Currency options                                              0.01%
Forest Products & Paper                                               1.73%
Gas                                                                   1.46%
Hand/Machine Tools                                                    1.65%
Healthcare-Products                                                   3.46%
Holding Companies-Diversified                                         0.35%
Home Builders                                                         1.04%
Home Furnishings                                                      1.23%
Household Products/Wares                                              0.59%
Insurance                                                             5.00%
Internet                                                              0.79%
Iron/Steel                                                            0.64%
Machinery-Construction & Mining                                       1.17%
Machinery-Diversified                                                 0.29%
Media                                                                 1.12%
Metal Fabricate/Hardware                                              0.31%
Mining                                                                1.41%
Miscellaneous Manufacturing                                           1.43%
Oil & Gas                                                             0.98%
Oil & Gas Services                                                    1.36%
Packaging & Containers                                                0.79%
Pharmaceuticals                                                       2.91%
Real Estate                                                           3.40%
REITS                                                                 0.47%
Retail                                                                3.79%
Software                                                              2.41%
Telecommunications                                                    1.80%
Textiles                                                              0.79%
Tobacco                                                               0.70%
Transportation                                                        3.94%
Water                                                                 0.91%
Other Assets and Liabilities, Net                                     5.30%
                                                                    ------
NET ASSETS                                                          100.00%
                                                                    ======

                 See Accompanying Notes to Financial Statements

ING
International
Value
Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2002
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 97.96%
                     BERMUDA: 3.28%
   6,151,070         Tyco Intl. Ltd.                            $    88,944,472
                                                                ---------------
                     TOTAL BERMUDA                                   88,944,472
                                                                ---------------
                     BRAZIL: 3.53%
     960,480    A    Banco Bradesco SA ADR                           12,774,384
  10,027,700    A    Centrais Eletricas Brasileiras SA ADR           27,908,092
   3,094,300         Petroleo Brasileiro SA ADR                      37,317,258
   2,532,786    A    Tele Norte Leste Participacoes SA ADR           17,526,879
                                                                ---------------
                     TOTAL BRAZIL                                    95,526,613
                                                                ---------------
                     CANADA: 1.45%
  31,932,992   @,A   Nortel Networks Corp.                           39,277,580
                                                                ---------------
                     TOTAL CANADA                                    39,277,580
                                                                ---------------
                     CHINA: 0.77%
 110,680,000         PetroChina Co. Ltd.                             20,718,752
                                                                ---------------
                     TOTAL CHINA                                     20,718,752
                                                                ---------------
                     FRANCE: 3.84%
  10,811,200    A    Alcatel SA                                      53,815,516
   1,485,000    A    Alstom                                           7,729,300
   1,463,100         Michelin (C.G.D.E.)                             42,426,102
                                                                ---------------
                     TOTAL FRANCE                                   103,970,918
                                                                ---------------
                     GERMANY: 6.02%
     805,500         BASF AG                                         29,785,470
   1,644,800         Bayerische Hypo-und Vereinsbank AG              21,751,877
   5,377,300    A    Deutsche Telekom AG                             61,234,566
   1,124,988         E.ON AG                                         50,332,576
                                                                ---------------
                     TOTAL GERMANY                                  163,104,489
                                                                ---------------
                     HONG KONG: 1.66%
   3,160,236    @    Jardine Matheson Holdings Ltd.                  19,119,428
   6,146,000         Swire Pacific Ltd.                              25,846,872
                                                                ---------------
                     TOTAL HONG KONG                                 44,966,300
                                                                ---------------
                     ITALY: 2.08%
  18,628,000         IntesaBci S.p.A.                                31,552,474
   3,129,200         Telecom Italia S.p.A.                           24,786,246
                                                                ---------------
                     TOTAL ITALY                                     56,338,720
                                                                ---------------
                     JAPAN: 21.66%
     654,000         Daiichi Pharmaceutical Co. Ltd.                  9,538,888
   5,540,000         Daiwa House Industry Co. Ltd.                   29,612,874
   4,183,900         Hitachi Ltd.                                    16,329,909
       8,910         Japan Tobacco, Inc.                             57,137,258
   9,584,000         Komatsu Ltd.                                    30,534,480
   6,456,000    A    Matsushita Electric Industrial Co. Ltd.         67,545,358
       1,762    @    Millea Holdings, Inc.                           13,136,932
  10,636,000         Mitsubishi Heavy Industries Ltd.                22,532,980
      10,207    A    Mitsubishi Tokyo Financial Group, Inc.          66,452,581
  12,161,000         Nippon Oil Corp.                                46,870,263
      13,125         Nippon Telegraph & Telephone Corp.              48,018,945
   1,049,000         Ono Pharmaceutical Co. Ltd.                     32,993,604
   3,822,000    A    Sankyo Co. Ltd.                                 44,970,202
  11,494,000         Sumitomo Mitsui Banking Corp.                   47,483,870
   1,362,000         TDK Corp.                                       53,381,300
                                                                ---------------
                     TOTAL JAPAN                                    586,539,444
                                                                ---------------
                     MEXICO: 3.15%
   1,275,060         America Movil SA de CV ADR                      17,136,806
   2,233,160         Telefonos de Mexico SA de CV ADR                68,111,380
                                                                ---------------
                     TOTAL MEXICO                                    85,248,186
                                                                ---------------
                     NETHERLANDS: 1.18%
     945,000         Akzo Nobel NV                                   28,186,543
     350,000    A    European Aeronautic Defense and Space Co.        3,857,761
                                                                ---------------
                     TOTAL NETHERLANDS                               32,044,304
                                                                ---------------
                     NEW ZEALAND: 1.73%
  19,060,005    A    Telecom Corp. of New Zealand Ltd.               46,857,135
                                                                ---------------
                     TOTAL NEW ZEALAND                               46,857,135
                                                                ---------------
                     PORTUGAL: 1.49%
   6,709,676         Portugal Telecom SGPS SA                        40,423,550
                                                                ---------------
                     TOTAL PORTUGAL                                  40,423,550
                                                                ---------------
                     RUSSIA: 1.13%
     477,800         LUKOIL ADR                                      30,722,540
                                                                ---------------
                     TOTAL RUSSIA                                    30,722,540
                                                                ---------------
                     SINGAPORE: 3.87%
   3,652,191         DBS Group Holdings Ltd.                         25,629,411
   6,060,800    X    DBS Group Holdings Ltd. ADR                     42,531,930
   6,239,000         Oversea-Chinese Banking Corp.                   36,720,770
                                                                ---------------
                     TOTAL SINGAPORE                                104,882,111
                                                                ---------------
                     SOUTH KOREA: 4.82%
   4,644,800    A    Korea Electric Power Corp. ADR                  39,062,768
   2,180,500    A    KT Corp. ADR                                    44,787,470
   2,015,000         POSCO ADR                                       46,606,950
                                                                ---------------
                     TOTAL SOUTH KOREA                              130,457,188
                                                                ---------------
                     SPAIN: 10.10%
   6,566,533         Banco Bilbao Vizcaya Argentaria SA              62,389,897
  11,702,570         Repsol YPF SA                                  131,992,854
   8,370,844   @,A   Telefonica SA                                   79,202,306
                                                                ---------------
                     TOTAL SPAIN                                    273,585,057
                                                                ---------------
                     SWITZERLAND: 5.03%
      91,700         Swisscom AG                                     27,196,527
   1,162,288    A    Zurich Financial Services AG                   109,146,083
                                                                ---------------
                     TOTAL SWITZERLAND                              136,342,610
                                                                ---------------

                 See Accompanying Notes to Financial Statements

ING
International
Value
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                     UNITED KINGDOM: 20.64%
  14,505,900         BAE Systems PLC                            $    42,236,049
   4,901,200         British American Tobacco PLC                    50,109,781
   6,983,730         BT Group PLC                                    19,815,562
  43,633,700    @    Corus Group PLC                                 28,990,339
  15,012,600         Friends Provident PLC                           30,627,303
   2,945,600    @    HSBC Holdings PLC                               32,196,580
  18,801,490         Imperial Chemical Industries PLC                73,774,847
  30,391,298         Invensys PLC                                    30,406,858
  12,138,607         Marks & Spencer Group PLC                       71,018,744
  15,343,000         Reuters Group PLC                               45,213,067
  17,674,000         Royal & Sun Alliance Insurance Group            32,050,527
   8,735,650         SABMiller PLC                                   58,995,828
  12,395,700         Safeway PLC                                     43,019,599
                                                                ---------------
                     TOTAL UNITED KINGDOM                           558,455,084
                                                                ---------------
                     VENEZUELA: 0.53%
   1,216,822         Cia Anonima Nacional Telefonos de
                       Venezuela--CANTV ADR                          14,419,341
                                                                ---------------
                     TOTAL VENEZUELA                                 14,419,341
                                                                ---------------
                     Total Common Stock (Cost $3,629,645,776)     2,652,824,394
                                                                ---------------
PREFERRED STOCK: 0.78%
                     BRAZIL: 0.78%
   1,208,600    A    Telecommunicacoes Brasileiras SA ADR            21,235,102
                                                                ---------------
                     TOTAL BRAZIL                                    21,235,102
                                                                ---------------
                     Total Preferred Stock (cost $59,674,213)        21,235,102
                                                                ---------------
                     Total Long-Term Investments
                       (cost $3,689,319,989)                      2,674,059,496
                                                                ---------------

                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $3,689,319,989)*          98.74%   $ 2,674,059,496
                     OTHER ASSETS AND
                       LIABILITIES-NET                  1.26%        34,141,233
                                                      ------    ---------------
                     NET ASSETS                       100.00%   $ 2,708,200,729
                                                      ======    ===============

@    Non-income producing security
ADR  American Depository Receipt
X Fair Value as determined by ING Valuation Committee appointed by the Fund's Board of Directors.
A Loaned security, a portion or all of the security is on loan at October 31, 2002.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation              $    95,873,723
                     Gross Unrealized Depreciation               (1,111,134,216)
                                                                ---------------
                     Net Unrealized Depreciation                $(1,015,260,493)
                                                                ===============

                 See Accompanying Notes to Financial Statements

ING
International
Value
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2002 (Continued)
--------------------------------------------------------------------------------
                                                                 Percentage of
Industry                                                           Net Assets
--------------------------------------------------------------------------------
Aerospace/Defense                                                     1.71%
Agriculture                                                           3.96%
Auto Parts & Equipment                                                1.57%
Banks                                                                14.01%
Beverages                                                             2.18%
Chemicals                                                             4.86%
Computers                                                             1.97%
Electric                                                              4.33%
Electrical Components & Equipment                                     0.60%
Food                                                                  1.59%
Holding Companies-Diversified                                         1.66%
Home Builders                                                         1.09%
Home Furnishings                                                      2.49%
Insurance                                                             6.83%
Iron/Steel                                                            2.79%
Machinery-Construction & Mining                                       1.13%
Machinery-Diversified                                                 0.29%
Media                                                                 1.67%
Miscellaneous Manufacturing                                           5.24%
Oil & Gas                                                             9.88%
Pharmaceuticals                                                       3.23%
Retail                                                                2.62%
Telecommunications                                                   23.04%
Other Assets and Liabilities, Net                                     1.26%
                                                                    ------
NET ASSETS                                                          100.00%
                                                                    ======

                 See Accompanying Notes to Financial Statements

ING
Global
Technology
Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2002
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 100.59%
                     BERMUDA: 2.06%
      39,000    @    Accenture Ltd.                             $       658,320
                                                                ---------------
                     TOTAL BERMUDA                                      658,320
                                                                ---------------
                     CANADA: 1.70%
      39,300    @    Celestica, Inc.                                    542,340
                                                                ---------------
                     TOTAL CANADA                                       542,340
                                                                ---------------
                     FINLAND: 1.64%
      30,950         Nokia OYJ                                          524,237
                                                                ---------------
                     TOTAL FINLAND                                      524,237
                                                                ---------------
                     GERMANY: 3.46%
      31,200         Infineon Technologies AG                           303,525
      10,440         SAP AG                                             802,201
                                                                ---------------
                     TOTAL GERMANY                                    1,105,726
                                                                ---------------
                     ISRAEL: 0.48%
      11,200    @    Check Point Software
                     Technologies                                       154,448
                                                                ---------------
                     TOTAL ISRAEL                                       154,448
                                                                ---------------
                     JAPAN: 2.63%
         113         NTT Data Corp.                                     340,680
          65         NTT DoCoMo, Inc.                                   119,699
       8,800         Sony Corp.                                         377,886
                                                                ---------------
                     TOTAL JAPAN                                        838,265
                                                                ---------------
                     NETHERLANDS: 1.74%
      33,500    @    ASML Holding NV                                    292,814
      14,700         Koninklijke Philips Electronics NV                 262,784
                                                                ---------------
                     TOTAL NETHERLANDS                                  555,598
                                                                ---------------
                     SOUTH KOREA: 1.41%
       1,600         Samsung Electronics Co Ltd.                        451,165
                                                                ---------------
                     TOTAL SOUTH KOREA                                  451,165
                                                                ---------------
                     SWITZERLAND: 0.53%
       8,600         STMicroelectronics NV                              170,300
                                                                ---------------
                     TOTAL SWITZERLAND                                  170,300
                                                                ---------------
                     UNITED STATES: 84.94%
      41,850    @    Activision, Inc.                                   857,925
     165,100    @    Advanced Micro Devices, Inc.                     1,013,714
      36,950   @,A   Amazon.Com, Inc.                                   715,352
      32,700    @    Analog Devices, Inc.                               876,360
      42,430    @    AOL Time Warner, Inc.                              625,843
      29,300    @    Applied Materials, Inc.                            440,379
      18,000    @    Applied Micro Circuits Corp.                        70,200
      14,200    @    BMC Software, Inc.                                 226,348
      16,694    @    Broadcom Corp.                                     199,994
      28,800    @    Cendant Corp.                                      331,200
     114,852    @    Cisco Systems, Inc.                              1,284,045
      25,500    @    Cymer, Inc.                                        640,560
      54,100    @    Dell Computer Corp.                              1,547,801
      17,650    @    eBay, Inc.                                       1,116,186
      20,300    @    Electronic Arts, Inc.                            1,321,936
     146,550    @    EMC Corp./Massachusetts                            748,871
      56,900    @    Fairchild Semiconductor Intl., Inc.                677,110
      16,060         First Data Corp.                                   561,136
      64,471         Intel Corp.                                      1,115,348
       8,962         International Business Machines Corp.              707,460
      12,100    @    Intersil Corp.                                     205,579
      45,000    @    Lam Research Corp.                                 566,550
      50,740    @    Micron Technology, Inc.                            811,840
      38,344    @    Microsoft Corp.                                  2,050,254
      24,600    @    Novellus Systems, Inc.                             777,360
      23,700    @    Nvidia Corp.                                       282,030
     107,638    @    Openwave Systems, Inc.                             117,325
      64,092    @    Oracle Corp.                                       653,097
      71,400    @    Peoplesoft, Inc.                                 1,292,340
      19,800    @    QLogic Corp.                                       688,248
       2,300    @    Qualcomm, Inc.                                      79,396
      47,042    @    RF Micro Devices, Inc.                             399,340
       3,571   @,A   SAFLINK Corp.                                       11,427
     125,500    @    Sanmina-SCI Corp.                                  386,540
     139,216    @    Sun Microsystems, Inc.                             412,219
      21,500    @    Sungard Data Systems, Inc.                         476,655
      57,200         Texas Instruments, Inc.                            907,192
      45,200   @,A   THQ, Inc.                                          653,592
      26,200    @    USA Interactive                                    663,908
       8,300    @    Xilinx, Inc.                                       157,617
      31,520   @,A   Yahoo, Inc.                                        470,278
                                                                ---------------
                     TOTAL UNITED STATES                             27,140,555
                                                                ---------------
                     Total Common Stocks (Cost $48,462,848)          32,140,954
                                                                ---------------

                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $48,462,848)*            100.59%   $    32,140,954
                     OTHER ASSETS AND
                       LIABILITIES-NET                 -0.59%          (188,054)
                                                      ------    ---------------
                     NET ASSETS                       100.00%   $    31,952,900
                                                      ======    ===============

@    Non-income producing security
A    Loaned security, a portion or all of the security is on loan at October 31,
     2002
* Cost for federal income tax purposes is $64,912,538. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation              $     1,436,569
                     Gross Unrealized Depreciation                  (34,208,153)
                                                                ---------------
                     Net Unrealized Depreciation                $   (32,771,584)
                                                                ===============

                 See Accompanying Notes to Financial Statements

ING
Global
Technology
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2002 (Continued)
--------------------------------------------------------------------------------
                                                                 Percentage of
Industry                                                           Net Assets
--------------------------------------------------------------------------------
Commercial Services                                                   3.10%
Computers                                                            12.18%
Electronics                                                           5.77%
Home Furnishings                                                      1.18%
Internet                                                              8.05%
Leisure Time                                                          2.08%
Media                                                                 1.96%
Semiconductors                                                       31.32%
Software                                                             26.35%
Telecommunications                                                    8.60%
Other Assets and Liabilities, Net                                    -0.59%
                                                                    ------
NET ASSETS                                                          100.00%
                                                                    ======

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2002
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 98.03%
                     AUSTRALIA: 0.68%
     269,700    A    QBE Insurance Group Ltd.                   $     1,152,459
                                                                ---------------
                     TOTAL AUSTRALIA                                  1,152,459
                                                                ---------------
                     BELGIUM: 0.85%
      34,200         Omega Pharma SA                                  1,435,549
                                                                ---------------
                     TOTAL BELGIUM                                    1,435,549
                                                                ---------------
                     BERMUDA: 0.38%
      43,800         Tyco Intl. Ltd.                                    633,348
                                                                ---------------
                     TOTAL BERMUDA                                      633,348
                                                                ---------------
                     CANADA: 1.82%
      18,100         Bombardier, Inc.                                    60,217
     117,300         Bombardier, Inc.                                   390,248
      48,800         Cameco Corp.                                     1,083,848
      52,432         EnCana Corp.                                     1,527,586
                                                                ---------------
                     TOTAL CANADA                                     3,061,899
                                                                ---------------
                     DENMARK: 0.90%
      32,800         Novo-Nordisk A/S                                   902,183
      28,100         TDC A/S                                            604,883
                                                                ---------------
                     TOTAL DENMARK                                    1,507,066
                                                                ---------------
                     FINLAND: 2.81%
      39,000         Nokia OYJ                                          660,590
     204,300         Nokia OYJ ADR                                    3,395,466
      20,900         UPM-Kymmene OYJ                                    676,022
                                                                ---------------
                     TOTAL FINLAND                                    4,732,078
                                                                ---------------
                     FRANCE: 6.63%
      24,400         Aventis SA                                       1,456,764
      24,200         Carrefour SA                                     1,120,485
      84,500    A    Credit Agricole SA                               1,378,700
      34,000         Credit Lyonnais SA                               1,205,526
      32,100    A    Pechiney SA                                        987,883
      34,500         Schneider Electric SA                            1,594,660
      18,700         Societe Generale                                   944,692
      13,820         Total Fina Elf SA                                1,898,621
      19,000         Valeo SA                                           558,269
                                                                ---------------
                     TOTAL FRANCE                                    11,145,600
                                                                ---------------
                     GERMANY: 1.17%
      24,654         Deutsche Bank AG                                 1,073,814
      25,150         Deutsche Boerse AG                                 904,899
                                                                ---------------
                     TOTAL GERMANY                                    1,978,713
                                                                ---------------
                     IRELAND: 2.67%
     101,600         Irish Life & Permanent PLC                       1,166,012
     517,890    @    Ryanair Holdings PLC                             3,324,711
                                                                ---------------
                     TOTAL IRELAND                                    4,490,723
                                                                ---------------
                     ISRAEL: 0.36%
       7,750         Teva Pharmaceutical Industries ADR                 600,083
                                                                ---------------
                     TOTAL ISRAEL                                       600,083
                                                                ---------------
                     ITALY: 1.47%
     291,500         Banca Fideuram S.p.A.                            1,364,646
     397,700    A    Parmalat Finanziaria S.p.A.                      1,107,663
                                                                ---------------
                     TOTAL ITALY                                      2,472,309
                                                                ---------------
                     JAPAN: 7.99%
      10,400         Advantest Corp.                                    341,512
      13,600         Drake Beam Morin Japan, Inc.                       426,645
      29,500         FamilyMart                                         562,477
      13,500         Fanuc Ltd.                                         533,510
      38,000         Ito-Yokado Co. Ltd.                              1,182,807
      50,000         Kao Corp.                                        1,140,762
       6,400         Mabuchi Motor Co. Ltd.                             567,382
      51,000    A    Mitsui Fudosan Co. Ltd.                            390,214
      69,000         Nikko Cordial Corp.                                276,056
     101,000         Nomura Holdings, Inc.                            1,160,399
         670         NTT DoCoMo, Inc.                                 1,233,815
      41,000         Otsuka Kagu Ltd.                                   658,138
      64,000         Sekisui House Ltd.                                 469,864
      39,400         Shimano, Inc.                                      579,483
      31,800         Sony Corp.                                       1,365,541
      20,900         Tokyo Electron Ltd.                                841,279
      70,100         Toyota Motor Corp.                               1,702,163
                                                                ---------------
                     TOTAL JAPAN                                     13,432,047
                                                                ---------------
                     NETHERLANDS: 3.85%
     220,300         Aegon NV                                         2,978,661
      43,723         Koninklijke Philips Electronics NV                 781,613
      50,800         Royal Dutch Petroleum Co.                        2,191,540
      12,100         Royal Dutch Petroleum Co. ADR                      517,638
                                                                ---------------
                     TOTAL NETHERLANDS                                6,469,452
                                                                ---------------
                     NEW ZEALAND: 0.59%
     404,500         Telecom Corp. of New Zealand Ltd.                  994,423
                                                                ---------------
                     TOTAL NEW ZEALAND                                  994,423
                                                                ---------------
                     NORWAY: 0.36%
      46,250         Norske Skogindustrier ASA                          607,794
                                                                ---------------
                     TOTAL NORWAY                                       607,794
                                                                ---------------
                     RUSSIA: 0.34%
       4,100    A    YUKOS ADR                                          567,850
                                                                ---------------
                     TOTAL RUSSIA                                       567,850
                                                                ---------------
                     SOUTH AFRICA: 0.40%
      60,500    A    Gold Fields Ltd. ADR                               665,500
                                                                ---------------
                     TOTAL SOUTH AFRICA                                 665,500
                                                                ---------------
                     SWEDEN: 0.23%
      53,000         Swedish Match AB                                   380,714
                                                                ---------------
                     TOTAL SWEDEN                                       380,714
                                                                ---------------
                     SWITZERLAND: 4.50%
      22,500         Converium Holding AG                               905,959
       1,125         Givaudan                                           469,700
       1,940         Julius Baer Holding AG                             473,139
       6,370         Nestle SA                                        1,362,049
      64,080         Novartis AG                                      2,437,308
      27,150         Roche Holding AG                                 1,916,751
                                                                ---------------
                     TOTAL SWITZERLAND                                7,564,906
                                                                ---------------

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                     TAIWAN: 0.33%
      70,500         Taiwan Semiconductor Manufacturing Co.
                      Ltd. ADR                                  $       551,310
                                                                ---------------
                     TOTAL TAIWAN                                       551,310
                                                                ---------------
                     UNITED KINGDOM: 9.19%
     250,700         Amvescap PLC                                     1,552,000
       4,200         Amvescap PLC ADR                                    52,500
     178,000         BP PLC                                           1,140,896
     196,900         British Sky Broadcasting PLC                     1,857,656
     279,452         Cadbury Schweppes PLC                            1,817,368
      59,800         Imperial Tobacco Group PLC                         934,853
     150,000         London Stock Exchange PLC                          777,351
     891,250         mmO2 PLC                                           668,780
       3,300         mmO2 PLC ADR                                        24,750
     136,000         Pearson PLC                                      1,449,992
      74,800         Provident Financial PLC                            800,419
      48,650         Rio Tinto PLC                                      878,430
     107,200         United Business Media PLC                          429,020
   1,916,122         Vodafone Group PLC                               3,077,849
                                                                ---------------
                     TOTAL UNITED KINGDOM                            15,461,864
                                                                ---------------
                     UNITED STATES: 50.51%
      11,600         3M Co.                                           1,472,504
      22,100         Allstate Corp.                                     879,138
      86,000    A    Amazon.Com, Inc.                                 1,664,960
      31,500         American International Group                     1,970,325
      44,100         Amgen, Inc.                                      2,053,296
     121,900         AOL Time Warner, Inc.                            1,798,025
      22,200         Apache Corp.                                     1,200,132
      27,300         Autozone, Inc.                                   2,341,521
      63,300         Baker Hughes, Inc.                               1,838,865
      20,500         Bank of America Corp.                            1,430,900
      20,500         Bed Bath & Beyond, Inc.                            726,930
      58,800         Biomet, Inc.                                     1,732,248
      92,900         Boston Scientific Corp.                          3,495,827
      86,001         Citigroup, Inc.                                  3,177,737
      46,300         Costco Wholesale Corp.                           1,570,959
      98,200         Dell Computer Corp.                              2,809,502
      24,300         eBay, Inc.                                       1,536,732
      38,800         Electronic Arts, Inc.                            2,526,656
      33,200         Eli Lilly & Co.                                  1,842,600
      37,700         FedEx Corp.                                      2,005,263
      30,000         Forest Laboratories, Inc.                        2,939,700
      51,300         General Electric Co.                             1,295,325
      25,000         Goldman Sachs Group, Inc.                        1,790,000
      33,900         Harley-Davidson, Inc.                            1,772,970
      81,300         Intel Corp.                                      1,406,490
      49,700         International Business Machines Corp.            3,923,318
      64,000         Intuit, Inc.                                     3,322,880
      14,200         Johnson & Johnson                                  834,250
      22,800         Lexmark International, Inc.                      1,354,776
      23,000         Linear Technology Corp.                            635,720
      28,200         Marsh & McLennan Cos., Inc.                      1,317,222
      35,300         Medtronic, Inc.                                  1,581,440
      19,300         Merck & Co., Inc.                                1,046,832
      52,000    @    Microsoft Corp.                                  2,780,440
     122,600         Nextel Communications, Inc.                      1,382,928
      12,800         Northrop Grumman Corp.                           1,320,064
      46,700         Novellus Systems, Inc.                           1,475,720
      54,300         Occidental Petroleum Corp.                       1,549,179
      60,600         Pfizer, Inc.                                     1,925,262
      10,300         Procter & Gamble Co.                               911,035
      51,500         Qualcomm, Inc.                                   1,777,780
      11,000         Schlumberger Ltd.                                  441,210
      20,500    @    Stryker Corp.                                    1,293,550
      26,100         Sysco Corp.                                        826,848
      18,500         Tribune Co.                                        888,925
      19,800         UnitedHealth Group, Inc.                         1,800,810
      39,800         WellPoint Health Networks                        2,993,358
      27,300         Yahoo, Inc.                                        407,316
      45,000         Zimmer Holdings, Inc.                            1,854,900
                                                                ---------------
                     TOTAL UNITED STATES                             84,924,368
                                                                ---------------
                     Total Common Stocks
                       (Cost $167,662,121)                          164,830,055
                                                                ---------------
SHORT-TERM INVESTMENTS: 1.61%
                     Federal Home Loan Bank Discount
$  2,700,000           Notes, 1.40%, due 11/01/02                     2,700,000
                                                                ---------------
                     Total Short-Term Investments
                       (Cost $2,700,000)                              2,700,000
                                                                ---------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $ 170,362,121)*            99.64%  $   167,530,055
                     OTHER ASSETS AND LIABILITIES-NET    0.36%          612,293
                                                      -------   ---------------
                     NET ASSETS                        100.00%  $   168,142,348
                                                      =======   ===============

@    Non-income producing security
ADR  American Depository Receipt
A    Loaned security, a portion or all of the security is on loan at October 31,
     2002
* Cost for federal income tax purposes is $176,718,590. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation              $    10,010,153
                     Gross Unrealized Depreciation                  (19,198,688)
                                                                ---------------
                     Net Unrealized Depreciation                $    (9,188,535)
                                                                ===============

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2002 (Continued)
--------------------------------------------------------------------------------
                                                                 Percentage of
Industry                                                           Net Assets
--------------------------------------------------------------------------------
Aerospace/Defense                                                     0.79%
Agriculture                                                           0.78%
Airlines                                                              1.98%
Auto Manufacturing                                                    1.01%
Auto Parts & Equipment                                                0.33%
Banks                                                                 3.87%
Biotechnology                                                         1.22%
Chemicals                                                             0.28%
Commercial Services                                                   0.25%
Computers                                                             4.81%
Cosmetics/Personal Care                                               1.22%
Diversified Financial Services                                        7.73%
Electronics                                                           1.32%
Food                                                                  3.71%
Forest Products & Paper                                               0.76%
Hand/Machine Tools                                                    0.95%
Healthcare-Product                                                    6.43%
Healthcare-Service                                                    2.85%
Home Builders                                                         0.28%
Home Furnishings                                                      0.81%
Insurance                                                             5.48%
Internet                                                              2.15%
Leisure Time                                                          1.40%
Media                                                                 3.82%
Mining                                                                2.15%
Miscellaneous Manufacturing                                           2.29%
Oil & Gas                                                             6.30%
Oil & Gas Services                                                    1.37%
Pharmaceuticals                                                       9.81%
Real Estate                                                           0.23%
Retail                                                                4.20%
Semiconductors                                                        2.92%
Software                                                              5.13%
Telecommunications                                                    8.21%
Transportation                                                        1.19%
Short-Term Investments                                                1.61%
Other Assets and Liabilities, Net                                     0.36%
                                                                   -------
NET ASSETS                                                          100.00%
                                                                   =======

                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the ING International Core Growth Fund and ING International Fund held May 9, 2002, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258

A brief description of each matter voted upon as well as the results are outlined below:

                                                           SHARES VOTED
                                            SHARES VOTED    AGAINST OR       SHARES     BROKER       TOTAL
                                                FOR          WITHHELD      ABSTAINED   NON-VOTE   SHARES VOTED
                                                ---          --------      ---------   --------   ------------
1.   To approve an agreement and plan of reorganization by and among ING International Core Growth Fund and
     ING International Fund providing for the merger of ING International Core Growth Fund with and into ING
     International Fund.

     ING International Core Growth Fund      1,275,393        31,956         65,281       --        1,372,630

2.   To transact such other business, not currently contemplated, that may properly come before the special meeting in the discretion of the proxies or their substitutes.

     ING International Core Growth Fund      1,248,564        46,298         77,768       --        1,372,630

A special meeting of shareholders of the ING Global Communications Fund and ING Global Technology Fund held
May 9, 2002, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258

A brief description of each matter voted upon as well as the results are outlined below:

                                                           SHARES VOTED
                                            SHARES VOTED    AGAINST OR       SHARES     BROKER       TOTAL
                                                FOR          WITHHELD      ABSTAINED   NON-VOTE   SHARES VOTED
                                                ---          --------      ---------   --------   ------------
1.   To approve an agreement and plan of reorganization by and among ING Global Communications Fund and ING
     Global Technology Fund providing for the merger of ING Global Communications Fund with and into ING Global
     Technology Fund.

     ING Global Communications Fund          4,848,036       134,285        140,780       --        5,123,101

2.   To transact such other business, not currently contemplated, that may properly come before the special meeting in the discretion of the proxies or their substitutes.

     ING Global Communications Fund          4,701,536       190,230        231,335       --        5,123,101

A special meeting of shareholders of the ING Asia-Pacific Equity Fund and ING Emerging Countries Fund held
July 22, 2002, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258

A brief description of each matter voted upon as well as the results are outlined below:

                                                           SHARES VOTED
                                            SHARES VOTED    AGAINST OR       SHARES     BROKER       TOTAL
                                                FOR          WITHHELD      ABSTAINED   NON-VOTE   SHARES VOTED
                                                ---          --------      ---------   --------   ------------
1.   To approve an agreement and plan of reorganization by and among ING Asia-Pacific Equity Fund and ING Emerging
     Countries Fund providing for the merger of ING Asia-Pacific Equity Fund with and into ING Emerging Countries
     Fund.

     ING Asia-Pacific Equity Fund            1,431,289        51,030         37,491       --        1,519,810

2.   To transact such other business, not currently contemplated, that may properly come before the special meeting in the discretion of the proxies or their substitutes.

     ING Asia-Pacific Equity Fund            1,397,995        70,212         51,603       --        1,519,810

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the year ended October 31, 2002 were as follows:

     FUND NAME                        TYPE                      PER SHARE AMOUNT
     ---------                        ----                      ----------------
Emerging Countries
   Class A                             NII                          $0.0003
   Class Q                             NII                          $0.0005

International Value
   Class A                             NII                          $0.0913
   Class B                             NII                          $0.0028
   Class C                             NII                          $0.0024
   Class Q                             NII                          $0.0822
   Class I                             NII                          $0.1366
   Class A                            STCG                          $0.0352
   Class B                            STCG                          $0.0352
   Class C                            STCG                          $0.0352
   Class Q                            STCG                          $0.0352
   Class I                            STCG                          $0.0352
   Class A                            LTCG                          $0.2221
   Class B                            LTCG                          $0.2221
   Class C                            LTCG                          $0.2221
   Class Q                            LTCG                          $0.2221
   Class I                            LTCG                          $0.2221

----------
NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commissions (book) purpose and Internal Revenue Service (tax) purposes.

Shareholder are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099 DIV regarding the federal tax status of the dividends and distributions received by them in the calendar year.

                 See Accompanying Notes to Financial Statements

             DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors/Trustees. Information pertaining to the Directors/Trustees and Officers of the Funds is set forth below:

                                                                                                NUMBER OF
                                                                        PRINCIPAL             PORFOLIOS IN          OTHER
                                                 TERM OF OFFICE       OCCUPATION(S)           FUND COMPLEX      DIRECTORSHIPS
         NAME, ADDRESS           POSITION(S)     AND LENGTH OF         DURING THE              OVERSEEN BY         HELD BY
            AND AGE            HELD WITH FUND     TIME SERVED        PAST FIVE YEARS            DIRECTOR           DIRECTOR
            -------            --------------     -----------        ---------------            --------           --------
Non-Interested Directors:

Paul S. Doherty                Director/Trustee   10-29-99      Mr. Doherty is President and       102     Mr. Doherty is a Trustee
7337 E. Doubletree Ranch Rd.                      to Present    Partner, Doherty, Wallace,                 of the GCG Trust
Scottsdale, AZ 85258                                            Pillsbury and Murphy,                      (February 2002 to
Age: 68                                                         P.C.,Attorneys (1996 to                    present).
                                                                present); a Director of
                                                                Tambrands, Inc. (1993 to
                                                                1998); and a Trustee of each
                                                                of the funds managed by
                                                                Northstar Investment
                                                                Management Corporation
                                                                (1993 to 1999).

J. Michael Earley              Director/Trustee   2-22-02 to    President and Chief                102     Mr. Earley is a Trustee
7337 E. Doubletree Ranch Rd.                      Present       Executive Officer of Bankers               of the GCG Trust (1997
Scottsdale, AZ 85258                                            Trust Company, N.A. (1992                  to present).
Age: 57                                                         to present).

R. Barbara Gitenstein          Director/Trustee   2-22-02 to    President of the College of        102     Dr. Gitenstein is a
7337 E. Doubletree Ranch Rd.                      Present       New Jersey (1999 to                        Trustee of the GCG Trust
Scottsdale, AZ 85258                                            present); Executive Vice                   (1997 to present).
Age: 54                                                         President and Provost at
                                                                Drake University (1992 to
                                                                1998).

Walter H. May                  Director/Trustee   10-29-99      Retired. Mr. May was               102     Mr. May is a Trustee for
7337 E. Doubletree Ranch Rd.                      to Present    formerly Managing Director                 the Best Prep Charity
Scottsdale, AZ 85258                                            and Director of Marketing                  (1991 to present) and the
Age: 65                                                         for Piper Jaffray, Inc. (an                GCG Trust (February 2002
                                                                investment banking/                        to present).
                                                                underwriting firm). Mr. May
                                                                was formerly a Trustee of
                                                                each of the funds managed
                                                                by Northstar Investment
                                                                Management Corporation
                                                                (1996 to 1999).

Jock Patton                    Director/Trustee   8-28-95 to    Private Investor. Mr. Patton       102     Mr. Patton is a Trustee
7337 E. Doubletree Ranch Rd.                      Present       was formerly Director and                  of the GCG Trust
Scottsdale, AZ 85258                                            Chief Executive Officer of                 (February 2002 to
Age: 56                                                         Rainbow Multimedia Group,                  present); He is also
                                                                Inc. (January 1999 to                      Director of Hypercom,
                                                                December 2001); Director of                Inc. and JDA Software
                                                                Stuart Entertainment, Inc.;                Group Inc. (January 1999
                                                                Directory of Artisoft, Inc.                to present); Buick of
                                                                (1994 to 1998); President                  Scottsdale, Inc.;
                                                                and co-owner of StockVal,                  National Airlines, Inc.;
                                                                Inc. (November 1992 to June                BG Associates, Inc.;
                                                                1997) and a Partner and                    BK Entertainment, Inc;
                                                                Director of the law firm of                and Arizona Rotorcraft,
                                                                Streich Lang, P.A. (1972 to                Inc.
                                                                1993).

--------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                        PRINCIPAL             PORFOLIOS IN          OTHER
                                                 TERM OF OFFICE       OCCUPATION(S)           FUND COMPLEX      DIRECTORSHIPS
         NAME, ADDRESS           POSITION(S)     AND LENGTH OF         DURING THE              OVERSEEN BY         HELD BY
            AND AGE            HELD WITH FUND     TIME SERVED        PAST FIVE YEARS            DIRECTOR           DIRECTOR
            -------            --------------     -----------        ---------------            --------           --------
David W.C. Putnam              Director/Trustee   10-29-99      President and Director of          102
7337 E. Doubletree Ranch Rd.                      to Present    F.L. Putnam Securities                     Mr. Putnam is a Trustee
Scottsdale, AZ 85258                                            Company, Inc. and its                      of GCG Trust (February
Age: 63                                                         affiliates. Mr. Putnam is also             2002 to present);
                                                                President, Secretary and                   Director of F.L. Putnam
                                                                Trustee of The Principled                  Securities Company, Inc.
                                                                Equity Market Fund. Mr.                    (June 1978 to present);
                                                                Putnam was formerly a                      F.L. Putnam Investment
                                                                Director/Trustee of Trust                  Management Company
                                                                Realty Corp., Anchor                       (December 2001 to
                                                                Investment Trust, Bow Ridge                present); Asian American
                                                                Mining Co., and each of the                Bank and Trust Company
                                                                funds managed by                           (June 1992 to present);
                                                                Northstar Investment                       and Notre Dame Health
                                                                Management Corporation                     Care Center (1991 to
                                                                (1994 to 1999).                            present). He is also a
                                                                                                           Trustee of The
                                                                                                           Principled Equity Market
                                                                                                           Fund (November 1996 to
                                                                                                           present); Progressive
                                                                                                           Capital Accumulation
                                                                                                           Trust (August 1998 to
                                                                                                           present); Anchor
                                                                                                           International Bond Trust
                                                                                                           (December 2000 to
                                                                                                           present); F.L. Putnam
                                                                                                           Foundation (December
                                                                                                           2000 to present); Mercy
                                                                                                           Endowment Foundation
                                                                                                           (1995 to present); and
                                                                                                           an Honorary Trustee of
                                                                                                           Mercy Hospital (1973 to
                                                                                                           present).

Blaine E. Rieke                Director/Trustee   2-26-01 to    General Partner of                 102     Mr. Rieke is a
7337 E. Doubletree Ranch Rd.                      Present       Huntington Partners, an                    Director/Trustee of the
Scottsdale, AZ 85258                                            investment partnership                     Morgan Chase Trust Co.
Age: 69                                                         (1997 to present). Mr. Rieke               (January 1998 to
                                                                was formerly Chairman and                  present) and the GCG
                                                                Chief Executive Officer of                 Trust (February 2002 to
                                                                Firstar Trust Company (1973                present).
                                                                to 1996). Mr. Rieke was
                                                                formerly the Chairman of
                                                                the Board and a Trustee of
                                                                each of the funds managed
                                                                by ING Investment
                                                                Management Co. LLC. (1998
                                                                to 2001).

Roger B. Vincent               Director/Trustee   2-22-02 to    President of Springwell            102     Mr. Vincent is a Trustee
7337 E. Doubletree Ranch Rd.                      Present       Corporation, a corporate                   of the GCG Trust (1994
Scottsdale, AZ 85258                                            advisory firm (1989 to                     to present) and a
Age: 57                                                         present). Mr. Vincent was                  Director of AmeriGas
                                                                formerly a Director of                     Propane, Inc. (1998 to
                                                                Tatham Offshore, Inc. (1996                present).
                                                                to 2000) and Petrolane, Inc.
                                                                (1993 to 1995).

--------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                        PRINCIPAL             PORFOLIOS IN          OTHER
                                                 TERM OF OFFICE       OCCUPATION(S)           FUND COMPLEX      DIRECTORSHIPS
         NAME, ADDRESS           POSITION(S)     AND LENGTH OF         DURING THE              OVERSEEN BY         HELD BY
            AND AGE            HELD WITH FUND     TIME SERVED        PAST FIVE YEARS            DIRECTOR           DIRECTOR
            -------            --------------     -----------        ---------------            --------           --------
Richard A. Wedemeyer           Director/Trustee   2-26-01 to    Vice President -- Finance          102     Mr. Wedemeyer is a
7337 E. Doubletree Ranch Rd.                      Present       and Administration -- of                   Trustee of Touchstone
Scottsdale, AZ 85258                                            the Channel Corporation, an                Consulting Group (1997
Age: 66                                                         importer of specialty alloy                to present) and the GCG
                                                                aluminum products (1996 to                 Trust (February 2002 to
                                                                present). Mr. Wedemeyer                    present).
                                                                was formerly Vice President
                                                                -- Finance and
                                                                Administration -- of
                                                                Performance Advantage,
                                                                Inc., a provider of training
                                                                and consultation services
                                                                (1992 to 1996), and Vice
                                                                President -- Operations and
                                                                Administration of Jim
                                                                Henson Productions (1979
                                                                to 1997). Mr. Wedemeyer
                                                                was a Trustee of each of the
                                                                funds managed by ING
                                                                Investment Management
                                                                Co. LLC. (1998 to 2001).

Interested Directors:

R. Glenn Hilliard(1)          Director/Trustee    2-26-02 to    Chairman and CEO of ING            102     Mr. Hilliard serves as a
ING Americas                                      Present       Americas and a member of                   member of the Board of
5780 Powers Ferry Road, NW                                      its Americas Executive                     Directors of the Clemson
Atlanta, GA 30327                                               Committee (1999 to                         University Foundation,
Age: 59                                                         present). Mr. Hilliard was                 the Board of Councilors
                                                                formerly Chairman and CEO                  for the Carter Center, a
                                                                of ING North America,                      Trustee of the Woodruff
                                                                encompassing the U.S.,                     Arts Center and sits on
                                                                Mexico and Canada regions                  the Board of Directors
                                                                (1994 to 1999).                            for the High Museum of
                                                                                                           Art. Mr. Hilliard is
                                                                                                           also a Trustee of the
                                                                                                           GCG Trust (February 2002
                                                                                                           to present).

--------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                        PRINCIPAL             PORFOLIOS IN          OTHER
                                                 TERM OF OFFICE       OCCUPATION(S)           FUND COMPLEX      DIRECTORSHIPS
         NAME, ADDRESS           POSITION(S)     AND LENGTH OF         DURING THE              OVERSEEN BY         HELD BY
            AND AGE            HELD WITH FUND     TIME SERVED        PAST FIVE YEARS            DIRECTOR           DIRECTOR
            -------            --------------     -----------        ---------------            --------           --------
Thomas J. McInerney(2)         Director/Trustee   2-26-01 to    Chief Executive Officer, ING       156     Mr. McInerney serves as
7337 E. Doubletree Ranch Rd.                      Present       U.S. Financial Services                    a Director/Trustee of
Scottsdale, AZ 85258                                            (October 2001 to present);                 Aeltus Investment
Age: 46                                                         President, Chief Executive                 Management, Inc. (1997
                                                                Officer, and Director of                   to present); each of t
                                                                Northern Life Insurance                    Aetna Funds (April 2002
                                                                Company (2001 to present);                 to present); Ameribest
                                                                and President and Director                 Life Insurance Co. (2001
                                                                of Aetna Life Insurance and                to present); Equitable
                                                                Annuity Company (1997 to                   Life Insurance Co. (2001
                                                                present), Aetna Retirement                 to present); First
                                                                Holdings, Inc. (1997 to                    Columbine Life Insurance
                                                                present), Aetna Investment                 Co. (2001 to present);
                                                                Adviser Holding Co. (2000                  Golden American Life
                                                                to present), and Aetna                     Insurance Co. (2001 to
                                                                Retail Holding Company                     present); Life Insurance
                                                                (2000 to present). Mr.                     Company of Georgia (2001
                                                                McInerney was formerly                     to present); Midwestern
                                                                General Manager and Chief                  United Life Insurance
                                                                Executive Officer of ING                   Co. (2001 to present);
                                                                Worksite Division (since                   ReliaStar Life Insurance
                                                                December 2000 to October                   Co. (2001 to present);
                                                                2001); President of Aetna                  Security Life of Denver
                                                                Financial Services (August                 (2001 to present);
                                                                1997 to December 2000);                    Security Connecticut
                                                                Head of National Accounts                  Life Insurance Co. (2001
                                                                and Core Sales and                         to present); Southland
                                                                Marketing for Aetna U.S.                   Life Insurance Co. (2001
                                                                Healthcare (April 1996 to                  to present); USG Annuity
                                                                March 1997); Head of                       and Life Company (2001
                                                                Corporate Strategies for                   to present); United Life
                                                                Aetna Inc. (July 1995 to                   and Annuity Insurance
                                                                April 1996); and has held a                Co. Inc (2001 to
                                                                variety of line and                        present); and the GCG
                                                                corporate staff positions                  Trust (February 2002 to
                                                                since 1978.                                present). Mr. McInerney
                                                                                                           is a member of the Board
                                                                                                           of the National
                                                                                                           Commission on Retirement
                                                                                                           Policy, the Governors
                                                                                                           Council on Economic
                                                                                                           Competitiveness and
                                                                                                           Technology of
                                                                                                           Connecticut, the Board
                                                                                                           of Directors of the
                                                                                                           Connecticut Business and
                                                                                                           Industry Association,
                                                                                                           the Board of Trustees of
                                                                                                           the Bushnell, the Board
                                                                                                           for the Connecticut
                                                                                                           Forum, and the Board of
                                                                                                           the Metro Hartford
                                                                                                           Chamber of Commerce, and
                                                                                                           is Chairman of Concerned
                                                                                                           Citizens for Effective
                                                                                                           Government.

--------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                        PRINCIPAL             PORFOLIOS IN          OTHER
                                                 TERM OF OFFICE       OCCUPATION(S)           FUND COMPLEX      DIRECTORSHIPS
         NAME, ADDRESS           POSITION(S)     AND LENGTH OF         DURING THE              OVERSEEN BY         HELD BY
            AND AGE            HELD WITH FUND     TIME SERVED        PAST FIVE YEARS            DIRECTOR           DIRECTOR
            -------            --------------     -----------        ---------------            --------           --------
John G. Turner(3)              Chairman and      10-29-99       President, Turner Investment       106     Mr. Turner serves as a
7337 E. Doubletree Ranch Rd.   Director/Trustee  to Present     Company (since January                     member of the Board of
Scottsdale, AZ 85258                                            2002). Mr. Turner was                      the GCG Trust. Mr.
Age: 63                                                         formerly Vice Chairman of                  Turner also serves as a
                                                                ING Americas (2000 to 2001);               Director of the Hormel
                                                                Chairman and Chief Executive               Foods Corporation (May
                                                                Officer of ReliaStar                       2000 to present), Shopko
                                                                Financial Corp. and                        Stores, Inc. (August
                                                                ReliaStar Life Insurance                   1999 to present), and
                                                                Company (1993 to 2000);                    M.A. Mortenson Co.
                                                                Chairman of ReliaStar United               (March 2002 to present)
                                                                Services Life Insurance
                                                                Company (1995 to 1998);
                                                                Chairman of ReliaStar Life
                                                                Insurance Company of New
                                                                York (1995 to 2001);
                                                                Chairman of Northern Life
                                                                Insurance Company (1992 to
                                                                2000); Chairman and
                                                                Director/Trustee of the
                                                                Northstar affiliated
                                                                investment companies (1993
                                                                to 2001) and Director,
                                                                Northstar Investment
                                                                Management Corporation and
                                                                its affiliates (1993 to
                                                                1999).

----------
(1) Mr. Hilliard is an "interested person", as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.
(2) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(3) Mr. Turner is an "interested person", as defined by the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                         TERM OF OFFICE                       OCCUPATION(S)
       NAME, ADDRESS                POSITION(S)           AND LENGTH OF                        DURING THE
          AND AGE                  HELD WITH FUND          TIME SERVED                       PAST FIVE YEARS
          -------                  --------------          -----------                       ---------------
Officers:

James M. Hennessy                President, Chief        March 2002 to         President and Chief Executive Officer of ING
7337 E. Doubletree Ranch Rd.     Executive Officer,      Present (for the      Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258             and Chief               ING Funds)            Services, LLC, ING Advisors, Inc., ING
Age: 53                          Operating Officer                             Investments, LLC, Lexington Funds
                                                                               Distributor, Inc., Express America T.C. Inc.
                                 President, Chief        February 2001 to      and EAMC Liquidation Corp. (since December
                                 Executive Officer,      March 2002 (for       2001); Executive Vice President and Chief
                                 and Chief               the Pilgrim Funds)    Operating Officer of ING Quantitative
                                 Operating Officer                             Management, Inc. (since October 2001) and
                                                                               ING Funds Distributor, LLC (since June
                                 Chief Operating         June 2000 to          2000). Formerly, Senior Executive Vice
                                 Officer                 February 2001 (for    President (June 2000 to December 2000) and
                                                         the Pilgrim Funds)    Secretary (April 1995 to December 2000) of
                                                                               ING Capital Corporation, LLC, ING Funds
                                                                               Services, LLC, ING Investments, LLC, ING
                                                                               Advisors, Inc., Express America T.C. Inc.,
                                                                               and EAMC Liquidation Corp.; and Executive
                                                                               Vice President, ING Capital Corporation, LLC
                                                                               and its affiliates (May 1998 to June 2000)
                                                                               and Senior Vice President, ING Capital
                                                                               Corporation, LLC and its affiliates (April
                                                                               1995 to April 1998).

Stanley D. Vyner                 Executive Vice          March 2002 to         Executive Vice President of ING Advisors,
7337 E. Doubletree Ranch Rd.     President               Present (for the      Inc. and ING Investments, LLC (since July
Scottsdale, AZ 85258                                     ING Funds)            2000) and Chief Investment Officer of the
Age: 52                                                                        International Portfolios, ING Investments,
                                 Executive Vice          July 1996 to March    LLC (since July 1996). Formerly, President
                                 President               2002 (for the         and Chief Executive Officer of ING
                                                         international         Investments, LLC (August 1996 to August
                                                         portfolios of the     2000).
                                                         Pilgrim Funds)

Mary Lisanti                     Executive Vice          March 2002 to         Executive Vice President of ING Investments,
7337 E. Doubletree Ranch Rd.     President               Present (for the      LLC and ING Advisors, Inc. (since November
Scottsdale, AZ 85258                                     ING Funds)            1999) and of ING Quantitative
Age: 46                                                                        Management, Inc. (since July 2000); Chief
                                 Executive Vice          May 1998 to           Investment Officer of the Domestic Equity
                                 President               March 2002 (for       Portfolios, ING Investments, LLC (since
                                                         the domestic          1999). Formerly, Executive Vice President
                                                         equity portfolios     and Chief Investment Officer for the
                                                         of the Pilgrim        Domestic Equity Portfolios of Northstar
                                                         Funds)                Investment Management Corporation,
                                                                               whose name changed to Pilgrim Advisors, Inc.
                                                                               and subsequently became part of ING
                                                                               Investments, LLC (May 1998 to October 1999);
                                                                               Portfolio Manager with Strong Capital
                                                                               Management (May 1996 to 1998); a Managing
                                                                               Director and Head of Small- and Mid-
                                                                               Capitalization Equity Strategies at Bankers
                                                                               Trust Corp. (1993 to 1996).

Michael J. Roland                Executive Vice          March 2002 to         Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.     President,              Present (for the      Officer and Treasurer of ING Funds Services,
Scottsdale, AZ 85258             Assistant Secretary     ING Funds)            LLC, ING Funds Distributor, LLC, ING
Age: 44                          and Principal                                 Advisors, Inc., ING Investments, LLC, ING
                                 Financial Officer                             Quantitative Management, Inc., Lexington
                                                                               Funds Distributor, Inc., Express America T.C.
                                 Senior Vice             June 1998 to          Inc. and EAMC Liquidation Corp. (since
                                 President and           February 2002 (for    December 2001). Formerly, Senior Vice
                                 Principal Financial     the Pilgrim Funds)    President, ING Funds Services, LLC, ING
                                 Officer                                       Investments, LLC, and ING Funds Distributor,
                                                                               LLC (June 1998 to December 2001) and Chief
                                                                               Financial Officer of Endeavor Group (April
                                                                               1997 to June 1998).

--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                         TERM OF OFFICE                       OCCUPATION(S)
       NAME, ADDRESS                POSITION(S)           AND LENGTH OF                        DURING THE
          AND AGE                  HELD WITH FUND          TIME SERVED                       PAST FIVE YEARS
          -------                  --------------          -----------                       ---------------
Robert S. Naka                   Senior Vice             March 2002 to         Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.     President and           Present (for the      Secretary of ING Funds Services, LLC, ING
Scottsdale, AZ 85258             Assistant Secretary     ING Funds)            Funds Distributor, LLC, ING Advisors, Inc.,
Age: 39                                                                        ING Investments, LLC, ING Quantitative
                                 Senior Vice             November 1999 to      Management, Inc. (since October 2001) and
                                 President and           March 2002 (for       Lexington Funds Distributor, Inc. (since
                                 Assistant Secretary     the Pilgrim Funds)    December 2001). Formerly, Vice President,
                                                                               ING Investments, LLC (April 1997 to October
                                 Assistant Secretary     July 1996 to          1999), ING Funds Services, LLC (February
                                                         November 1999         1997 to August 1999) and Assistant Vice
                                                         (for the Pilgrim      President, ING Funds Services, LLC (August
                                                         Funds)                1995 to February 1997).

Robyn L. Ichilov                 Vice President and      March 2002 to         Vice President of ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.     Treasurer               Present (for the      (since October 2001) and ING Investments,
Scottsdale, AZ 85258                                     ING Funds)            LLC (since August 1997); Accounting
Age: 35                                                                        Manager, ING Investments, LLC (since
                                 Vice President and      May 1998 to           November 1995).
                                 Treasurer               March 2002 (for
                                                         the Pilgrim Funds)

                                 Vice President          November 1997 to
                                                         May 1998 (for the
                                                         Pilgrim Funds)

Kimberly A. Anderson             Vice President and      March 2002 to         Vice President for ING Quantitative
7337 E. Doubletree Ranch Rd.     Secretary               Present (for the      Management, Inc. (since October 2001); Vice
Scottsdale, AZ 85258                                     ING Funds)            President and Assistant Secretary of ING
Age: 38                                                                        Funds Services, LLC, ING Funds Distributor,
                                                         February 2001 to      LLC, ING Advisors, Inc., ING Investments, LLC
                                                         March 2002 (for       (since October 2001) and Lexington Funds
                                                         the Pilgrim Funds)    Distributor, Inc. (since December 2001).
                                                                               Formerly, Assistant Vice President of ING
                                                                               Funds Services, LLC (November 1999 to
                                                                               January 2001) and has held various other
                                                                               positions with ING Funds Services, LLC for
                                                                               more than the last five years.

Todd Modic                       Assistant Vice          March 2002 to         Director of Financial Reporting of ING
7337 E. Doubletree Ranch Rd.     President               Present (for          Investments, LLC (since March 2001).
Scottsdale, AZ 85258                                     certain ING Funds)    Formerly, Director of Financial Reporting,
Age: 34                                                                        Axient Communications, Inc. (May 2000 to
                                                         August 2001 to        January 2001) and Director of Finance,
                                                         March 2002 (for       Rural/Metro Corporation (March 1995 to
                                                         the Pilgrim Funds)    May 2000).

Maria M. Anderson                Assistant Vice          March 2002 to         Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.     President               Present (for          Services, LLC (since October 2001). Formerly,
Scottsdale, AZ 85258                                     certain ING Funds)    Manager of Fund Accounting and Fund
Age: 44                                                                        Compliance, ING Investments, LLC
                                                         August 2001 to        (September 1999 to November 2001);
                                                         March 2002 (for       Section Manager of Fund Accounting, Stein
                                                         the Pilgrim Funds)    Roe Mutual Funds (July 1998 to August
                                                                               1999); and Financial Reporting Analyst,
                                                                               Stein Roe Mutual Funds (August 1997 to
                                                                               July 1998).

Jeffrey Bernstein                Senior Vice             March 2002 to         Senior Vice President (since October 1999)
7337 E. Doubletree Ranch Rd.     President and           Present (for          of ING Investments, LLC and Senior Portfolio
Scottsdale, Arizona 85258        Senior Portfolio        certain ING Funds)    Manager (since October 2001) for ING
Age: 35                          Manager                                       Advisors, Inc. and ING Investments, LLC.
                                 (Worldwide              June 2000 to          Formerly, Portfolio Manager, Northstar
                                 Growth Fund)            March 2002 (for       Investment Management Corporation,
                                                         certain Pilgrim       whose name changed to Pilgrim Advisors,
                                                         Funds)                Inc. and subsequently became part of ING
                                                                               Investments, LLC (May 1998 to October 1999);
                                                                               Portfolio Manager, Strong Capital Management
                                                                               (1997 to May 1998); and Portfolio Manager,
                                                                               Berkeley Capital (1995 to 1997).

--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                         TERM OF OFFICE                       OCCUPATION(S)
       NAME, ADDRESS                POSITION(S)           AND LENGTH OF                        DURING THE
          AND AGE                  HELD WITH FUND          TIME SERVED                       PAST FIVE YEARS
          -------                  --------------          -----------                       ---------------
James A. Vail                    Senior Vice             March 2002 to         Senior Vice President for ING Investments,
7337 E. Doubletree Ranch Rd.     President and           Present (for          LLC (since June 2001) and Portfolio
Scottsdale, Arizona 85258        Portfolio Manager       certain ING Funds)    Manager of ING Investments, LLC and ING
Age: 57                          (Precious Metals                              Advisors, Inc. (since October 2001). Formerly,
                                 Fund)                   June 2001 to          Vice President, Lexington Management
                                                         March 2002 (for       Corporation (which was acquired by ING
                                                         certain Pilgrim       Investments, LLC's parent company in July
                                                         Funds)                2000) (1991 to 2000); and has held
                                                                               investment research positions with Chemical
                                                                               Bank, Oppenheimer & Co., Robert Fleming,
                                                                               Inc. and Beacon Trust Company, where he
                                                                               was a Senior Investment Analyst.

Richard T. Saler                 Senior Vice             March 2002 to         Senior Vice President and Director of
7337 E. Doubletree Ranch Rd.     President and           Present (for          International Equity Investment Strategy of
Scottsdale, Arizona 85258        Senior Portfolio        certain ING Funds)    ING Investments, LLC and ING Advisors, Inc.
Age: 41                          Manager                                       (since October 2001). Formerly, Senior Vice
                                 (Worldwide              July 2000 to March    President and Director of International
                                 Growth,                 2002 (for certain     Equity Strategy, Lexington Management
                                 International,          Pilgrim Funds)        Corporation (which was acquired by ING
                                 Emerging                                      Investments, LLC's parent company in July
                                 Countries and                                 2000) (1986 to July 2000).
                                 Russia Funds)

Philip A. Schwartz               Senior Vice             March 2002 to         Senior Vice President and Director of
7337 E. Doubletree Ranch Rd.     President and           Present (for          International Equity Investment Strategy for
Scottsdale, Arizona 85258        Senior Portfolio        certain ING Funds)    ING Investments, LLC and ING Advisors, Inc.
Age: 41                          Manager                                       (since October 2001). Formerly, Senior Vice
                                 (Worldwide              July 2000 to March    President and Director of International
                                 Growth,                 2002 (for certain     Equity Strategy, Lexington Management
                                 International,          Pilgrim Funds)        Corporation (which was acquired by ING
                                 Emerging                                      Investments, LLC's parent company in July
                                 Countries and                                 2000); Vice President of European Research
                                 Russia Funds)                                 Sales, Cheuvreux de Virieu in Paris and New
                                                                               York (prior to 1993).

ING Funds Distributor, LLC offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, LLC at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY                            DOMESTIC EQUITY VALUE FUNDS
  ING Emerging Countries Fund                     ING Financial Services Fund
  ING International Fund                          ING Large Company Value Fund
  ING International Growth Fund                   ING MagnaCap Fund
  ING International SmallCap Growth Fund          ING Tax Efficient Equity Fund
  ING International Value Fund                    ING Value Opportunity Fund
  ING Precious Metals Fund                        ING SmallCap Value Fund
  ING Russia Fund                                 ING MidCap Value Fund

INTERNATIONAL GLOBAL EQUITY                     DOMESTIC EQUITY AND INCOME FUNDS
  ING Global Technology Fund                      ING Equity and Bond Fund
  ING Global Real Estate Fund                     ING Convertible Fund
  ING Worldwide Growth Fund                       ING Balanced Fund
                                                  ING Growth and Income Fund
DOMESTIC EQUITY FUNDS
  ING Growth Fund                               FIXED INCOME FUNDS
  ING Growth + Value Fund                         ING Bond Fund
  ING Growth Opportunities Fund                   ING Classic Money Market Fund*
  ING LargeCap Growth Fund                        ING Government Fund
  ING MidCap Opportunities Fund                   ING GNMA Income Fund
  ING Small Company Fund                          ING High Yield Opportunity Fund
  ING SmallCap Opportunities Fund                 ING High Yield Bond Fund
  ING Technology Fund                             ING Intermediate Bond Fund
                                                  ING Lexington Money Market Trust*
DOMESTIC EQUITY INDEX FUNDS                       ING National Tax Exempt Bond Fund
  ING Index Plus LargeCap Fund                    ING Money Market Fund*
  ING Index Plus MidCap Fund                      ING Aeltus Money Market Fund*
  ING Index Plus SmallCap Fund                    ING Strategic Bond Fund
  ING Research Enhanced Index Fund
                                                STRATEGIC ALLOCATION FUNDS
                                                  ING Strategic Allocation Growth Fund
                                                  ING Strategic Allocation Balanced Fund
                                                  ING Strategic Allocation Income Fund

                                                LOAN PARTICIPATION FUNDS
                                                  ING Prime Rate Trust
                                                  ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Brown Brothers Harriman
40 Water Street
Boston, Massachusetts 02109-3661

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

 ING FUNDS
[LION LOGO]                                                 INTLI&QAR1002-122002